SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

AXA ENTERPRISE FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

STEVEN M. JOENK

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ. AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, New York 10104	ARTHUR J. BROWN, ESQ. Kirkpatrick & Lockhart Nicholson Graham LLP 1800 Massachusetts Ave., NW, 2nd Floor Washington, DC 20036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered: Class A, Class B, Class C and Class Y shares of beneficial interest in the series of the registrant designated as the AXA Enterprise Growth Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 811-21695 and 333-121788).

AXA ENTERPRISE FUNDS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Growth Fund

Enterprise Multi-Cap Growth Fund

Enterprise Strategic Allocation Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

            , 2005

Dear Shareholder:

I ask for your vote on important matters affecting the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund and Enterprise Strategic Allocation Fund (each, a “Fund”), each of which is a series of The Enterprise Group of Funds, Inc., a Maryland corporation (the “Corporation”), that will be considered at a special meeting of shareholders to be held on April 20, 2005.

The Corporation’s Board of Directors (the “Board” or the “Board of Directors”) has called this meeting to request shareholder approval of the merger of each Fund into the AXA Enterprise Growth Fund, which is a newly created series of the AXA Enterprise Funds Trust, a Delaware statutory trust (the “Trust”) that is managed by the AXA Equitable Life Insurance Company (“AXA Equitable”). As a shareholder of one or more Funds, you are asked to review the enclosed Combined Proxy Statement and Prospectus carefully and to cast your vote on the proposals. The Board of Directors recommends a vote “FOR” each of the proposals.

Following the acquisition of The MONY Group, Inc. by AXA Financial, Inc. on July 8, 2004, Enterprise Capital Management, Inc., the Corporation’s investment manager, and AXA Equitable (collectively, the “Managers”) reviewed the Corporation’s and AXA Equitable’s retail mutual fund offerings with the primary objective of consolidating the funds into one family of funds that offers a streamlined, more complete and competitive set of mutual funds, while serving the interests of shareholders. In this connection, the Managers determined that it would be appropriate to combine similar funds. To accomplish this goal, the Managers recommended the merger of the Enterprise Growth Fund, the Enterprise Multi-Cap Growth Fund and the Enterprise Strategic Allocation Fund into the AXA Enterprise Growth Fund, which has similar investment objectives, policies and risks. The Board of Directors of the Corporation has approved these proposals.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by voting by telephone, through the Internet or in person. We have retained an outside firm that specializes in proxy solicitations (the “proxy solicitor”) to assist us with any necessary follow up. If we do not hear from you by             , 2005, the proxy solicitor may contact you. If you have any questions about the proposals or the voting instructions, please call us at             .

Very truly yours,

Steven M. Joenk President The Enterprise Group of Funds, Inc.

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Growth Fund

Enterprise Multi-Cap Growth Fund

Enterprise Strategic Allocation Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 20, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund and Enterprise Strategic Allocation Fund, each of which is a series of The Enterprise Group of Funds, Inc. (the “Corporation”), will be held on Wednesday, April 20, 2005, at             , Eastern time, at the offices of AXA Equitable Life Insurance Company, located at 1290 Avenue of the Americas, New York, New York 10104, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization and Termination that provides for a reorganization of each of the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund and Enterprise Strategic Fund, each a series of the Corporation, into the AXA Enterprise Growth Fund, a newly created series of the AXA Enterprise Funds Trust.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record as of the close of business on January 24, 2005, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By Order of the Board of Directors,

Patricia Louie Assistant Secretary

                    , 2005

New York, New York

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YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the January 24, 2005 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the proposals described above.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll free number listed on the enclosed proxy card(s). To vote via the Internet, please access the website listed on your proxy card(s). Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the “control” number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Corporation may be voted only in person or by written proxy. If we do not receive your completed proxy card by                     , 2005, you may be contacted by our proxy solicitor.

If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the proxy cards, they will not be voted.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp	ABC Corp. John Doe, Treasurer

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA/UTMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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COMBINED PROXY STATEMENT AND PROSPECTUS

Dated:                     , 2005

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Growth Fund

Enterprise Multi-Cap Growth Fund

Enterprise Strategic Allocation Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

AXA ENTERPRISE FUNDS TRUST

AXA Enterprise Growth Fund

1290 Avenue of the Americas

New York, New York 10104

This is a Proxy Statement for the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund and Enterprise Strategic Allocation Fund (each, an “Acquired Fund”), each of which is a series of The Enterprise Group of Funds, Inc. (the “Corporation”), which is a Maryland corporation that is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. This is also a Prospectus for the AXA Enterprise Growth Fund (the “Acquiring Fund”), which is a series of the AXA Enterprise Funds Trust (the “Trust”), which is a newly created Delaware statutory trust that is registered with the SEC as an open-end management investment company.

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to shareholders of the Acquired Funds in connection with the solicitation of proxies by, and on behalf of, the Corporation’s Board of Directors (the “Board of Directors” or the “Board”) to be used at a Special Meeting of Shareholders of each Acquired Fund to be held at the offices of AXA Equitable Life Insurance Company (“AXA Equitable”), located at 1290 Avenue of the Americas, New York, New York 10104, on April 20, 2005, at             , Eastern time, and at any adjournments thereof (the “Meeting”). We made copies of this Proxy Statement/Prospectus available to shareholders of the Acquired Funds beginning on or about February 18, 2005. Each of the Corporation and the Trust is referred to herein as a “Company.” Each Acquired Fund and the Acquiring Fund is referred to herein as a “Fund.”

The matters that the Board of Directors expects will come before the Meeting, and the shareholders entitled to vote on such matters, are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal

1. To approve an Agreement and Plan of Reorganization and Termination (the “Reorganization Agreement”) that provides for a reorganization of each of the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund and Enterprise Strategic Allocation Fund, each a series of the Corporation, into the AXA Enterprise Growth Fund, a newly created series of the Trust (each, a “Reorganization” and, collectively, the “Reorganizations”).

Shareholders of the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund and Enterprise Strategic Allocation Fund, voting separately

2. To transact such other business as may properly come before the meeting or any adjournments thereof.	Each Acquired Fund, as applicable

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before voting. The following documents have been filed with the SEC and are incorporated by this reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information, each dated May 3, 2004, as supplemented, of the Corporation (File Nos. 2-28097 and 811-01582), which contain additional information about the Acquired Funds;

2.	The combined Annual Report to Shareholders of the Corporation, which includes information relating to the Acquired Funds for the fiscal year ended October 31, 2004; and

3.	A Statement of Additional Information of the Trust related to this Proxy Statement/Prospectus, dated , 2005, which contains additional information about the Reorganizations.

For a free copy of any of the above documents, please call or write the Corporation at the above phone number or address.

Copies of the Corporation’s most recent annual report, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of the Corporation’s annual report by writing The Enterprise Group of Funds, Inc., 3343 Peachtree Rd., Atlanta, Georgia 30326 or by calling 1-800-432-4320.

Each Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Company must file certain reports and other information with the SEC. You can copy and review information about each Company at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about each Company is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549.

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VOTING INFORMATION

Record Date and Share Ownership

Shareholders of record as of the close of business on January 24, 2005 (the “Record Date”) are entitled to vote at the Meeting. The presence, in person or by proxy, of a majority of the shares of the Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposals in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Information as to the number of outstanding shares of the Fund as of the Record Date is set forth below:

Fund	Total Number	Number of Class A	Number of Class B	Number of Class C	Number of Class Y
Enterprise Growth Fund
Enterprise Multi-Cap Growth Fund
Enterprise Strategic Allocation Fund

[Except as set forth in Appendix A,] Enterprise Capital Management, Inc. (“Enterprise Capital”) does not know of any person who owned beneficially or of record 5% or more of any class of shares of a Fund or 25% of the total number of shares of a Fund as of the Record Date. As of that same date, the directors and officers of the Corporation as a group owned less than 1% of any class of the Corporation’s outstanding shares.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” approval of each Reorganization set forth in Proposal 1. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To pass, each proposal requires the affirmative vote of at least two-thirds of all the votes entitled to be cast on the proposal.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves the Corporation significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxy at any time prior to its exercise by submitting: (1) a later-dated vote, in person at the Meeting, via the Internet, by telephone or by mail, or (2) written notice of revocation to the Secretary of the

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Corporation (“Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” a proposal because a proposal requires the affirmative vote of a specified majority of the Fund’s outstanding shares.

Solicitation of Proxies

The Funds will bear the expense of soliciting proxies, and have retained              for a fee of $             plus a reasonable amount to cover expenses. Certain directors, officers and other employees of the Corporation or AXA Equitable, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Corporation will request that brokers and nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares. The Funds may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Agreement, which is attached hereto as Appendix B.

The Proposed Reorganizations

This Proxy Statement/Prospectus is soliciting shareholders with investments in one or more of the Acquired Funds to approve the Reorganization Agreement, whereby each Acquired Fund will be reorganized into the Acquiring Fund. The Acquired Fund shares are divided into four classes, designated Class A, Class B, Class C and Class Y shares (collectively, the “Acquired Fund Shares”). The Acquiring Fund shares also are divided into four classes, also designated Class A, Class B, Class C and Class Y shares (collectively, the “Acquiring Fund Shares”).

The Reorganization Agreement provides, with respect to each Reorganization, for:

•	the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund;

•	the assumption by the Acquiring Fund of all the stated liabilities of the Acquired Fund;

•	the distribution of the Acquiring Fund shares to the Acquiring Fund’s shareholders of record determined immediately after the close of business on the Closing Date (defined below) (the “Shareholders”); and

•	the complete termination of the Acquired Fund.

You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, each Reorganization is expected to be effective immediately after the close of business on                     , 2005, or on a later date the Companies agree upon (the “Closing Date”). As a result of each Reorganization, each shareholder holding shares of one or more of the Acquired Funds would become a shareholder of the Acquiring Funds. Each such shareholder would hold, immediately after the Closing Date, Class A, Class B, Class C or Class Y shares of the Acquiring Fund, depending on the corresponding class of shares of the Acquired Fund that shareholder owns, having an aggregate value equal to the aggregate value of those Acquired Fund shares as of the Closing Date. The consummation of any Reorganization is not contingent on the consummation of any other Reorganization.

In considering whether to approve a proposal relating to the Reorganization Agreement, you should review the proposal for each Acquired Fund of which you were a shareholder on the Record Date. In addition, you should review the information in this Proxy Statement/Prospectus that relates to all of the proposals and the Reorganization Agreement generally.

Tax Consequences of the Proposed Reorganizations

As a condition to consummation of each Reorganization, each Company will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that neither Fund participating therein nor their shareholders will recognize any gain or loss as a result of the Reorganization. The holding period for, and the aggregate tax basis in, the Acquiring Fund’s shares a shareholder receives pursuant to a Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund’s shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date). Also, an Acquiring Fund’s holding period for, and tax basis in, each asset an Acquired Fund transfers to it will include the Acquired Fund’s holding period for, and be the same as the Acquired Fund’s tax basis in, that asset immediately prior to the Reorganization. The Companies expect that there will be no adverse tax consequences to shareholders as a result of the Reorganizations. Please see the “Federal Income Tax Consequences of the Proposed Reorganization” section below for further information.

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PROPOSAL 1: APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE ENTERPRISE GROWTH FUND, ENTERPRISE MULTI-CAP GROWTH FUND AND ENTERPRISE STRATEGIC ALLOCATION FUND INTO THE AXA ENTERPRISE GROWTH FUND.

This Proposal 1 requests your approval of the Reorganizations of the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund (the “Enterprise Multi-Cap Fund”) and Enterprise Strategic Allocation Fund (the “Enterprise Strategic Fund”) into the AXA Enterprise Growth Fund (the “AXA Growth Fund”). In considering whether you should approve this proposal, you should note that:

•	Shareholders of the Enterprise Growth Fund, Enterprise Multi-Cap Fund and Enterprise Strategic Fund will vote separately on each of the Reorganizations into the AXA Enterprise Growth Fund. Furthermore, each such Reorganization is not contingent on the approval of such other Reorganization.

•	The investment objectives, investment policies and principal risks of the Enterprise Growth Fund and the AXA Growth Fund are substantially identical. Each Fund seeks capital appreciation by investing primarily in the common stock of large capitalization U.S. companies.

The investment objectives, investment policies and principal risks of the Enterprise Multi-Cap Fund and the AXA Growth Fund are substantially similar. Each Fund seeks capital appreciation and invests primarily in equity securities of U.S. companies; however, the Enterprise Multi-Cap Fund may invest in companies of any size, while the AXA Growth Fund invests primarily in large capitalization companies.

The investment objectives, investment policies and principal risks of the Enterprise Strategic Fund and the AXA Growth Fund are similar, although there are some important differences of which you should be aware. The Enterprise Strategic Fund seeks total return, consisting of capital appreciation and current income, while the AXA Growth Fund seeks capital appreciation and does not have an income component to its investment objective. In addition, the Enterprise Strategic Fund allocates its assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion that consists of U.S. Treasury securities. From time to time, the subadviser for the Enterprise Strategic Fund reallocates the Fund’s assets in accordance with its asset allocation model, which can recommend stock allocations of 95%, 70%, 45%, 20% or 0%. The AXA Growth Fund invests primarily in equity securities and generally does not seek to track the performance of the S&P 500 Index or invest a significant portion of its assets in fixed income securities. Notwithstanding these differences, AXA Equitable believes that these Funds generally appeal to the same types of investors and that the risk profile of each Fund is substantially similar, particularly given that the Enterprise Strategic Fund has invested substantially all of its assets in equity securities for the last two fiscal years. In this connection, the Enterprise Strategic Fund had invested approximately 95% of its assets in equity securities as of October 31, 2004 and 94% as of October 31, 2003.

•	AXA Equitable is the investment manager for the AXA Growth Fund, while Enterprise Capital is the investment manager for the Enterprise Growth Fund, Enterprise Multi-Cap Fund and Enterprise Strategic Fund. Montag & Caldwell, Inc. is the investment subadviser for the Enterprise Growth Fund and the Enterprise Multi-Cap Fund and would sub-advise the combined Fund following the Reorganization. UBS Global Asset Management (US), Inc. is the subadviser for the Enterprise Strategic Fund.

•

You will not pay any front-end or deferred sales charge in connection with the Reorganization. However, Class B and Class C shares of the Acquiring Fund issued in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization. The period that the shareholder held shares of the Acquired Fund will be included in the holding period of the Acquiring Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares approximately eight years after the date that the corresponding Class B shares of the Acquired Fund were purchased by the shareholder. Each Fund is subject to the same sales load structure, as described in

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the table below in the section entitled “Comparative Fee and Expense Tables.” In addition, the procedures for buying, selling and exchanging shares of the Funds are identical. Please see the “Additional Information About the Acquiring Funds” section below for more information.

•	The total annual operating expense ratio for each class of shares of the AXA Growth Fund (before and after expense limitation arrangements) is lower than that of the corresponding class of shares of each of the Enterprise Growth Fund and the Enterprise Multi-Cap Fund due to a lower management fee and economies of scale. However, the total annual operating expense ratio for each class of shares of the AXA Growth Fund (after expense limitation arrangements) is higher than that of the corresponding class of shares of the Enterprise Strategic Fund. Absent the expense limitation arrangements, the total annual operating expense ratio of each class of shares of the AXA Growth Fund is lower than that of the corresponding class of shares of the Enterprise Strategic Fund.

The management fee for AXA Growth Fund is equal to an annual rate of 0.73% of that Fund’s average daily net assets, while the management fees for each of the Enterprise Growth Fund, Enterprise Multi-Cap Fund and Enterprise Strategic Fund are equal to an annual rate of 0.75%, 1.00% and 0.75%, respectively, of the respective Fund’s average daily net assets. In addition, the management fee for the AXA Growth Fund includes breakpoints that result in lower management fees as the assets increase above certain thresholds. However, the administration fee for the AXA Growth Fund is slightly higher. Each of the Enterprise Growth Fund, Enterprise Multi-Cap Fund and the Enterprise Strategic Fund currently pays an administration fee for fund accounting and compliance services equal to an annual rate of 0.035% of its average daily net assets. It is expected that the AXA Growth Fund will be subject to an administration fee of 0.055% of average daily net assets.

•	It is not expected that the AXA Growth Fund will revise any of its policies following the Reorganization to reflect those of the Enterprise Multi-Cap Fund or the Enterprise Strategic Fund. AXA Equitable and the subadviser to the AXA Growth Fund have reviewed each Acquired Fund’s current portfolios and determined that those portfolio holdings generally are compatible with the AXA Growth Fund’s portfolio. As a result, AXA Equitable and the subadviser believe that, if the Reorganizations are approved, all of the Enterprise Growth Fund’s assets and a substantial portion of each of the Enterprise Multi-Cap Fund’s and Enterprise Strategic Fund’s assets could be transferred to and held by the Acquiring Fund.

It is expected, however, that some of each Acquired Fund’s holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that if shareholders of the Enterprise Multi-Cap Fund and Enterprise Strategic Fund approve the Reorganization of their respective Funds, the holdings of each such Fund that are not compatible with the Acquiring Fund’s holdings will be liquidated in an orderly manner in connection with the Reorganizations, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of the Acquiring Fund. The portion of the Enterprise Multi-Cap Fund’s and Enterprise Strategic Fund’s assets that will be liquidated in connection with the Reorganizations will depend on market conditions and on the subadviser’s continuing assessment of the compatibility of the Enterprise Multi-Cap Fund’s and Enterprise Strategic Fund’s holdings with the Acquiring Fund’s portfolio composition and its investment objective and policies at the approximate time of the Reorganization. The need for the Enterprise Multi-Cap Fund and Enterprise Strategic Fund to dispose of investments in connection with the Reorganizations may result in such Funds’ selling securities at a disadvantageous time and could result in the Funds’ realizing gains (or losses) that would not otherwise have been realized.

•	The Trust is organized as a Delaware statutory trust, while the Corporation is organized as a Maryland corporation. Thus, the restructuring into a series of the Trust will cause the Enterprise Growth Fund, Enterprise Multi-Cap Fund and Enterprise Strategic Fund governance to be part of a Delaware statutory trust. There are certain differences between Maryland corporate law and Delaware statutory trust law; a Delaware statutory trust generally has greater flexibility in conducting its operations.

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Comparison of Investment Objectives, Policies and Strategies

The Enterprise Growth Fund and the AXA Growth Fund have substantially identical investment objectives, policies and strategies. In addition, the Enterprise Multi-Cap Fund and the AXA Growth Fund and the Enterprise Strategic Fund and the AXA Growth Fund have similar investment objectives, policies and strategies, although there are some differences of which you should be aware. The investment objectives and the strategies and policies of each Fund are described below. The Acquiring Fund’s investment objective may be changed by the Trust’s Board of Trustees without a vote of the Fund’s respective shareholders. Each Acquired Fund’s investment objective may not be changed without a vote of the relevant Fund’s shareholders. The principal risks of investing in the Enterprise Growth Fund and the AXA Growth Fund are substantially identical, while risks associated with an investment in the Enterprise Multi-Cap Fund and the Enterprise Strategic Fund are similar to those of an investment in the AXA Growth Fund. For information concerning the risks associated with investments in the Funds, see “Comparison of Principal Risk Factors” below.

	Enterprise Growth Fund	Enterprise Multi-Cap Fund	Enterprise Strategic Fund	AXA Growth Fund
Investment Objective	Seeks to achieve capital appreciation.	Seeks to achieve long-term capital appreciation.	Total return, consisting of long-term capital appreciation and current income.	Seeks to achieve capital appreciation.

Investment Strategies	The Fund invests primarily in U.S. common stocks.	The Fund invests primarily in growth stocks, which may include common or preferred stocks that are listed on U.S. exchanges or traded in the over-the-counter market.	The subadviser allocates the Fund’s assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion that consists of either U.S. Treasury notes with remaining maturities of approximately five years or U.S. Treasury bills with remaining maturities approximately of 30 days. From time to time, the subadviser reallocates the Fund’s assets in accordance with the recommendations of its Strategic Allocation Model, which can recommend stock allocations of 95%, 70%, 45%, 20% or 0%.	The Fund invests primarily in U.S. common stocks of large capitalization companies.

	The strategy employed by the subadviser combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund’s equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized	The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change	The Model employs a price to intrinsic value analysis in deciding whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. The Fund Manager may, but is not required to, use options and futures to adjust the Fund’s exposure to different asset classes or to maintain exposure to stocks and U.S. Treasury notes while maintaining a balance in cash for Fund management purposes. The Fund Manager may also use these instruments to reduce the risk of adverse price movements when investing Fund inflows to facilitate	The strategy employed by the subadviser combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund’s equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion, which makes

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	are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.	companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.	trading and to reduce transaction costs.	the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

	No corresponding investment policy.	The subadviser expects a high portfolio turnover rate of 100% or more.	No corresponding investment policy.	No corresponding investment policy.

Investment Manager	Enterprise Capital	Enterprise Capital	Enterprise Capital	AXA Equitable

Subadviser(s)	Montag & Caldwell, Inc., 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248, is the subadviser to the Fund. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Total assets under management for all clients were approximately $ billion as of December 31, 2004.	Same as Enterprise Growth Fund.	UBS Global Asset Management (US), Inc. (“UBS AM US”), 51 West 52nd Street, New York, New York 10019, is the subadviser to the Fund. UBS Global AM US has provided investment counseling for over 50 years. It is an indirect, wholly owned subsidiary of UBS AG. Total assets under management were approximately $ billion as of December 31, 2004.	Same as Enterprise Growth Fund.

Fund Manager(s)	Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the Fund and has more than 34 years’ experience in the investment industry. He has been President of Montag & Caldwell for more than 18 years.	Same as Enterprise Growth Fund.	Portfolio management team.	Same as Enterprise Growth Fund.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Acquired Funds and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganizations. Expenses for each Acquired Fund are based on the operating expenses incurred by each class of shares of the Fund for the last fiscal year ended October 31, 2004. The Acquiring Fund is newly organized and has not had any operations of its own to date. The pro forma expenses are provided for the Acquiring Fund assuming that only one of the Reorganizations is approved and assuming all three Reorganizations are approved. The

7

pro forma expenses of each class of shares of the Acquiring Fund assume that the Reorganization had been in effect for the last fiscal year ended on that date.

Shareholder Fees

(fees paid directly from your investment)

Each Fund

	Class A	Class B	Class C	Class Y
Maximum sales charge (load)[1]	4.75%	5.00%	1.00%	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%[2]	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[3]	5.00%[4]	1.00%[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%	2.00%	2.00%	2.00%

(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2)	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”

(3)	If you buy $1,000,000 or more of Class A shares and redeem those shares within two years of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4)	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See “How Sales Charges are Calculated.”

(5)	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”

(6)	If you redeem or exchange shares of the fund (excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Enterprise Growth Fund				Pro Forma AXA Enterprise Growth Fund (assuming only the Reorganization with Enterprise Growth Fund is approved)
	Class A	Class B	Class C	Class Y	Class A	Class B	Class C	Class Y
Management Fee	0.75%	0.75%	0.75%	0.75%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None	0.45%	1.00%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%	0.35%	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.55%	2.10%	2.10%	1.10%	1.54%	2.09%	2.09%	1.09%
Less Fee Waiver/Expense Reimbursement[1]	0%	0%	0%	0%	0%	0%	0%	0%
Net Total Annual Fund Operating Expenses	1.55%	2.10%	2.10%	1.10%	1.54%	2.09%	2.09%	1.09%

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	Pro Forma AXA Enterprise Growth Fund (assuming all three Reorganizations are approved)
	Class A	Class B	Class C	Class Y
Management Fee	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.53%	2.08%	2.08%	1.08%
Less Fee Waiver/Expense Reimbursement[1]	0%	0%	0%	0%
Net Total Annual Fund Operating Expenses	1.53%	2.08%	2.08%	1.08%

[1]	Pursuant to separate contracts, Enterprise Capital and the Manager have agreed to waive or limit their fees and to assume other expenses of their respective Funds until February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of each class of shares of their respective Funds (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.60%, 2.15%, 2.15% and 1.15%, respectively. Enterprise Capital and the Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions, including amounts waived or reimbursed prior to the Reorganization.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Enterprise Multi-Cap Fund				Pro Forma AXA Enterprise Growth Fund (assuming only the Reorganization with Enterprise Multi- Cap Fund is approved)
	Class A	Class B	Class C	Class Y	Class A	Class B	Class C	Class Y
Management Fee	1.00%	1.00%	1.00%	1.00%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None	0.45%	1.00%	1.00%	None
Other Expenses	0.64%	0.64%	0.64%	0.64%	0.66%	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	2.09%	2.64%	2.64%	1.64%	1.84%	2.39%	2.39%	1.39%
Less Fee Waiver/Expense Reimbursement[1]	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%
Net Total Annual Fund Operating Expenses	2.00%	2.55%	2.55%	1.55%	1.60%	2.15%	2.15%	1.15%

	Pro Forma AXA Enterprise Growth Fund (assuming all three Reorganizations are approved)
	Class A	Class B	Class C	Class Y
Management Fee	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.53%	2.08%	2.08%	1.08%
Less Fee Waiver/Expense Reimbursement[1]	0%	0%	0%	0%
Net Total Annual Fund Operating Expenses	1.53%	2.08%	2.08%	1.08%

[1]	Pursuant to separate contracts, Enterprise Capital and the Manager have agreed to waive or limit their fees and to assume other expenses of their respective Funds until February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of each class of shares of their respective Funds (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed: for the Enterprise Multi-Cap Growth Fund, the amounts shown above under Net Total Annual Fund Operating Expenses; and, for the AXA Enterprise Growth Fund, 1.60%, 2.15%, 2.15% and 1.15%, respectively. Enterprise Capital and the Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions, including amounts waived or reimbursed prior to the Reorganization.

9

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Enterprise Strategic Fund				Pro Forma AXA Enterprise Growth Fund (assuming only the Reorganization with Enterprise Strategic Fund is approved)
	Class A	Class B	Class C	Class Y	Class A	Class B	Class C	Class Y
Management Fee	0.75%	0.75%	0.75%	0.75%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None	0.45%	1.00%	1.00%	None
Other Expenses	0.66%	0.66%	0.66%	0.66%	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.86%	2.41%	2.41%	1.41%	1.86%	2.41%	2.41%	1.41%
Less Fee Waiver/Expense Reimbursement[1]	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.26)%	(0.26)%	(0.26)%	(0.26)%
Net Total Annual Fund Operating Expenses	1.50%	2.05%	2.05%	1.05%	1.60%	2.15%	2.15%	1.15%

	Pro Forma AXA Enterprise Growth Fund (assuming all three Reorganizations are approved)
	Class A	Class B	Class C	Class Y
Management Fee	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.53%	2.08%	2.08%	1.08%
Less Fee Waiver/Expense Reimbursement[1]	0%	0%	0%	0%
Net Total Annual Fund Operating Expenses	1.53%	2.08%	2.08%	1.08%

[1]	Pursuant to separate contracts, Enterprise Capital and the Manager have agreed to waive or limit their fees and to assume other expenses of their respective Funds until February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of each class of shares of their respective Funds (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed: for the Enterprise Strategic Fund, the amounts shown above under Net Total Annual Fund Operating Expenses; and, for the AXA Enterprise Growth Fund, 1.60%, 2.15%, 2.15% and 1.15%, respectively. Enterprise Capital and the Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions, including amounts waived or reimbursed prior to the Reorganization.

Examples of Fund Expenses

This example is intended to help you compare the direct and indirect costs of investing in the Funds with the cost of investing in other mutual funds. The Examples each provide costs for the Acquiring Fund assuming that only one of the Reorganizations is approved and assuming both Reorganizations are approved. The Examples assume that:

•	You invest $10,000 in a Fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	The expense limitation currently in effect is not renewed.

These examples should not be considered a representation of past or future expenses of the Funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Enterprise Growth Fund						Pro Forma AXA Enterprise Growth Fund (assuming only the Reorganization with Enterprise Growth Fund is approved)
	Class A	Class B		Class C		Class Y	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)
1 Year	$625	$713	$213	$313	$213	$112	$624	$712	$212	$312	$212	$111
3 Years	$941	$1,058	$658	$658	$650	$350	$938	$1,055	$655	$655	$655	$347
5 Years	$1,280	$1,329	$1,129	$1,129	$1,129	$606	$1,275	$1,324	$1,124	$1,124	$1,124	$601
10 Years	$2,233	$2,431	$2,431	$2,431	$2,431	$1,340	$2,222	$2,421	$2,421	$2,421	$2,421	$1,329

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	Pro Forma AXA Enterprise Growth Fund (assuming all three Reorganizations are approved)
	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)
1 Year	$624	$712	$212	$312	$212	$111
3 Years	$938	$1,055	$655	$655	$655	$347
5 Years	$1,275	$1,324	$1,124	$1,124	$1,124	$601
10 Years	$2,222	$2,421	$2,421	$2,421	$2,421	$1,329

(1)	Assumes redemption at end of period.

(2)	Assumes no redemption at end of period.

	Enterprise Multi-Cap Fund						Pro Forma AXA Enterprise Growth Fund (assuming only the Reorganization with Enterprise Multi-Cap Fund is approved)
	Class A	Class B		Class C		Class Y	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)
1 Year	$668	$758	$258	$358	$258	$158	$653	$742	$242	$342	$242	$142
3 Years	$1,090	$1,212	$812	$812	$812	$508	$1,026	$1,145	$745	$745	$745	$440
5 Years	$1,533	$1,592	$1,392	$1,392	$1,392	$883	$1,423	$1,475	$1,275	$1,275	$1,275	$761
10 Years	$2,774	$2,967	$2,967	$2,967	$2,967	$1,936	$2,531	$2,726	$2,726	$2,726	$2,726	$1,669

	Pro Forma AXA Enterprise Growth Fund (assuming all three Reorganizations are approved)
	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)
1 Year	$624	$712	$212	$312	$212	$111
3 Years	$938	$1,055	$655	$655	$655	$347
5 Years	$1,275	$1,324	$1,124	$1,124	$1,124	$601
10 Years	$2,222	$2,421	$2,421	$2,421	$2,421	$1,329

(1)	Assumes redemption at end of period.

(2)	Assumes no redemption at end of period.

	Enterprise Strategic Fund						Pro Forma AXA Enterprise Growth Fund (assuming only the Reorganization with Enterprise Strategic Fund is approved)
	Class A	Class B		Class C		Class Y	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)
1 Year	$620	$708	$208	$308	$208	$107	$630	$718	$218	$318	$218	$117
3 Years	$999	$1,117	$717	$717	$717	$411	$1,008	$1,127	$727	$727	$727	$421
5 Years	$1,401	$1,453	$1,253	$1,253	$1,253	$737	$1,410	$1,462	$1,262	$1,262	$1,262	$746
10 Years	$2,523	$2,719	$2,719	$2,719	$2,719	$1,660	$2,531	$2,727	$2,727	$2,727	$2,727	$1,668

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	Pro Forma AXA Enterprise Growth Fund (assuming all three Reorganizations are approved)
	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)
1 Year	$624	$712	$212	$312	$212	$111
3 Years	$938	$1,055	$655	$655	$655	$347
5 Years	$1,275	$1,324	$1,124	$1,124	$1,124	$601
10 Years	$2,222	$2,421	$2,421	$2,421	$2,421	$1,329

(1)	Assumes redemption at end of period.

(2)	Assumes no redemption at end of period.

Comparative Performance Information

The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Enterprise Growth Fund, will assume and publish the operating history and performance record of the Enterprise Growth Fund. The Enterprise Multi-Cap Fund and Enterprise Strategic Fund also are reorganizing into the Acquiring Fund, subject to shareholder approval.

The following information shows how each Acquired Fund has performed in the past and gives some indication of the risks of an investment in each Fund by showing yearly changes in the Fund’s performance and by comparing the Fund’s performance with a broad measure of market performance. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since Enterprise Capital may add to, dismiss or replace the subadvisers in a fund, each Fund’s historical performance may cover periods when the Fund was advised by different subadvisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for each Acquired Fund’s Class Y shares for the calendar years shown. The inception dates for the Class Y shares of the Enterprise Growth Fund, Enterprise Multi-Cap Fund and Enterprise Strategic Fund are August 8, 1996, July 1, 1999 and August 31, 2001, respectively. The returns for each Acquired Fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Enterprise Growth Fund

Best quarter (% and time period)	Worst quarter (% and time period)
27.52% (1998 4th Quarter)	–15.50% (2001 1st Quarter)

Enterprise Multi-Cap Fund

Best quarter (% and time period)	Worst quarter (% and time period)
16.76% (2003 2nd Quarter)	–22.48% (2000 4th Quarter)

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Enterprise Strategic Fund

Best quarter (% and time period)	Worst quarter (% and time period)
14.38% (2003 2nd Quarter)	–16.48% (2002 3rd Quarter)

Average Annual Total Returns for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of each Acquired Fund (before and after taxes) for the periods shown compared to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Enterprise Growth Fund

Average Annual Total Return (For the period ended December 31, 2004)	1 Year	5 Years	10 Years	Since Inception*
Class A – Return Before Taxes	3.72%	(5.89)%	11.18%	7.41%
Return After Taxes on Distributions	3.72%	(6.25)%	10.37%	5.06%
Return After Taxes on Distributions & Sales of Fund Shares	2.42%	(4.95)%	9.71%	4.94%
Class B – Return Before Taxes	3.13%	(6.40)%	N/A	9.78%
Return After Taxes on Distributions	3.13%	(6.77)%	N/A	8.94%
Return After Taxes on Distributions & Sales of Fund Shares	2.03%	(5.36)%	N/A	8.40%
Class C – Return Before Taxes	3.15%	(6.39)%	N/A	4.33%
Return After Taxes on Distributions	3.15%	(6.76)%	N/A	3.69%
Return After Taxes on Distributions & Sales of Fund Shares	2.05%	(5.35)%	N/A	3.62%
Class Y – Return Before Taxes	4.23%	(5.45)%	N/A	7.78%
Return After Taxes on Distributions	4.23%	(5.81)%	N/A	7.01%
Return After Taxes on Distributions & Sales of Fund Shares	2.75%	(4.60)%	N/A	6.58%
S&P 500 Index**	10.88%	(2.30)%	N/A	%

*	The inception dates for the Class A, Class B, Class C and Class Y shares are February 28, 1968, May 1, 1995, May 1, 1997 and August 8, 1996, respectively. The since inception returns of the S&P 500 Index shown in the table reflect the returns of the index since the inception of the Fund’s Class A shares. The returns of the S&P 500 Index since the inception of the Fund’s Class A, Class B and Class C shares are %, %, and %, respectively.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. The S&P 500 Index is an unmanaged broad-based index that includes 500 companies which tend to be leaders in important industries within the U.S. economy.

13

Enterprise Multi-Cap Fund

Average Annual Total Return (For the period ended December 31, 2004)	1 Year	5 Years	Since Inception*
Class A – Return Before Taxes	6.78%	(12.03)%	7.27%
Return After Taxes on Distributions	6.78%	(12.03)%	7.15%
Return After Taxes on Distributions & Sales of Fund Shares	4.41%	(9.78)%	6.26%
Class B – Return Before Taxes	6.35%	(12.49)%	6.70%
Return After Taxes on Distributions	6.35%	(12.49)%	6.58%
Return After Taxes on Distributions & Sales of Fund Shares	4.13%	(10.13)%	5.76%
Class C – Return Before Taxes	6.21%	(12.54)%	6.65%
Return After Taxes on Distributions	6.21%	(12.54)%	6.52%
Return After Taxes on Distributions & Sales of Fund Shares	4.04%	(10.17)%	5.71%
Class Y – Return Before Taxes	7.24%	(11.64)%	7.73%
Return After Taxes on Distributions	7.24%	(11.64)%	7.60%
Return After Taxes on Distributions & Sales of Fund Shares	4.70%	(9.48)%	6.66%
S&P 500 Index**	10.88%	(2.30)%	(0.76)%

*	The inception date for each class of shares is July 1, 1999.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes.

Enterprise Strategic Fund

Average Annual Total Return (For the period ended December 31, 2004)	1 Year	Since Inception*
Class A – Return Before Taxes	8.92%	2.37%
Return After Taxes on Distributions	8.71%	2.28%
Return After Taxes on Distributions & Sales of Fund Shares	5.81%	1.97%
Class B – Return Before Taxes	8.27%	1.83%
Return After Taxes on Distributions	8.25%	1.80%
Return After Taxes on Distributions & Sales of Fund Shares	5.39%	1.54%
Class C – Return Before Taxes	8.27%	1.80%
Return After Taxes on Distributions	8.26%	1.77%
Return After Taxes on Distributions & Sales of Fund Shares	5.39%	1.52%
Class Y – Return Before Taxes	9.34%	2.84%
Return After Taxes on Distributions	8.96%	2.67%
Return After Taxes on Distributions & Sales of Fund Shares	6.09%	2.33%
S&P 500 Index**	10.88%	3.76%

*	The inception date for each class of shares is August 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes.

Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures

The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures as discussed in the “Additional Information About the Acquiring Funds” section below.

14

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by the Fund’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Fund may be subject to different principal risks. Some of the principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s net asset value. There is no guarantee that a Fund will achieve its investment objective(s) or that it will not lose principal value.

The principal risks of an investment in the AXA Growth Fund are similar to the principal risks of an investment in the Enterprise Growth Fund and the Enterprise Multi-Cap Fund as each Fund invests primarily in equity securities. However, because the Funds pursue their investment objectives using somewhat different investment strategies, an investment in the AXA Growth Fund will be subject to different risks than an investment in the Enterprise Growth Fund or the Enterprise Multi-Cap Fund.

	Enterprise Growth Fund	Enterprise Multi-Cap Fund	Enterprise Strategic Fund	AXA Enterprise Growth Fund
Equity Risk	X	X	X	X
Issuer-Specific Risk	X	X	X	X
Portfolio Management Risk	X	X	X	X
Subadviser Selection Risk	X	X	X	X
Portfolio Turnover		X
Small-Cap and Mid-Cap Company Risk		X
Asset Allocation Risk			X
Derivatives Risk			X

Principal Risks

Each Fund is subject to the following risks:

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

Portfolio Management Risk: The risk that the strategies used by a fund’s subadviser and its securities selections fail to produce the intended result.

Subadviser Selection Risk: The risk that AXA Equitable’s process for selecting or replacing a subadviser and its decision to select or replace a subadviser does not produce the intended result.

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In addition, the Enterprise Multi-Cap Fund is subject to the following risks:

Portfolio Turnover Risk: The fund does not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The fund may engage in active or frequent trading of portfolio securities to achieve its principal investment strategy. High portfolio turnover may increase trading costs, which could lower performance.

Small and Mid-capitalization Risk: Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

In addition, the Enterprise Strategic Fund is subject to the following risks:

Asset Allocation Risk: In addition to the risks associated with the securities in which the Fund invests, the Fund is subject to the risk that the actual allocation of its assets between debt and equity securities may adversely affect the Fund’s value.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Capitalization

The following tables show the capitalization of Enterprise Growth Fund, Enterprise Multi-Cap Fund and Enterprise Strategic Fund as of October 31, 2004, and the AXA Growth Fund on a pro forma combined basis as of that date after giving effect to the proposed Reorganization, assuming that only one Reorganization is approved and assuming all three Reorganization are approved.

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	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Enterprise Growth Fund – Class A	$961.1	$15.61	61,562,573
Pro forma AXA Enterprise Growth Fund – Class A (assuming only the Reorganization with Enterprise Growth Fund is approved)	$961.1	$15.61	61,562,573
Pro forma AXA Enterprise Growth Fund – Class A (assuming all three Reorganizations are approved)	$1,006.0	$15.61	64,439,108
Enterprise Growth Fund – Class B	$391.3	$14.72	26,578,703
Pro forma AXA Enterprise Growth Fund – Class B (assuming only the Reorganization with Enterprise Growth Fund is approved)	$391.3	$14.72	26,578,703
Pro forma AXA Enterprise Growth Fund – Class B (assuming all three Reorganizations are approved)	$444.2	$14.72	30,169,755
Enterprise Growth Fund – Class C	$195.5	$14.93	13,093,597
Pro forma AXA Enterprise Growth Fund – Class C (assuming only the Reorganization with Enterprise Growth Fund is approved)	$195.5	$14.93	13,093,597
Pro forma AXA Enterprise Growth Fund – Class C (assuming all three Reorganizations are approved)	$214.0	$14.93	14,333,169
Enterprise Growth Fund – Class Y	$56.8	$16.33	3,481,527
Pro forma AXA Enterprise Growth Fund – Class Y (assuming only the Reorganization with Enterprise Growth Fund is approved)	$56.8	$16.33	3,481,527
Pro forma AXA Enterprise Growth Fund – Class Y (assuming all three Reorganizations are approved)	$58.5	$16.33	3,581,503

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Enterprise Multi-Cap Fund – Class A	$30.5	$6.58	4,633,001
Pro forma AXA Enterprise Growth Fund – Class A (assuming only the Reorganization with Enterprise Multi-Cap Fund is approved)	$30.5	$6.58	4,633,001
Pro forma AXA Enterprise Growth Fund – Class A (assuming all three Reorganizations are approved)	$1,006.0	$15.61	64,439,108
Enterprise Multi-Cap Fund – Class B	$39.4	$6.40	6,156,143
Pro forma AXA Enterprise Growth Fund – Class B (assuming only the Reorganization with Enterprise Multi-Cap Fund is approved)	$39.4	$6.40	6,156,143
Pro forma AXA Enterprise Growth Fund – Class B (assuming all three Reorganizations are approved)	$444.2	$14.72	30,169,755
Enterprise Multi-Cap Fund – Class C	$10.7	$6.38	1,677,291
Pro forma AXA Enterprise Growth Fund – Class C (assuming only the Reorganization with Enterprise Multi-Cap Fund is approved)	$10.7	$6.38	1,677,291
Pro forma AXA Enterprise Growth Fund – Class C (assuming all three Reorganizations are approved)	$214.0	$14.93	14,333,169
Enterprise Multi-Cap Fund – Class Y	$0.3	$6.73	43,846
Pro forma AXA Enterprise Growth Fund – Class Y (assuming only the Reorganization with Enterprise Multi-Cap Fund is approved)	$0.3	$6.73	43,846
Pro forma AXA Enterprise Growth Fund – Class Y (assuming all three Reorganizations are approved)	$58.5	$16.33	3,581,508

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	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding

Enterprise Strategic Fund – Class A	$14.4	$10.08	1,428,881

Pro forma AXA Enterprise Growth Fund – Class A (assuming only the Reorganization with Enterprise Strategic Fund is approved)	$14.4	$10.08	1,428,881
Pro forma AXA Enterprise Growth Fund – Class A (assuming all three Reorganizations are approved)	$1,006.0	$15.61	64,439,108

Enterprise Strategic Fund – Class B	$13.5	$9.92	1,359,963

Pro forma AXA Enterprise Growth Fund – Class B (assuming only the Reorganization with Enterprise Strategic Fund is approved)	$13.5	$9.92	1,359,963
Pro forma AXA Enterprise Growth Fund – Class B (assuming all three Reorganizations are approved)	$444.2	$14.72	30,169,755

Enterprise Strategic Fund – Class C	$7.8	$9.92	786,177

Pro forma AXA Enterprise Growth Fund – Class C (assuming only the Reorganization with Enterprise Strategic Fund is approved)	$7.8	$9.92	786,177
Pro forma AXA Enterprise Growth Fund – Class C (assuming all three Reorganizations are approved)	$214.0	$14.93	14,333,169

Enterprise Strategic Fund – Class Y	$1.3	$10.20	131,156

Pro forma AXA Enterprise Growth Fund – Class Y (assuming only the Reorganization with Enterprise Strategic Fund is approved)	$1.3	$10.20	131,156
Pro forma AXA Enterprise Growth Fund – Class Y (assuming all three Reorganizations are approved)	$58.5	$16.33	3,581,503

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION AGREEMENT. ACCORDINGLY, THE BOARD OF DIRECTORS HAS SUBMITTED THE REORGANIZATION AGREEMENT FOR APPROVAL BY THE ENTERPRISE GROWTH FUND’S, THE ENTERPRISE MULTI-CAP FUND’S AND THE ENTERPRISE STRATEGIC FUND’S SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 TO APPROVE THE REORGANIZATION AGREEMENT.

* * * * *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Agreement

The terms and conditions under which each Reorganization would be completed are contained in the Reorganization Agreement. The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B. The Reorganization Agreement provides that the AXA Growth Fund will acquire all of the assets of each of the Enterprise Growth Fund, the Enterprise Multi-Cap Fund and the Enterprise Strategic Fund in exchange solely for the AXA Growth Fund’s shares and its assumption of each of the Enterprise Growth Fund’s, the Enterprise Multi-Cap Fund’s and the Enterprise Strategic Fund’s stated liabilities.

The Reorganization Agreement further provides that, as promptly as practicable after the Closing Date, each Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization to its shareholders, by class. The number of full and fractional Acquiring Fund Shares each shareholder will receive will be equal in value, as of immediately after the close of business (generally 4:00 p.m., Eastern Time) on the Closing Date, to the Acquired Fund Shares the shareholder holds at that time. After such distribution, the Corporation will take all necessary steps under its Articles of Incorporation and Maryland and any other applicable law to effect a complete termination of each Acquired Fund.

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The Reorganization Agreement may be terminated, and any Reorganization may be abandoned at any time prior to its consummation, before or after approval by Acquired Fund shareholders, by the Companies’ mutual agreement and under certain other circumstances. The completion of each Reorganization also is subject to various conditions, including approval of the applicable proposal by the participating Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date.

The Corporation’s Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Corporation (the “Independent Directors”), has determined, with respect to each Acquired Fund, that the interests of its shareholders will not be diluted as a result of its Reorganization and that participation in that Reorganization is in the best interests of the Acquired Fund. Similarly, the Trust’s Board of Trustees, including the Trustees who are not “interested persons” of the Trust, has determined that the interests of shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests thereof.

The expenses of each Reorganization will be borne by each Fund participating therein. These expenses are estimated at $550,000 and will be allocated among the Funds on a pro rata basis.

Approval of the Reorganization Agreement with respect to an Acquired Fund will require the affirmative vote of at least two-thirds of the votes of its shareholders entitled to be cast on the Reorganization Agreement at the Meeting. The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. If the Reorganization Agreement with respect to an Acquired Fund is not approved by its shareholders or is not consummated for any other reason, the Corporation’s Board will consider other possible courses of action.

Description of the Securities to Be Issued

The shareholders of each Acquired Fund will receive Class A, Class B, Class C or Class Y shares of the applicable Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement. Each such share will be fully paid and nonassessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Trust’s Agreement and Declaration of Trust authorizes its Board to issue shares in different series and classes. In addition, the Agreement and Declaration of Trust authorizes that Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. The Acquiring Fund is a series of the Trust.

The Trust currently has four classes of shares – Class A, Class B, Class C and Class Y shares. The shareholders will receive Class A, Class B, Class C and Class Y shares of the Acquiring Fund in connection with the Reorganizations. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust (the “Distribution Plans”). These shares each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, the Trust’s Class A, Class B and Class C shares pay an annual distribution fee of 0.20%, 0.75% and 0.75%, respectively, of their average daily net assets. There is no distribution plan with respect to Class Y shares, and the Acquiring Fund pays no distribution fees with respect to those shares.

Reasons for the Reorganizations

On July 8, 2004, AXA Financial, Inc. (“AXA Financial”) acquired The MONY Group, Inc. (the “MONY Merger”), the parent company of Enterprise Capital. Following the MONY Merger, management of the newly combined company undertook an extensive review of each Company’s mutual fund offerings with the primary objective of consolidating the funds into one family of funds that offers a streamlined, more complete and competitive set of mutual funds, while serving the interests of shareholders.

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At a meeting of the Board held on December 15, 2004, management met with the Board and explained that, based on its review, it had determined that it would be in the best interests of each Company’s shareholders to combine similar funds. In this connection, management recommended that the Board approve the Reorganizations. Management noted its belief that the combination of similar funds would strengthen the Companies’ offerings and facilitate the marketing and sale of shares of their funds, which potentially could lead to increased cash flows and growth in assets and the resulting benefits to shareholders.

In determining whether to approve the Reorganization Agreement with respect to each Acquired Fund and recommend its approval to shareholders, the Board, including the Independent Directors, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) comparisons of the investment objectives, policies and strategies of each Fund; (2) the effect of the Reorganizations on each Acquired Fund’s annual operating expenses and shareholder costs; (3) the relative historical performance records of each Acquired Fund; (4) the direct or indirect federal income tax consequences of the Reorganizations to shareholders; (5) the terms and conditions of the Reorganization Agreement and whether the Reorganizations would result in dilution of shareholder interests; (6) the potential benefits of the Reorganizations to other persons, including Enterprise Capital, AXA Equitable and their affiliates; (7) the potential benefits of the proposed Reorganizations to shareholders; and (8) possible alternatives to the Reorganizations.

In connection with the Board’s consideration of the proposed Reorganizations, management provided the Board, and the Board considered, information regarding the factors set forth above. Management noted that, with respect to each Reorganization, the Acquired Funds and the AXA Growth Fund all have either substantially identical or similar investment objectives, policies and principal risks, except for the specific differences noted above and, thus, generally appeal to the same investors.

Management noted that Enterprise Capital serves as the investment manager to each Acquired Fund and that AXA Equitable serves as the investment manager to each Acquiring Funds. Management then described AXA Equitable’s substantial experience managing other similar mutual funds. Management also noted that the subadviser to each Acquired Fund (other than the Enterprise Strategic Fund) and the Acquiring Fund is the same.

Management then informed the Board that the total annual operating expense ratio of each class of shares of the Acquiring Fund, before and after reflecting the expense limitation arrangement in effect for the Acquiring Fund, are expected to be lower than that of the corresponding class of shares of each Acquired Fund, except for the Enterprise Strategic Fund. With respect to the Enterprise Strategic Fund, management noted that the total annual operating expense ratio of each class of shares of the Acquiring Fund, before reflecting the expense limitation arrangement in effect for that Fund, are slightly higher than that of the corresponding class of shares of the Enterprise Strategic Fund. Management also informed the Board that the total annual operating expense ratio of each class of shares of the AXA Growth Fund before taking into account the expense limitation agreement are significantly lower than that of the corresponding class of shares of the Enterprise Strategic Fund.

Management then noted that the Reorganizations would result in the Acquired Funds becoming series of a Delaware statutory trust rather than a Maryland corporation. Management then reviewed with the Board the differences between the organizational forms, noting its belief that the Delaware statutory trust form offers a number of advantages over the Maryland corporate form and that, as a result, the Delaware statutory trust form of organization has been increasingly used by mutual funds, including the family of funds managed by AXA Equitable. In this connection, management explained that the Trust has greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations of shareholders, noting, for example, that the organizational documents of a Delaware statutory trust may be amended without shareholder approval, while Maryland corporate law generally requires shareholder approval of such amendments. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors’ functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate a greater portion of its responsibilities to duly empowered committees of the board or to appropriate officers, including responsibilties relating to declaring dividends. Management also noted that Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may change a Delaware statutory trust’s domicile or organizational form and take certain other extraordinary actions, such as mergers, reorganizations and liquidations, without shareholder approval. In contrast, under Maryland corporate law, a company’s board of directors generally would be required to obtain shareholder approval prior to taking such actions.

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Management then reviewed with the Board the terms and conditions of the Reorganization Agreement, noting that the Reorganizations would be tax-free to each Acquired Fund and its shareholders. Management also noted that the interests of the shareholders would not be diluted by the Reorganizations because each Reorganization would be effected on the basis of each participating Fund’s net asset value. Management further noted that the Funds would bear the costs of the Reorganizations. Management then recommended that the Board approve the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Directors, concluded that the participation of each Acquired Fund in the Reorganizations is in the best interests of such Fund and that the interests of shareholders of each Acquired Fund will not be diluted as a result of the transaction. The Board’s conclusion was based on a number of factors, including the following:

•	Each Reorganization will permit shareholders of an Acquired Fund to continue to invest in a fund that pursues a similar or substantially identical investment program;

•	Each Reorganization will facilitate the marketing and sale of shares of the Acquiring or “Combined” Fund, which potentially could result in better cash flow into the combined Fund and lower expenses through economies of scale, and also will provide greater opportunities for the combined Fund to diversify their investments and make their operations more efficient;

•	AXA Equitable has substantial experience in managing investment vehicles similar to the Acquired Funds;

•	The subadviser to the Acquiring Fund is the same as that of the Enterprise Growth Fund and the Enterprise Multi-Cap Fund and has significant experience advising funds similar to each of the Acquired Funds;

•	As a result of the Reorganizations, each shareholder of an Acquired Fund would hold, immediately after the Closing Date, Class A, Class B, Class C or Class Y shares, as appropriate, of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder holds as of the Closing Date;

•	The net annual operating expense ratio of each class of shares of the Acquiring Fund is lower than that of the corresponding class of shares of the Enterprise Growth Fund and Enterprise Multi-Cap Fund and comparable to that of the corresponding class of shares of the Enterprise Strategic Fund;

•	The Delaware statutory trust form of organization provides more flexibility with respect to the administration of the Funds, which potentially could lead to greater efficiencies and lower expenses for shareholders of the Acquired Funds; and

•	The Reorganizations will not have adverse tax results to shareholders.

On the basis of the information provided to it and its evaluation of that information, the Directors, including the Independent Directors, voted unanimously to approve the Reorganization Agreement and to recommend that the shareholders of the Acquired Funds also approve the Reorganization Agreement.

Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to consummation of each Reorganization, each Company will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Company and conditioned on each Reorganization’s being completed in accordance with the Reorganization Agreement, for federal income tax purposes, with respect to each Reorganization and the Funds participating therein: (1) the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)

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of the Code), and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code); (2) neither Fund will recognize gain or loss on the Reorganization; (3) the Shareholders will not recognize any gain or loss on the exchange of Acquired Fund Shares for Acquiring Fund Shares; (4) the holding period for, and tax basis in, the Acquiring Fund Shares a Shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund Shares the Shareholder holds immediately prior to the Reorganization (provided the Shareholder holds the shares as capital assets on the Closing Date); and (5) the Acquiring Fund’s holding period for, and tax basis in, each asset the Acquired Fund transfers to it will include the Acquired Fund’s holding period for, and will be the same as the Acquiring Fund’s tax basis in, that asset immediately prior to the Reorganization. Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. The Acquiring Fund’s utilization after a Reorganization of any pre-Reorganization capital losses the corresponding Acquired Fund realized, to offset gains the Acquiring Fund realizes, could be subject to limitation in future years.

[In addition, on or before the Closing Date, [the Enterprise Growth Fund,] the Enterprise Multi-Cap Fund and the Enterprise Strategic Fund each will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.]

The foregoing description of the federal income tax consequences of each Reorganization does not take into account the particular circumstances of any shareholder. If a Reorganization fails to meet the requirements of section 368(a)(1), a shareholder could realize a gain or loss on the transaction. Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

Rig hts of Shareholders of the Funds

Each Acquired Fund is a separate series of the Corporation, which is a Maryland corporation registered with the SEC as an open-end management investment company. The Acquiring Fund is a series of the Trust, which is a Delaware statutory trust registered with the SEC as an open-end management investment company. Accordingly, there are differences between the rights of a shareholder of the Acquired Funds and the rights of a shareholder of the Acquiring Funds. The table below summarizes certain differences between the rights of a shareholder of a Maryland corporation and a shareholder of a Delaware statutory trust.

	Maryland Corporation	Delaware Statutory Trust
Shareholder Liability	Shareholders generally have no personal liability for the corporation’s obligations, except that a shareholder may be liable to the extent that he or she receives any distribution that exceeds the amount he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.	Shareholders are entitled to the same limitations on liability extended to shareholders of corporations, however, shareholders might be held personally liable for a trust’s obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.

Liability of Directors/Trustees and Indemnification	Under Maryland law, a corporation is permitted to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. Indemnification of a corporation’s directors and officers is	Under Delaware law, trustees of a statutory trust are not liable to the trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and the trustee’s liabilities may be expanded or restricted by such instrument. A statutory trust is permitted to indemnify and hold

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	Maryland Corporation	Delaware Statutory Trust
	mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Indemnification of a corporation’s directors and officers for other matters is permitted unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.	harmless any trustee or other person against any and all claims and demands.

Shareholder Approval of Certain Actions	Shareholder approval is required for certain actions, including the following: changing the name or domicile of the corporation; amending the articles of incorporation; merging, consolidating or selling substantially all of the corporation’s assets; or dissolving the corporation.	There is no statutory requirement for shareholder approval of certain actions; such approval is necessary only if required by the declaration of trust.

Dissenters’ Rights	Maryland law confers upon shareholders limited rights of appraisal.	Delaware law does not confer upon shareholders rights of appraisal.

ADDITIONA L INFORMATION ABOUT THE ACQUIRING FUND

Managem ent of the Trust

This section gives you information on the Trust, the Manager and the subadviser for the Acquiring Fund.

The Trus t

The Trust’s Board of Trustees is responsible for the overall management of the Trust and each of its series (“funds”), including the Acquiring Fund. The Trust issues shares of beneficial interest that are currently divided among 18 series, each of which has authorized Class A, Class B, Class C and Class Y shares. This Proxy Statement/Prospectus describes each class of shares of the Acquiring Fund.

The Man ager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. The Manager has responsibility for the general management and administration of the Trust and the funds.

The Manager plays an active role in monitoring each fund and its subadvisers, and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each subadviser’s portfolio management team to determine whether its investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the subadviser’s overall business. The Manager monitors continuity in the subadviser’s operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with respect to each subadviser.

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The Manager obtains detailed information concerning fund and subadviser performance and fund operations that is used to supervise and monitor the subadvisers and fund operations. A team is responsible for conducting ongoing investment reviews with each subadviser and for developing the criteria by which fund performance is measured.

The Manager selects subadvisers from a pool of candidates, including its affiliates, to manage the funds. The Manager may add to, dismiss or substitute for the subadvisers responsible for managing a fund’s assets subject to the approval of the Board. The Manager recommends subadvisers for each fund to the Trust’s Board based upon its continuing quantitative and qualitative evaluation of each subadviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadviser, and the Manager does not expect to recommend frequent changes of subadvisers. The Manager has received an order from the SEC to permit it and the Board to select and replace subadvisers and to amend the advisory agreements between the Manager and the subadvisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board, to appoint and replace subadvisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Subadviser”), unless the advisory agreement with the Affiliated Subadviser, including compensation, is also approved by the affected fund’s shareholders.

A discussion regarding the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreement with the subadvisers is available in the Trust’s Statement of Additional Information. In addition, a description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available (i) in the Trust’s Statement of Additional Information; and (ii) on the Trust’s website.

Management Fees

Each fund pays a fee to AXA Equitable for management services. The table below shows the contractual rate of the management fees (as a percentage of each fund’s average daily net assets) payable by the Acquiring Fund.

Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $5 billion	Thereafter
AXA Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%

The subadvisers are paid by AXA Equitable. Changes to the subadvisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to the Trust, including coordination of the Trust’s audit, financial statements and tax returns, expense management and budgeting, legal administrative services and compliance monitoring, fund accounting services (including daily net asset value accounting), operational risk management, and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets.

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Expense Limitation Agreement

In the interest of limiting until February 28, 2006 the expenses of the Acquiring Fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the Acquiring Fund (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Acquiring Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business), are limited to the expense ratios shown below:

	Total Expense Limited to (% of daily net assets)
Fund Name	Class A	Class B	Class C	Class Y
AXA Growth Fund	1.60%	2.15%	2.15%	1.15%

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the Acquiring Fund’s expense ratio and such reimbursements do not exceed the Acquiring Fund’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Acquiring Fund will be charged such lower expenses.

The Suba dviser

The Acquiring Fund’s investments are selected by the subadviser. The following describes the Acquiring Fund’s subadviser, portfolio manager and the portfolio manager’s business experience.

Fund	Subadviser and Portfolio Manager(s)	Business Experience
AXA Growth Fund	Montag & Caldwell, Inc. 3455 Peachtree Road, N.E. Suite 1200 Atlanta, Georgia 30326 Portfolio Manager Ronald E. Canakaris	Mr. Canakaris is the President and Chief Investment Officer for Montag & Caldwell. He has more than 34 years’ experience in the investment industry and has been President of Montag & Caldwell for 18 years.

Fund Services

Investing in the Funds

The following discussion includes general information regarding procedures for investing in the Trust, including investments in the Acquiring Fund.

Choosing a Share

Each fund offers Class A, Class B, Class C and Class Y shares to the public. These funds are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.” Each class has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the funds also is available free of charge and in a clear and prominent format at www.enterprisefunds.com in the                      portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the Statement of Additional Information.

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	Class A	Class B	Class C	Class Y
Availability?	Generally available through most investment dealers.	Available only to investors purchasing less than $100,000.	Available only to investors purchasing less than $1,000,000.	Available only to certain types of investors purchasing $1,000,000 or more.

Initial Sales Charge?	Yes, except for Money Market Fund Class A shares, which carry no sales charge. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.

Contingent Deferred Sales Charge (“CDSC”)?	No. However, we will charge a CDSC if you sell shares within two years of purchasing them and no initial sales charge was imposed because the original purchase price exceeded $1 million.	Yes, except for Money Market Fund Class B shares. Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	Yes, except for Money Market Fund Class C shares. Payable if you redeem your shares within one year of purchase.	No.

Distribution and Service Fees?	0.20% distribution fee and 0.25% service fee (except Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	No.

Conversion to Class A shares?	(Not applicable.)	Yes, automatically after eight years.	No.	No.

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase and the fund you buy shares of. There is no sales charge on initial purchases of Class A shares of the Money Market Fund, however, if you subsequently exchange those shares for Class A shares of another fund, an initial sales charge will apply to the Class A purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends or distributions, and you subsequently exchange those shares for Class A shares of another fund, an initial sales charge will apply to the Class A purchase.

Class A Sales Charges for:

All Funds ( other than the AXA Enterprise Money Market Fund and the AXA Enterprise Short Duration Bond Fund)

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	4.75%	4.99%	4.00%

$100,000 up to $249,999	3.75%	3.90%	3.00%

$250,000 up to $499,999	2.50%	2.56%	2.00%

$500,000 up to $999,999***	2.00%	2.04%	1.50%

$1,000,000 and up	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.

*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.

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**	From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”

***	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. However, if the entire plan or you redeem the shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributor will compensate dealers in connection with purchases of Class A shares.

Class A Sales Charges for AXA Enterprise Short Duration Bond Fund:

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	3.50%	3.63%	3.00%

$100,000 up to $249,999	2.50%	2.56%	2.25%

$250,000 up to $499,999	2.00%	2.04%	1.50%

$500,000 up to $999,999***	1.50%	1.52%	1.25%

$1,000,000 and up	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.

*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.

**	From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”

***	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. However, if the entire plan or you redeem the shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributor will compensate dealers in connection with purchases of Class A shares.

Class B Shares

Class B shares are sold at net asst value, without any sales charges at the time of purchase. However, there is a CDSC on shares that is payable upon redemption. Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class B shares of another fund. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

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Holding Period After Purchase*	% Deducted when Shares are Sold
Up to one year	5.00%

Over one year up to two years	4.00%

Over two years up to three years	4.00%

Over three years up to four years	3.00%

Over four years up to five years	2.00%

Over five years up to six years	1.00%

More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;*

•	is based on either your original purchase price or the then-current net asst value of the shares being sold, whichever is lower;

•	is deducted from the proceeds of the redemption, not from the amount remaining in your account;

•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and

•	applied to your shares at the time of sale is based on the schedule applicable to those shares when you bought them.

*	A “sale” includes when an account is closed because its balance falls below $500. (For more information, see “It’s Easy to Open an Account.”)

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;

•	shares you acquired by reinvesting your dividends or capital gains distributions; or

•	exchanges of shares of one fund for shares of the same class of another AXA Enterprise Fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

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Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class C shares of another fund. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class C shares over $1,000,000.

Class C Contingent Deferred Sales Charges

Holding Period After Purchase	% Deducted when Shares are Sold
One year	1.00%
Thereafter	0.00%

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•	Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee;

•	Are a wrap account client of an eligible broker-dealer; and

•	Are a present or former trustee of the Trust or a spouse or minor child of any such trustee or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative; or

•	Are a financial institutional buyer.

The minimum investment amount for purchasing Class Y shares is $1,000,000.

Compensation to Securities Dealers

The funds are distributed by Enterprise Fund Distributors, Inc. As noted above, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds (other than the Money Market Fund), on behalf of Class A, B and C shares pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled “How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers when they sell Class B and Class C shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual

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distribution fee of 0.75% of their average daily net assets. Because these distribution fees are paid out of the fund’s assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

In addition to the distribution and service fees paid by the funds under the Class A, Class B, and Class C distribution and service plans, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates such as MONY Securities Corporation and The Advest Group Inc., who sell shares of the funds and other mutual funds distributed by the Distributor. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. The additional payments to such selling dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Additional payments to these selling dealers, may, but are not normally expected to, exceed in the aggregate 0.5% of the average net assets of the funds attributable to a particular intermediary.

Additional compensation also may include promotional gifts (which may include gift certificates, dinners and other items), financial assistance to selling dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to selling dealers whose representatives have sold or are expected to sell a significant number of shares.

If you hold shares through a brokerage account, your broker or dealer may charge you a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by the individual broker or dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker or dealer will provide you with specific information about any processing or servicing fees you will be charged.

Purchases and Sales of Shares of the Money Market Fund

Initial purchases of shares of the Money Market Fund are not subject to a sales charge. However, you will have to pay a sales charge if you exchange Class A shares of the Money Market Fund for Class A shares of another AXA Enterprise Fund, unless you’ve already paid a sales charge on those shares. In addition, if you exchange Class B or Class C shares of the Money Market Fund for Class B or Class C shares of another AXA Enterprise Fund, those shares will become subject to a CDSC.

When you exchange Class B shares of another AXA Enterprise Fund into Class B shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares will continue to run while you hold your Class B shares of the Money Market Fund. When you exchange Class C shares of another AXA Enterprise Fund into Class C shares of the Money Market Fund, the holding period for purposes of determining the CDSC will continue to run while you hold your Class C shares of the Money Market Fund. If you choose to redeem those Money Market Fund shares, or if your account is closed because its balance falls below $500, the applicable CDSC will apply.

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

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•	Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges – Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•	Letter of Intent – You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated – Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application.

•	Rights of Accumulation – You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table above. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee or, pooled and similar accounts, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

•	Purchases by Members of Certain Organizations. You may be entitled to a reduced sales charge on purchases of Class A shares of a fund if you are a member of an association, fraternal group, franchise organization or union that has entered into an agreement with the Distributor allowing members of such organizations to purchase Class A shares at a sales load equal to 75% of the applicable sales charge. Organizations participating in this program must meet certain minimum requirements established by the Distributor, including minimum numbers of participants or assets. To receive this discount, you or your financial advisor must notify us at the time of your additional investment of your membership in the relevant organization and provide us with appropriate documentation.

Eliminating Sales Charges and the CDSC – Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with the Distributor;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and

•	Clients of fee-based/fee-only financial advisors.

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The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•	Redemptions through a systematic withdrawal plan (however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan) (only for Class B shares);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•	Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or AXA Enterprise Funds Trust. Check the Statement of Additional Information for details.

It’s Easy to Open an Account

To open an account with AXA Enterprise Funds

1.	Read the Prospectus carefully.

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2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$

Individual Retirement Accounts (IRAs)	$250	$50

Automatic Bank Draft Plan	$250	$50**

Accounts established in a wrap program with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	$1000	$

529 Accounts	$25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction.	$

Coverdell Education Savings Accounts	$250	$50

Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.

*	Does not apply to Class Y shares.

**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A, Class B, Class C or Class Y shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b) complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Enterprise Funds Trust at 1-800-368-3527. For more information on AXA Enterprise Funds’ investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to new regulations of the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

A fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts.

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Each fund reserves the right to close any fund account whose balance drops to $500 or less. If an account is closed, its shares will be sold at the NAV, minus any applicable CDSC, on the day the account is closed. A shareholder will be given at least 45 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional

	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.

By Mail

•      Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•      Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•      Mail the check with our completed application to:

        By Regular mail

        AXA Enterprise Shareholder Services

        P.O. Box 219731

        Kansas City, MO 64121-9731

        By Overnight Mail:

        AXA Enterprise Shareholder Services

        [insert address]

•      Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire

• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•      Visit www.enterprisefunds.com to add shares to your account by wire.

•      Instruct your bank to transfer funds to [insert routing information.]

•      Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through ACH

Automatic Bank Draft Plan

•      Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment ($50 minimum).

•      Send a check marked “Void” or a deposit slip from your bank account with your application.

•      Please call AXA Enterprise Shareholder Services at 1-800-368-3527 for an application. A signature guarantee may be required to add this privilege.

•      Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

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Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Broker or other Financial Professional

•	Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.

By Mail

•	Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing”).

•	The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•	Mail your request to:

        AXA Enterprise Shareholder Services

        P.O. Box 219731

        Kansas City, MO 64121-9731

•	Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•	Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•	Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.enterprisefunds.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•	If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a signature guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the AXA Enterprise Shareholder Services.

•	Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•	Please refer to the section entitled “Additional Investor Services” or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•	Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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By Telephone

•	If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•	If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•	Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise Fund account, you can have the proceeds sent via the ACH system to your bank.

•	Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Use of Check Writing

•	If you hold an account with a balance of more than $5,000 in Class A shares of the Money Market Fund, you may redeem your shares of that fund by redemption check. You may make redemption checks payable in any amount from $500 to $100,000.

•	You may write up to five redemption checks per month without charge. Each additional redemption check in any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing Optional Features section of the account application.

•	The funds may charge a $25 fee for stopping payment of a redemption check upon your request. It is not possible to use a redemption check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares being redeemed were purchased by exchanging shares of another fund on which a CDSC was applicable. The funds will honor the check only if there are sufficient funds available in your Money Market Fund account to cover the fee amount of the check plus applicable CDSC, if any.

Participate in the Bank Purchase and Redemption Plan

•	You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a signature guarantee or additional documentation may be required.

A signature guarantee is necessary if:

•	Total redemption proceeds exceed $50,000; or

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s).

A signature guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

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•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Signature guarantee, if applicable (see above).

Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.

Owners or trustees of trust accounts

•      The signature on the letter must include all trustees authorized to sign, including title.

•      If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•      Signature guarantee, if applicable (see above).

Power of Attorney (POA)

•      The signatures on the letter must include the attorney-in-fact, indicating such title.

•      Signature guarantee, if applicable (see above).

•      Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Signature guarantee, if applicable (see above).

IRAs	• Additional documentation and distribution forms required.

*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

Exchanging Shares

How to Exchange Fund Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or a CDSC. If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized.

Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.

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By Mail

•	Write a letter to request a redemption specifying the name of the fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•	The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•	Mail your request to:

        AXA Enterprise Shareholder Services

        P.O. Box 219731

        Kansas City, MO 64121-9731

By Telephone

•	If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•	If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•	Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the funds. Excessive purchases and redemptions of shares of a fund may adversely affect fund performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.

The Trust and the funds discourage frequent purchases and redemptions of fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in fund shares. As a general matter, each fund and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the fund’s other shareholders or would disrupt the management of the fund.

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The Trust has adopted certain procedures to discourage what it considers to be disruptive trading activity. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

If AXA Equitable, on behalf of the Trust, determines that a shareholder’s transfer or purchase and redemption patterns among the Trust’s funds are disruptive to the Trust’s funds, it may, among other things, refuse or limit any purchase or exchange order. AXA Equitable may also refuse to act on transfer or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. AXA Equitable currently may consider transfers into and out of (or vice versa) a fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

In addition, when a shareholder redeems or exchanges shares of a fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a systematic withdrawal plan) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

Consistent with seeking to discourage potentially disruptive trading activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer or purchase and redemption of fund shares and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions place on selling shares of any fund described in this Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.

Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.

A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or [may take up to 7 days to pay a redemption request in order to raise capital]:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of AXA Equitable.

A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

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If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Distributor recommends that certificates be sent by registered mail.

How Fund Shares Are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	-	Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

•	A fund heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, portfolio securities are valued as follows:

•	Equity securities - most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) - based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) - amortized cost (which approximates market value).

•	Securities traded on foreign exchanges - most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options - last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures - last sales price or, if there is no sale, latest available bid price.

•	Other securities - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value.

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The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing.

Dividends and other Distributions and Tax Consequences

Dividends and other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact AXA Enterprise Funds in writing, contact your broker or call                     .

Tax Consequences

Each fund intends to meet all requirements of the Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you. Distributions derived from net investment income or the excess of net short-term capital gains over net long-term capital loss are generally taxable at ordinary income rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of gains from investments that a fund owned for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets after through its last taxable year beginning before January 1, 2009.

An exchange of shares for shares of another fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

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If you earn more than $10 annually in taxable income from a fund, you will receive a Form 1099 to help you report the prior calendar year’s distributions and redemption proceeds, if any, on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

FINANCIAL HIGHLIGHTS

The Acquiring Fund is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Enterprise Growth Fund, will assume and publish the operating history and performance record of the Enterprise Growth Fund. Financial information for each of the Acquired Funds is included in the current prospectus for those Funds and in its most recent Annual Report to Shareholders, which are incorporated by reference into this Proxy Statement/Prospectus.

MISCELLANEOUS

Shareholder Proposals

The Corporation is not required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of shareholders unless such shareholder action is required. Any shareholder who wishes to submit a proposal to be considered at the Corporation’s next meeting of shareholders should send the proposal to The Enterprise Group of Funds, Inc., 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Corporation’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

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APPENDIX A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following entities owned beneficially or of record 5% or more of the Class A, Class B, Class C or Class Y shares of an Acquired Fund. As of the Record Date, the Acquiring Fund did not have any shares outstanding. AXA Equitable did not know of any other person who owned beneficially or of record 5% or more of any other class of the Funds’ outstanding voting securities as of the Record Date.

Enterprise Growth Fund
Shareholder’s Name/Address	Percent Beneficial Ownership of Acquired Fund	Percent Beneficial Ownership of Combined Fund (assuming all three Reorganizations occur)

Enterprise Multi-Cap Fund
Shareholder’s Name/Address	Percent Beneficial Ownership of Acquired Fund	Percent Beneficial Ownership of Combined Fund (assuming all three Reorganizations occur)

Enterprise Strategic Fund
Shareholder’s Name/Address	Percent Beneficial Ownership of Acquired Fund	Percent Beneficial Ownership of Combined Fund (assuming all three Reorganizations occur)

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this      day of                     , 2005, between AXA Enterprise Funds Trust, a Delaware statutory trust (“Trust”), on behalf of AXA Enterprise Growth Fund, a segregated portfolio of assets (“series”) thereof (“Acquiring Fund”), and The Enterprise Group of Funds, Inc. (formerly The Enterprise Group of Funds II, Inc.), a Maryland corporation (“Corporation”), on behalf of its Enterprise Multi-Cap Growth Fund, Enterprise Growth Fund, and Enterprise Strategic Allocation Fund series (each, an “Acquired Fund”). (The Acquiring Fund and each Acquired Fund is sometimes referred to herein as a “Fund,” and each of the Trust and the Corporation is sometimes referred to herein as an “Investment Company.”) All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on the Acquiring Fund’s behalf and by the Corporation on each Acquired Fund’s behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

Each Investment Company wishes to combine the businesses of the Acquired Funds and, for valid business reasons, to have the Acquiring Fund continue the combined businesses. To accomplish this objective, each Investment Companies wishes to effect three separate reorganizations, each described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (each, a “Reorganization”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The first Reorganization (“Conversion”) will involve an Acquired Fund’s changing its identity, form, and place of organization through a reorganization described in section 368(a)(1)(F) of the Code — by converting from a series of the Corporation to the Acquiring Fund (which is being established solely for the purpose of acquiring such assets and continuing the Acquired Funds’ businesses) — by (1) transferring all its assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest in the Acquiring Fund (“Acquiring Fund Shares”) and the Acquiring Fund’s assumption of all that Acquired Fund’s stated liabilities, (2) distributing those shares pro rata to that Acquired Fund’s shareholders in exchange for their shares of stock therein and in complete liquidation thereof, and (3) terminating that Acquired Fund. Each of the second and third Reorganizations (each, a “Merger”) will involve (a) the Acquiring Fund’s acquisition of all the assets of one of the other Acquired Funds in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of all that Acquired Fund’s stated liabilities, (2) the distribution of those shares pro rata to that Acquired Fund’s shareholders in exchange for their shares of stock therein and in complete liquidation thereof, and (3) that Acquired Fund’s termination, in a reorganization described in section 368(a)(1)(C)/(D) of the Code. Each Reorganization shall be consummated on the terms and conditions set forth herein.

The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. If the shareholders of only one Acquired Fund approve this Agreement before the closing date provided for in paragraph 3.1 (“Closing Date”), the Reorganization in which that Fund participates shall be the Conversion; and if the shareholders of two or more Acquired Funds approve this Agreement, then the Reorganization in which the Enterprise Growth Fund participates (if it is one of those Funds, or, if it is not, then the Reorganization in which the Enterprise Multi-Cap Growth Fund participates) shall be the Conversion and the Reorganization(s) in which the other Acquired Fund(s) participate(s) shall be the Merger(s), which shall occur immediately after the Conversion. (For convenience, the balance of this Agreement — except provisions that apply only to, or in the case of or with respect to, the Conversion or the Mergers — refers only to a single Reorganization, one Acquired Fund, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company’s Board of Trustees/Directors (each, a “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

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The Acquired Fund offers four classes of shares of common stock ($0.001 par value per share), designated Class A, Class B, Class C, and Class Y shares (“Class A Acquired Fund Shares,” “Class B Acquired Fund Shares,” “Class C Acquired Fund Shares,” and “Class Y Acquired Fund Shares,” respectively, and collectively, “Acquired Fund Shares”). The Acquiring Fund will offer four classes of voting shares of beneficial interest ($0.001 par value per share) (i.e., the Acquiring Fund Shares), also designated Class A, Class B, Class C, and Class Y shares (“Class A Acquiring Fund Shares,” “Class B Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” and “Class Y Acquiring Fund Shares,” respectively). Each class of Acquiring Fund Shares will be identical to the similarly designated class of Acquired Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of the Acquired Fund’s shareholders and the terms and conditions herein set forth, the Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Fund. In exchange therefor, the Acquiring Fund shall —

(a)	(1) in the case of the Conversion, issue and deliver to the Acquired Fund the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Fund Shares equal to the number of full and fractional Class A Acquired Fund Shares then outstanding, (ii) Class B Acquiring Fund Shares equal to the number of full and fractional Class B Acquired Fund Shares then outstanding, (iii) Class C Acquiring Fund Shares equal to the number of full and fractional Class C Acquired Fund Shares then outstanding, and (iv) Class Y Acquiring Fund Shares equal to the number of full and fractional Class Y Acquired Fund Shares then outstanding, and

(2) in the case of a Merger, issue and deliver to the Acquired Fund the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Fund Shares determined by dividing the Acquired Fund’s net value (computed as set forth in paragraph 2.1) (“Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value (“NAV”) of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class Y Acquired Fund Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

(b)	assume all of the Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on the Acquired Fund’s books — the Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1).

1.3. The Liabilities shall consist of all of the Acquired Fund’s liabilities set forth on a statement of assets and liabilities as of the Valuation Time prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”), certified by the Corporation’s Treasurer (“Statement of Assets and Liabilities”). Notwithstanding the foregoing, the Acquired Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Closing Time (as defined in paragraph 3.1).

1.4. On or immediately before the Closing Date, the Acquired Fund shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have

B-2

distributed substantially all (and in any event not less than 98%) of its (a) ”investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) ”net capital gain” (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Closing Date.

1.5. On the Closing Date (or as soon thereafter as is reasonably practicable), the Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Closing Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then held of record and in exchange for their Acquired Fund Shares, and will completely liquidate. That distribution shall be accomplished by Boston Financial Data Services, Inc., in its capacity as the Trust’s transfer agent (“Transfer Agent”), opening accounts on the Acquiring Fund’s share transfer books in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the eighth decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Acquired Fund Shares shall be credited with the respective pro rata number of full and fractional Class A Acquiring Fund Shares due that Shareholder, the account for each Shareholder that holds Class B Acquired Fund Shares shall be credited with the respective pro rata number of full and fractional Class B Acquiring Fund Shares due that Shareholder, and so on). All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s share transfer books. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization. The Acquiring Fund shall redeem the Initial Shares (as defined in paragraph 6.5) for $10.00 each at or before the Closing of the Conversion.

1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Closing Date, the Acquired Fund shall be terminated as a series of the Corporation and any further actions shall be taken in connection therewith as required by applicable law.

1.7. Ownership of Acquiring Fund Shares shall be shown on the Transfer Agent’s books.

1.8. Any reporting responsibility of the Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.9. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund’s share transfer books of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a)(2), the Acquired Fund’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and the declaration of any dividends on the Closing Date (“Valuation Time”), using the valuation procedures set forth in the Corporation’s then-current prospectus and statement of additional information and valuation procedures established by its Board, less (b) the amount of the Liabilities as of the Valuation Time.

2.2. For purposes of paragraph 1.1(a)(2), the NAV per share for each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by its Board.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by AXA Equitable Life Insurance Company (“AXA Equitable”), in its capacity as each Investment Company’s administrator, and shall be subject to confirmation by each Investment Company’s independent accountants.

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3.	CLOSING AND CLOSING DATE

3.1. The Closing Date for the Conversion shall be                     , 2005, or such other date as to which the Investment Companies agree, and the Closing Date for each Merger shall be a date as to which they agree that is no earlier than the Conversion’s Closing Date. All acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date (4:00 p.m., Eastern Time) (“Closing Time”), provided that if the Closing of two or more Reorganizations occur on the same day, the Closing Time for each Merger shall be immediately after the Conversion’s Closing Time. The Closing shall be held at the Trust’s offices or at such other place as to which the Investment Companies agree.

3.2. The Corporation shall direct JPMorgan Chase Bank, custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the Acquiring Fund’s account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Corporation shall direct Boston Financial Data Services, Inc., in its capacity as the Corporation’s transfer agent (“Corporation Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the number (rounded to the eighth decimal place) of outstanding Acquired Fund Shares each Shareholder owned immediately before the Closing.

3.4. The Corporation shall deliver to the Trust at the Closing (a) the Statement of Assets and Liabilities and (b) a certificate of the Corporation’s Treasurer setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on the Acquired Fund’s books immediately before the Closing.

3.5. In the case of a Merger, if at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of either Board, accurate appraisal of the value of the net assets of either Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

3.6. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Closing Date, to the effect that the representations and warranties it made in this Agreement are true and correct on the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Corporation, on the Acquired Fund’s behalf, represents and warrants to the Trust, on the Acquiring Fund’s behalf, as follows:

(a)	The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation (“Articles”) are on file with that state’s Department of Assessments and Taxation;

(b)	The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Closing Time;

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(c)	The Acquired Fund is a duly established and designated series of the Corporation;

(d)	On the Closing Date, the Corporation, on the Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans” as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on the Acquiring Fund’s behalf, will acquire good and marketable title thereto;

(e)	The Acquired Fund is not engaged currently, and the Corporation’s execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Corporation’s By-Laws (collectively, “Corporation Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation, on the Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Corporation, on the Acquired Fund’s behalf, is a party or by which it is bound;

(f)	All material contracts and other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, on or before the Closing Date, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Corporation, on the Acquired Fund’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)	No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Corporation with respect to the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation, on the Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

(h)	The Acquired Fund’s Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and present fairly, in all material respects, the Acquired Fund’s financial condition as of such date in accordance with GAAP; and to the Corporation’s management’s best knowledge and belief, there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(i)	Since October 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquired Fund Share due to declines in market values of securities the Acquired Fund holds, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by its shareholders shall not constitute a material adverse change;

(j)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

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(k)	The Acquired Fund is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation (including the taxable year that ends, in the case of a Merger, on the Closing Date), the Acquired Fund has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”) and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Corporation’s Board approves this Agreement (“Approval Time”) through the Closing Time, the Acquired Fund will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Closing Time, the Acquired Fund has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Closing Time, the Acquired Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying the Acquiring Fund’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies; and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)	All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Closing Time, be held by the persons and in the amounts set forth in the Corporation Transfer Agent’s records, as provided in paragraph 3.3; and the Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(m)	The Acquired Fund incurred the Liabilities, which with respect to the Conversion are associated with the Assets, in the ordinary course of its business;

(n)	The Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(o)	During the five-year period ending on the Closing Date, (1) neither the Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of the Acquired Fund’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to the Acquired Fund’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

(p)	Not more than 25% of the value of the Acquired Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(q)	The Corporation’s current prospectus and statement of additional information including the Acquired Fund (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

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(r)	The Registration Statement (as defined in paragraph 4.3(a)) (other than written information provided by the Trust for inclusion therein) will, on its effective date, on the Closing Date, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(s)	The Acquiring Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

4.2. The Trust, on the Acquiring Fund’s behalf, represents and warrants to the Corporation, on the Acquired Fund’s behalf, as follows:

(a)	The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)	The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Closing Time;

(c)	With respect to the Conversion the Acquiring Fund will be before the Closing Date, and with respect to each Merger the Acquiring Fund is, a duly established and designated series of the Trust;

(d)	With respect to the Conversion, (1) the Acquiring Fund has not commenced operations and will not do so until after the Closing and (2) before the Closing, there will be no (i) issued and outstanding Acquiring Fund Shares, (ii) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (iii) security convertible into any Acquiring Fund Shares, or (iv) any other securities issued by the Acquiring Fund, except the Initial Shares;

(e)	No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)	The Acquiring Fund is not engaged currently, and the Trust’s execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust’s Agreement and Declaration of Trust (“Declaration”) or By-Laws (collectively, “Trust Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound;

(g)	No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on the Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)

With respect to the Conversion the Acquiring Fund will be, and with respect to each Merger the Acquiring Fund is, a “fund” as defined in section 851(g)(2) of the Code; with respect to the Conversion, the Acquiring Fund will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Conversion occurs and it intends to continue to meet all such requirements for the next taxable year; and with respect to each Merger, (1) for each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) those requirements and has been (or will be) eligible to and has computed

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(or will compute) its federal income tax under section 852 of the Code, and (2) the Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)	The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(j)	The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following a Merger (if more than one Reorganization is consummated) or the Conversion (if only one Reorganization is consummated) except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire — during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person — with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(k)	Following the Reorganization, the Acquiring Fund (1) will continue the Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of the Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, the Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(l)	There is no plan or intention for the Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(m)	With respect to each Merger, the Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

(n)	During the five-year period ending on the Closing Date, neither the Acquiring Fund nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares;

(o)	Immediately after the Reorganization, (1) not more than 25% of the value of the Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(p)	The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the Shareholders’ account, pursuant to the terms of this Agreement, (1) will on the Closing Date have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by the Trust;

(q)

The Registration Statement (other than written information provided by the Corporation for inclusion therein) will, on its effective date, on the Closing Date, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated

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therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(r)	The Declaration permits the Trust to vary its shareholders’ investment therein; and the Trust does not have a fixed pool of assets — each series thereof, including the Acquiring Fund (after it commences operations in the case of the Conversion), will be a managed portfolio of securities, and AXA Equitable and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each Investment Company, on its respective Fund’s behalf, represents and warrants to the other Investment Company, on its respective Fund’s behalf, as follows:

(a)	No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

(b)	The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)	Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person “related” (within such meaning) to the Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)	The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

(e)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(f)	There is no intercompany indebtedness between the Funds participating in either Merger that was issued or acquired, or will be settled, at a discount;

(g)	Pursuant to each Merger, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Acquired Fund held immediately before the Merger; for the purposes of the foregoing, any amounts the Acquired Fund uses to make redemptions and distributions immediately before a Merger (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax) will be included as assets held thereby immediately before the Merger;

(h)	Immediately after each Merger, the Shareholders [will] [will not] own shares constituting “control” (as defined in section 304(c) of the Code) of the Acquiring Fund;

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(i)	None of the compensation received by any Shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j)	Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”);

(k)	The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1(o), 4.2(j), and 4.2(n) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Fund on the Closing Date;

(l)	Immediately after the Conversion, the Shareholders will own all the Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately before the Conversion; and

(m)	Immediately after the Conversion, the Acquiring Fund will hold the same assets — except for assets used to pay the Funds’ expenses incurred in connection with the Conversion — and be subject to the same liabilities that the Acquired Fund held or was subject to immediately before the Conversion, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Acquired Fund made immediately preceding the Conversion, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS

5.1. The Corporation covenants to call a meeting of the Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein (“Shareholders Meeting”).

5.2. The Corporation covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

5.3. The Corporation covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.4. The Corporation covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

5.5. Each Investment Company covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the Acquiring Fund, title to and possession of all the Assets, and (b) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

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5.7. The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

5.8. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Closing Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

6.1. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

6.2. On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

6.3. The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP (“Counsel”) substantially to the effect that:

(a)	The Acquired Fund is a duly established series of the Corporation, a corporation that is validly existing and in good standing under the laws of the State of Maryland, and the Acquiring Fund is a duly established series of the Trust, a statutory trust that is validly existing under the laws of the State of Delaware;

(b)	This Agreement has been duly authorized and adopted by each Investment Company on its respective Fund’s behalf;

(c)	The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Corporation Governing Documents or Trust Governing Documents or, to Counsel’s knowledge, violate any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

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(e)	To Counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Investment Company, on its respective Fund’s behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(f)	Each Investment Company is registered with the Commission as an investment company, and to Counsel’s knowledge no order has been issued or proceeding instituted to suspend either such registration; and

(g)	To Counsel’s knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Fund) or any of its properties or assets attributable or allocable to its respective Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Maryland and/or the State of Delaware, on an opinion of competent Maryland or Delaware counsel, respectively, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word “knowledge” and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers’ certificates.

6.4. The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)	The Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by the Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)	The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c)	The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d)	The Acquiring Fund’s basis in each Asset will be the same as the Acquired Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each Asset will include the Acquired Fund’s holding period therefor;

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(e)	A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(f)	A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets on the Closing Date.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.5. Before the Closing of the Conversion, the Trust’s Board shall have authorized the issuance of, and the Acquiring Fund shall have issued, one Acquiring Fund Share in each class (“Initial Shares”) to AXA Equitable or an affiliate thereof in consideration of the payment of $10.00 each to vote on the investment management and sub-advisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 6.6 and to take whatever other action it may be required to take as the Acquiring Fund’s sole shareholder.

6.6. With respect to the Conversion, the Trust (on behalf of and with respect to the Acquiring Fund) shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not “interested persons” (as defined in the 1940 Act) thereof and by AXA Equitable or its affiliate as the Acquiring Fund’s sole shareholder.

6.7. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.	EXPENSES

The Reorganization Expenses of the Conversion shall be borne by the Funds equally, and the Reorganization Expenses of each Merger shall be borne by the Funds participating therein in proportion to their respective NAVs at the Valuation Time. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

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9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [                     ], 2005, or such other date as to which the Investment Companies agree; or

9.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Acquired Fund’s shareholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

12.	MISCELLANEOUS

12.1. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund’s behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3. Notice is hereby given that this instrument is executed and delivered on behalf of the Trust’s trustees solely in their capacities as trustees and not individually. Each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund’s property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund’s behalf, shall look only to the other Fund’s property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

12.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AXA ENTERPRISE FUNDS TRUST, on behalf of its series, AXA Enterprise Growth Fund

By:
Steven M. Joenk
President and Chief Executive Officer

THE ENTERPRISE GROUP OF FUNDS, INC., on behalf of its series, Enterprise Multi-Cap Growth Fund, Enterprise Growth Fund, and Enterprise Strategic Allocation Fund

By:
Steven M. Joenk
President and Chief Executive Officer

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STATEMENT OF ADDITIONAL INFORMATION

Dated:                     , 2005

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Growth Fund

Enterprise Multi-Cap Growth Fund

Enterprise Strategic Allocation Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

AXA ENTERPRISE FUNDS TRUST

AXA Enterprise Growth Fund

1290 Avenue of the Americas

New York, New York 10104

Acquisition of the assets and assumption of the stated liabilities of:	By and in exchange for shares of:
Enterprise Growth Fund

Enterprise Multi-Cap Growth Fund	AXA Enterprise Growth Fund

Enterprise Strategic Allocation Fund

each, a series of: The Enterprise Group of Funds, Inc. 3343 Peachtree Road, N.E. Suite 450 Atlanta, GA 30326	a series of: AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, NY 10104

This Statement of Additional Information (the “SAI”) is available to shareholders of the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund and Enterprise Strategic Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each of which is a series of The Enterprise Group of Funds, Inc. (the “Corporation”), in connection with the proposed transaction whereby all of the assets and stated liabilities of each Acquired Fund will be transferred to the AXA Enterprise Growth Fund (the “Acquiring Fund”), a series of the AXA Enterprise Funds Trust (the “Trust”), in exchange for shares of the Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

This SAI consists of this cover page, the information set forth below and the following described document, which is incorporated by reference herein and accompanies this SAI:

(1)	The combined Annual Report to Shareholders of the Corporation, which includes information relating to the Acquired Funds for the fiscal year ended October 31, 2004.

This SAI includes information about the Trust’s other series that is not relevant to the Reorganizations. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated                     , 2005 relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (800) 528-0404. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on December 30, 2004. (See “Other Information”)

The Trust currently consists of 18 funds. The Board of Trustees is permitted to create additional funds. The assets of the Trust received for the issue or sale of shares of each of its funds and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund of the Trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its funds or classes.

The Trust currently offers shares on behalf of each of the following funds: AXA Enterprise Small Company Growth Fund (“Small Company Growth Fund”), AXA Enterprise Small Company Value Fund (“Small Company Value Fund”), AXA Enterprise Capital Appreciation Fund (“Capital Appreciation Fund”), AXA Enterprise Deep Value Fund (“Deep Value Fund”), AXA Enterprise Equity Fund (“Equity Fund”), AXA Enterprise Equity Income Fund (“Equity Income Fund”), AXA Enterprise Growth Fund (“Growth Fund”), AXA Enterprise Growth and Income Fund (“Growth and Income Fund”), AXA Enterprise International Growth Fund (“International Growth Fund”), AXA Enterprise Global Financial Services Fund (“Global Financial Services Fund”), AXA Enterprise Global Socially Responsive Fund (“Global Socially Responsive Fund”), AXA Enterprise Mergers and Acquisitions Fund (“Mergers and Acquisitions Fund”), AXA Enterprise Government Securities Fund (“Government Securities Fund”), AXA Enterprise High-Yield Bond Fund (“High-Yield Bond Fund”), AXA Enterprise Short Duration Bond Fund (“Short Duration Bond Fund”), AXA Enterprise Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) and AXA Enterprise Money Market Fund (“Money Market Fund”) (each, a “fund” and collectively, the “funds”).

TRUST POLICIES

Fundamental Restrictions

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the funds.

Each fund, except the Mergers and Acquisitions Fund, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each fund will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or

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instrumentalities or to municipal securities and except that the Global Financial Services Fund will invest 25% or more of its total assets in the related group of industries consisting of the financial services industry (e.g., companies that provide financial services to consumers and businesses, including commercial banks, thrift institutions and their holding companies, consumer and industrial finance companies and diversified financial services companies).

The following interpretation applies to, but is not a part of, this fundamental restriction: with respect to the Money Market Fund, certificates of deposit or securities issued and guaranteed by domestic banks will not be considered to have been issued by issuers having their principal business activities in the same industry.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each fund but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trust and without a vote of that fund’s shareholders.

Each fund, except the Money Market Fund, will not invest more than 15% of its net assets in illiquid securities. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

Each fund will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

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(2) engage in short sales of securities or maintain a short position, except that each fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. The investment restriction will not prevent the Money Market Fund from investing all or a part of its assets in an open-end investment company with the same investment objectives as the fund.

(4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Small Company Growth Fund, Small Company Value Fund, Equity Fund, Global Financial Services Fund, Government Securities Fund, High-Yield Bond Fund and Short Duration Bond Fund each have a policy as to how a certain percentage of its net assets will be invested, and none of these funds will change their respective policy without giving sixty (60) days’ written notice to shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the funds’ principal investment strategies discussed in the Prospectus, each fund may engage in other types of investment strategies further described below. Each fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the fund’s own investment restrictions. Funds that anticipate committing 5% of more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Asset-Backed Securities. (Government Securities Fund) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds. (All funds) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter

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secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

Collateralized Debt Obligations. The funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Ratings. Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in [Appendix A] to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification

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and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Convertible Securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements. (Money Market Fund) A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Non-Investment Grade Bonds. (High-Yield Bond Fund) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund’s sub-adviser to be of comparable quality. A fund’s investments in noninvestment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly

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greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities become insolvent, the fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance the dollar rolls can be successfully employed.

Equity Securities. (All funds except Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund, Tax-Exempt Income Fund and Money Market Fund) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights,

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equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results; equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Canadian Time Deposits, Eurodollar and Yankee Dollar Obligations. (All funds) Canadian Time Deposits and Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Canadian Time Deposits, Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Canadian Time Deposits and Eurodollar (and to a limited extent; Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a fund will only invest in catastrophe bonds that meet the credit quality requirements for the fund.

Floaters and Inverse Floaters. (Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund and Tax-Exempt Bond Fund) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the

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demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency. (All funds except Government Securities Fund and Tax-Exempt Income Fund) A fund may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income. In addition, although a portion of a fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions. (All funds except Government Securities Fund and Tax-Exempt Income Fund) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. [However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if

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the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.]

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures. (All funds except Government Securities Fund and Tax-Exempt Income Fund) The funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each fund, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions. (All funds except Government Securities Fund and Tax-Exempt Income Fund) The funds may engage in over-the-counter options on foreign currency transactions. The funds may engage in over-the-counter options on foreign currency transactions only with financial institutions [that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market.] The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates.

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Over- the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities. (All funds except Government Securities Fund and Tax-Exempt Income Fund) The funds may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Depositary Receipts, Canadian Time Deposits, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

The Short Duration Bond Fund may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a “domestic shell” subsidiary of a foreign firm established to raise dollars for the firm’s operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody’s and S&P) as to the issuer’s creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper. The Short Duration Bond Fund may also invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

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Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to

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which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a fund’s investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a fund’s custodian

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containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Pacific Basin Region. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets denominated in those currencies.

China Companies. Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from

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China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities. (International Growth Fund, Global Socially Responsive Fund, Global Financial Services Fund, Government Securities Fund and Tax-Exempt Income Fund) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within 120 days from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

High Yield Bonds. The funds, other than the Government Securities Fund, Short Duration Bond Fund, Tax-Exempt Income Fund and Money Market Fund, may invest in high-yield securities. Notwithstanding the investment policies

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and restrictions applicable to the funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds.

Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the

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fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

Illiquid Securities or Non-Publicly Traded Securities. (All funds) The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 10% (for the Money Market Fund) or 15% (for all other funds) of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The funds may, within the limits set forth in this SAI, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a fund will treat such obligations as subject to the limit for illiquid investments for each fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the

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outstanding voting shares of any registered closed-end investment company. All funds may invest in the securities of investment companies as permitted under the 1940 Act, except the Money Market Fund may only purchase such securities in the open market in a transaction involving no commission or profit to a sponsor or dealers (other than the customary sales load or broker’s commission) or as a part of a merger, consolidation, acquisition or reorganization.

Exchange Traded Funds (“ETFs”). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies. The funds may purchase the securities of certain foreign entities called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Loan Participations and Assignments. Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the fund’s having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes. All funds may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the fund’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

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Mortgage-Backed or Mortgage-Related Securities. (Government Securities Fund and Short Duration Bond Fund) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

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Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Short Duration Bond Fund cannot invest in IOs and POs.

CMOs can also be in the form of “Floaters” — where the coupon rate floats in the same direction as interest rates and “Inverse Floaters” — where the coupon rate floats in the opposite direction as interest rates. Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR (“London Inter-Bank Offered Rate”) and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate. The Short Duration Bond Fund can invest up to 30% of its net assets in Floaters, but may not invest in inverse floaters.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls. The fund may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities. (Tax-Exempt Income Fund) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to

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obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions. A fund cannot invest in options and futures transactions if after such investment more than 10% of net assets would be hedged. Each fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a fund are described below.

A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

To the extent that a fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the fund, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the exercise (“strike”) price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Options on Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. The Mergers and Acquisitions Fund may purchase call options that may or may not be listed on a national exchange and issued by the Options Clearing Corporation. The funds, other than the Money Market Fund, may write call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The funds, other than the Government Securities Fund and the Money Market Fund, may purchase put options. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price. The High-Yield Bond Fund may invest up to 10% of its net assets in puts.

Options on Securities Indices. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index. All funds, except the Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund, Tax-Exempt Income Fund and Money Market Fund, may invest in options on stock indices.

Securities Index Futures Contracts. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the

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price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put. All funds, except the Money Market Fund, can purchase and sell options on futures contracts.

Payment-In-Kind Bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts. (All funds except Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund, Tax-Exempt Income Fund and Money Market Fund) Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements. (All funds) A repurchase agreement is a transaction in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not

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have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counter-parties believed by Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Funds’ Investments, Related Risks and Limitations - Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans. (All funds) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the funds an amount equal to any dividends or interest received on loaned securities. The funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a fund’s investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box. The funds may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. The fund will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the fund’s net assets (taken at current value) may be held as collateral for short sales against the box at anyone time.

The funds may also engage in a covered short sale whereby a fund deposits in a segregated account cash, U.S. government securities or other liquid securities in an amount equal to the market value of the securities shorted.

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Short Term Investments. Each fund may invest a part of its assets in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each fund may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth Fund, Global Socially Responsive Fund and Global Financial Services Fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Small Company Securities. (Small Company Growth Fund, Small Company Value Fund, Capital Appreciation Fund, Deep Value Fund, Growth and Income Fund, Mergers and Acquisitions Fund) Each fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Structured Notes. Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund’s borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

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The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Time Deposits and Variable Rate Notes. The funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities. (All funds) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation -Taxation of Fund Operations” below.

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Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation—Taxation of Fund Operations” below. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover. The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

PORTFOLIO HOLDINGS

The Trust generally discloses top ten and complete portfolio holdings at the end of the subsequent month following purchase or sale. Such information is provided to the Manager’s marketing and sales departments. In addition, top ten portfolio holdings are posted on the Trust’s website and complete portfolio holdings are available to all investors and registered representatives upon request.

The Trust may provide portfolio holdings data to certain third-party reporting services prior to the end of the subsequent month following purchase or sale, provided that such services agree to restrict release of this information to the public until the end of the subsequent month following purchase or sale. The Trust will not release portfolio trades information. No compensation is received by the Trust, the Manager or any other person in connection with the disclosure of portfolio holdings information. In order to release portfolio holdings information to third parties, written approval by the Manager’s Chief Financial Officer or Vice President of Fund Administration must be obtained.

Portfolio holdings information less than 30 days stale and all trade information is restricted to employees responsible for fund administration, fund analysis and legal or compliance matters.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the funds, including general supervision and review of the funds’ investment activities and their conformity with Delaware law and the stated policies of the funds. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee

		Interested Trustee

Steven M. Joenk* 1290 Avenue of the Americas New York, New York (45)	Trustee, President and Chief Executive Officer	From September 2004 to present	From July 1999 to present, Senior Vice President AXA Financial; from 1996 to 1999, Managing Director of MeesPierson (an investment company).	100	None

		Independent Trustees

Theodossios Athanassiades c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (65)	Trustee	From January 2005 to present	Retired	70	From May 1994 to present, Director, Atlantic Bank of New York.

Jettie M. Edwards c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (58)	Trustee	From January 2005 to present	Retired. From 1986 to 2001, Partner and Consultants, Syrus Associates (business and marketing consulting firm).	70	From 1997 to present, Director, The PBHG Funds, Inc.

David W. Fox c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (72)	Lead Independent Trustee	From January 2005 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000, Chairman of the Chicago Stock Exchange.	70	From 1987 to present, Director of USG Corporation

William M. Kearns, Jr. c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (69)	Trustee	From January 2005 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc.	70	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to present, Director, United States Shipping Corp.

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Christopher P.A. Komisarjevsky c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (59)	Trustee	From January 2005 to present	Retired; from 1998 to 2004, President and Chief Executive Office, Burson-Marsteller Worldwide (public relations).	70	None

Harvey Rosenthal c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (61)	Trustee	From January 2005 to present	From 1997-present, Consultant/Director.	70	From 1997 to present, Director, LoJack Corporation.

Gary S. Schpero c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (51)	Trustee	From January 2005 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of Investment Management and Investment Company Practice Group.	70	None

*	Affiliated with the Funds’ investment manager or the distributor.

**	Each Trustee serves until his or her resignation or retirement. Each officer is selected on an annual basis.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “Interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit

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Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees.

The Trust has a Valuation Committee consisting of Steven M. Joenk (Interested Trustee), Kenneth T. Kozlowski, Kenneth Beitler and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any fund as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of [$            ], payable annually. In addition to the annual fee, each Independent Trustee will receive an additional fee of [$            ] for each regularly scheduled and special Board meeting, as well as committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

As of the date of this SAI, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, as of the date of this SAI, no Trustee of the Trust beneficially owned shares of the Funds of the Trust.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable or Enterprise Fund Distributors, Inc. (“EFD”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas New York, New York (45)	President and Chief Executive Officer	Chief Executive Officer From December 2002 to Present; President from November 2001 to Present	From July 1999 to present, Senior Vice President of AXA Financial; from 1996 to 1999, Managing Director of MeesPierson (an investment company).

Patricia Louie, Esq. 1290 Avenue of the Americas New York, New York (48)	Vice President, Secretary and Anti-Money Laundering Compliance Officer	From July 1992 to Present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and counsel, AXA Financial and AXA Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation

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Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Kenneth T. Kozlowski 1290 Avenue of the Americas New York, New York (42)	Chief Financial Officer and Treasurer	From December 2002 to Present	From February 2001 to present, Vice President, AXA Financial; from December 1999 to December 2002, Controller of the Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial; from October 1996 to October 1999, Director-Fund Administration, Prudential Investments.

Kenneth B. Beitler 1290 Avenue of the Americas New York, New York (45)	Vice President	From March 2002 to Present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.

Mary E. Cantwell 1290 Avenue of the Americas New York, New York (42)	Vice President	From July 1999 to Present	From February 2001 to present, Vice President, AXA Financial; from July 1999 to present, Vice President AXA Equitable; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas New York, New York (36)	Vice President and Controller	From December 2002 to Present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Equitable; from January 1993 to December 1999, Manager of Prudential Investment Fund Management.

Andrew S. Novak 1290 Avenue of the Americas New York, New York (35)	Assistant Secretary	From September 2002 to Present	From May 2003 to present, Vice President and counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.; from August 1994 to August 2000, Vice President and Assistant General Counsel, Mitchell Hutchings Asset Management.

Joseph J. Paolo 1290 Avenue of the Americas New York, New York (33)	Compliance Officer	From March 2003 to Present	From May 2002 to present, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

*	Each officer is elected on annual basis.

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CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, no person owned beneficially or of record more than 25% of any fund’s assets.

As of the date of this SAI, the officers and Trustees of the Fund as a group owned less than one percent of the shares of each Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group Unit (“Manager”), currently serves as the investment manager for each fund. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

[The Trust and the Manager have entered into an investment management agreement (the “Management Agreement”). At a meeting held on January 20, 2005, the Board of Trustees approved the Management Agreement with AXA Equitable. In approving the Management Agreement with AXA Equitable, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the funds by AXA Equitable; (2) the performance of comparable funds managed by AXA Equitable as compared to a peer group and an appropriate index; (3) AXA Equitable’s personnel and operations; (4) AXA Equitable’s financial condition; (5) the level and method of computing each fund’s management fee; (6) the anticipated profitability of AXA Equitable under the Management Agreement; (7) ”fall-out” benefits to AXA Equitable and its affiliates (i.e., ancillary benefits realized by AXA Equitable or its affiliates from AXA Equitable’s relationship with the Trust); (8) the anticipated effect of growth and size on each fund’s performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the funds by AXA Equitable’s affiliates, including distribution services.

The Board, in examining the nature and quality of the services to be provided by AXA Equitable to the funds, recognized AXA Equitable’s experience in serving as an investment manager and noted that AXA Equitable currently provides investment management services to three other registered open-end investment companies. The Board also noted the extensive responsibilities that AXA Equitable has as investment manager to the funds, including the provision of investment advice to the funds, selection of the funds’ subadvisers and oversight of the subadvisers’ compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the funds. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as AXA Equitable’s ability to render such services based on its experience, operations and resources.

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The Board also evaluated the performance of comparable funds managed by AXA Equitable in comparison to funds with similar objectives and policies, the expertise and performance of the personnel overseeing the subadvisers, and compliance with each fund’s investment restrictions, tax and other requirements. After comparing the performance of the comparable funds with that of similar funds, the Board determined that each fund was likely to benefit from AXA Equitable serving as the investment manager.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated AXA Equitable’s anticipated costs and profitability in serving as investment manager to the funds, including the costs associated with the personnel, systems and equipment necessary to manage the funds and the costs associated with compensating the subadvisers. The Board also examined the fees paid by each fund in light of fees paid to other investment managers by comparable funds and the method of computing each fund’s fee. The Board also noted AXA Equitable’s commitment to expense limitation agreements with the funds. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by AXA Equitable, the Board concluded that the level of the fees paid to AXA Equitable with respect to each fund is fair and reasonable.

The Board also noted that AXA Equitable serves as the Trust’s administrator, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Trust’s audits, financial statements and tax returns and managing expenses and budgeting for the Trust. The Board also recognized that AXA Equitable’s affiliate, Enterprise Fund Distributors, Inc., serves as underwriter to the funds, and as such, receives Rule 12b-1 payments from the funds. The Board noted, however, that such payments are used to provide valuable shareholder services and to finance activities that are intended to result in the sale of Trust shares, which potentially could lead to growth in Trust assets and the corresponding benefits of that growth, including economies of scale and greater portfolio diversification. Further, the Board recognized that Sanford C. Bernstein & Co., LLC (“Bernstein”), a registered broker-dealer, is an affiliate of AXA Equitable and from time to time may receive brokerage commissions from the funds in connection with the purchase and sale of portfolio securities. The Board noted, however, that transactions with Bernstein must meet the Trust’s requirements for best execution. As such, the Board concluded that the benefits accruing to AXA Equitable and its affiliates by virtue of their relationship to the Trust are reasonable and fair in comparison with the costs of providing the relevant services.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of AXA Equitable, the Board determined approval of the Management Agreement was in the best interests of each fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Management Agreement.]

The Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each fund; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to supervise the third-party service providers. The continuance of the Management Agreement with respect to each fund must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides that fund. The Manager and the Trust have also entered into an expense limitation agreement with respect to each fund (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through February 28, 2006 to waive or

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limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

	Management Fee
Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $5 billion	Thereafter
Capital Appreciation Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Deep Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Equity Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Equity Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Global Financial Services Fund	0.830%	0.805%	0.780%	0.755%	0.730%
Global Socially Responsive Fund	0.880%	0.855%	0.830%	0.805%	0.780%
Government Securities Fund	0.580%	0.555%	0.530%	0.505%	0.480%
Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Growth and Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
High-Yield Bond Fund	0.600%	0.575%	0.550%	0.525%	0.500%
International Growth Fund	0.830%	0.805%	0.780%	0.755%	0.730%
Mergers and Acquisitions Fund	0.880%	0.855%	0.830%	0.805%	0.780%
Money Market Fund	0.330%	0.305%	0.280%	0.255%	0.230%
Small Company Growth Fund	0.980%	0.955%	0.930%	0.905%	0.880%
Small Company Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Short Duration Bond Fund	0.430%	0.405%	0.380%	0.355%	0.330%
Tax-Exempt Income Fund	0.480%	0.455%	0.430%	0.405%	0.380%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A, Class B and Class C shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The Sub-Advisers

The Manager has entered into subadvisory agreements (“Subadvisory Agreements”) on behalf of the Capital Appreciation Fund, the Deep Value Fund, the Equity Fund, the Equity Income Fund, the Global Financial Services Fund, the Global Socially Responsive Fund, the Government Securities Fund, the Growth Fund, the Growth and Income Fund, the High-Yield Bond Fund, the International Growth Fund, the Mergers and Acquisitions Fund, the Money Market Fund, the Short Duration Bond Fund, Small Company Growth Fund, the Small Company Value

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Fund and the Tax-Exempt Income Fund. The Subadvisory Agreements obligate Barrow, Hanley, Mewhinney & Strauss, Inc.; Boston Advisors, Inc.; Caywood-Scholl Capital Management; Eagle Asset Management, Inc.; GAMCO Investors, Inc.; JP Morgan Investment Management, Inc.; Marsico Capital Management, Inc.; MBIA Capital Management Group; Montag & Caldwell, Inc.; MONY Capital Management, Inc.; Rockefeller & Co., Inc.; Sanford C. Bernstein & Co., LLC; SSgA Funds Management, Inc.; TCW Investment Management Company; UBS Global Asset Management (Americas) Inc.; and UBS Global Asset Management (US) Inc. (each a “Sub-adviser,” and together the “Sub-advisers”) to: (i) make investment decisions on behalf of their respective funds, (ii) place all orders for the purchase and sale of investments for their respective funds with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith. [The Board considered and approved the Subadvisory Agreements for the funds with the Sub-advisers based on a review of the factors it deemed relevant with respect to each Sub-adviser, including: (1) the nature, quality, and extent of the services to be provided to the fund by the Sub-adviser; (2) the Sub-adviser’s management style; (3) the Sub-adviser’s performance record; (4) the qualifications and experience of the persons responsible for the day-to-day management of the fund; (5) the Sub-adviser’s current and proposed level of staffing and its overall resources; and (6) ”fall-out” benefits to the Sub-adviser and its affiliates (i.e., ancillary benefits realized by the Sub-adviser or its affiliates from its relationship with the Trust).

The Board, in examining the nature, quality and extent of the services to be provided by the Sub-advisers to the funds, reviewed the experience of each Sub-adviser in serving as a sub-adviser to comparable funds. The Board also noted the extensive responsibilities that each Sub-adviser has as a sub-adviser to the funds, including the responsibility (1) to make investment decisions on behalf of its fund, (2) to place all orders for the purchase and sale of investments for its fund with brokers or dealers selected by AXA Equitable and/or the Sub-adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-adviser’s portfolio managers with responsibility for the funds and concluded that each fund benefits from the quality and experience of the sub-adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as each Sub-adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Sub-adviser with respect to the fund it advises in comparison to funds with similar objectives and policies, the expertise and performance of the sub-adviser’s personnel, and compliance with each fund’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-adviser’s historical performance record and that of the portion of the fund advised by that Sub-adviser compared reasonably to its peer group and/or benchmark.

The Board gave substantial consideration to the fees payable under each Subadvisory Agreement. In this connection, the Board evaluated each Sub-adviser’s costs and profitability (to the extent practicable) in serving as a sub-adviser to the funds, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the current fees paid to each Sub-adviser in light of fees paid to other sub-advisers by comparable funds and the method of computing the Sub-adviser’s fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Sub-adviser, the Board concluded the fee paid to each Sub-adviser with respect to its fund is fair and reasonable.

The Board also noted that each Sub-adviser, through its relationship as a sub-adviser to a fund, may engage in soft dollar transactions. While each Sub-adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Sub-advisers to the funds are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the funds. The Board noted, however, that all Sub-advisers must select brokers who meet the Trust’s requirements for best execution. The Board concluded that the benefits accruing to each Sub-adviser and its affiliates by virtue of the Sub-adviser’s relationship to the fund are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Sub-adviser, the Board determined approval of each Subadvisory Agreement with respect to the relevant fund was in the best interests of that fund.

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After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Subadvisory Agreement.]

The Manager recommends sub-advisers for each fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a subadvisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Alliance Capital Management L.P. or AXA Rosenberg Investment Management LLC, unless the subadvisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected fund’s shareholders, including, in instances in which the subadvisory agreement pertains to a newly formed fund, the fund’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

Generally, no Sub-adviser provides any services to any fund except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies. The Funds, the Manager and the Distributor each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trust’s Board of Trustees reviews the administration of the codes of ethics at least annually and receives a certification from each Sub-adviser regarding compliance with its code of ethics annually.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services. For these administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets. Pursuant to a sub-administrative arrangement, AXA Equitable relies on J.P. Morgan Investor Services Co. (“Sub-Administrator”) to provide the Trust with administrative services, including monitoring of fund compliance and fund accounting services.

The Distributor

The Trust has a distribution agreement with EFD in which EFD serves as the Distributor for each class of the Trust’s shares. EFD is an indirect wholly-owned subsidiary of AXA Financial and its address is 3343 Peachtree Road, N.E., Atlanta, Georgia 30326.

The Trust’s distribution agreements with respect to Class A, Class B, Class C and Class Y shares (“Distribution Agreements”) were approved by its Board of Trustees at a Board meeting held on [date]. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or

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“interested persons” (as defined in the 1940 Act) of the Trust or a fund and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust (“Plans”). The Trust’s Class A, Class B and Class C shares (except Class A shares of the Short Duration Bond Fund and shares of the Money Market Fund) each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, the Trust’s Class A shares, Class B shares and Class C shares (except shares of the Money Market Fund) pay an annual distribution fee of 0.20%, 0.75% and 0.75%, respectively, of their average daily net assets. There is no distribution plan with respect to Class Y shares and the funds pay no distribution fees with respect to those shares. Under an arrangement approved by the Trust’s Board of Trustees, the Class A, Class B and Class C shares of the Money Market Fund will not pay any distribution and/or service fees at least through February 28, 2006.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Trust; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trust and the shareholders of the Funds and approved them.

Pursuant to each Plan, the Trust compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares.

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor’s expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trust and the funds, including the performance of the funds; (v) training sales personnel regarding the shares of the Trust; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

AXA Equitable and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit shareholders, including payments of significant amounts made to intermediaries that provide those services.

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The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Trust may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any fund.

The Plans and any Rule l2b-1 related agreement that is entered into by the Trust or the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plans or any Rule 12b-1 related agreement, as applicable. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 0.45% of average daily net assets annually for Class A shares and up to 1.00% of average daily net assets annually for Class B and Class C shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The funds are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally.

The Manager, and the Sub-advisers, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each fund on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to

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pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

It is the practice of the sub-advisers to cause purchase of sale transactions to be allocated among the funds and others whose assets it manages in such manner as it deems equitable. In making such allocations among the funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Portfolio and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the sub-adviser or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the funds.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., Inc., or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same fund. [The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission.] In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

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PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each fund to AXA Equitable as its investment manager. The Trust’s proxy voting policy is disclosed in Appendix B. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each fund to the applicable Sub-advisers. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the fund’s portfolio securities are included in Appendix B to this SAI.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Information concerning purchase and redemption of shares of the funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

Each fund has four separate classes of shares: Class A, B, C and Y shares. Each class of shares of a fund represents an identical interest in the investment portfolio of that fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares (other than Class A shares of the Money Market Fund) are subject to an initial sales charge and an ongoing distribution fee and service fee (except the Class A Shares of the Short Duration Bond Fund which are not subject to a service fee), (iii) Class B and Class C shares (other than Class B and Class C shares of the Money Market Fund) are subject to a contingent deferred sales charge (“CDSC”) and an ongoing distribution fee and service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B, and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the classes have separate exchange privileges. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”). At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 held for more than 24 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Classes A, B and C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any fund, other than the Classes A, B and C of Money Market Fund, where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another fund although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships. The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom

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such dealer has a fiduciary relationship. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales of $1,000,000 or more. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a fund to a Distributor pursuant to the Trust’s Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

Services for Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Trust.

Automatic Reinvestment Plan. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same class of fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Trust at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

Automatic Bank Draft Plan. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Trust.

Automatic Investment Plan. An investor may debit any class of a fund account on a monthly basis for automatic investments into one or more of the other funds of the same class. The minimum initial investment for the funds is $2,000 for each fund, except for:

•	Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•	Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributor, have an agreement. Such accounts will be subject to a $1,000 minimum for each Fund.

•	Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•	529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction)

•	Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•	Corporate retirement plans, such as 401(k) and 403(b) plans

In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Letter of Intent Investments. Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the

39

amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the funds should complete the appropriate portion of the new account application.

Right of Accumulation Discount. Investors who make an additional purchase of a class of shares of a fund which, when combined with the value of their existing aggregate holdings of shares of a fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under “How Sales Charges are Calculated—Class A Shares” in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

Checkwriting. A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Manager. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

Systematic Withdrawal Plan. Investors may elect a systematic withdrawal plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the fund(s) at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans. The Trust offers various Retirement Plans: IRA (generally for all individuals with employment income), 403(b)(7) (for employees of certain tax-exempt organizations and schools), and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period for conversion of Class B shares, the date of initial issuance means the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class

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B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

Exchange Privilege

Exchange of Class A Shares. You may exchange your Class A shares for Class A shares of any other fund. Class A shares of any fund cannot be exchanged for Class B, C or Y shares of any other fund.

Exchange of Class B Shares. Class B shares of all funds are exchangeable for Class B shares of any other fund. Class B shares of any fund cannot be exchanged for Class A, C or Y shares of any other fund.

Exchange of Class C Shares. Class C shares of all funds are exchangeable for Class C shares of any other Fund. Class C shares of any fund cannot be exchanged for Class A, B or Y shares of any other fund.

Exchange of Class Y Shares. Class Y shares of all funds are exchangeable for Class Y shares of any other fund. Class Y shares of any fund cannot be exchanged for Class A, B or C shares of any other fund.

The minimum initial investment rules applicable to a fund apply to any exchange where the exchange results in a new account being opened in such fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other funds are not considered fund exchanges but purchases for sales charge calculation purposes.

Shares of a fund that are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the fund is “tacked” onto the holding period for the newly acquired shares of the other fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the prospectus, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the fund under certain circumstances.

The Trust reserves the right to redeem an account at its option upon not less than 45 days’ written notice if an account’s net asset value is $500 or less and remains so during the notice period.

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Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Trust. To date, all redemptions have been made in cash, and the Trust anticipates that all redemptions will be made in cash in the future. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

Determination of Net Asset Value

The Trust will offer and sell its shares based on each fund’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Trust and each of its Classes will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each fund will include (i) all consideration received by the Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each fund will include (i) the liabilities of the Trust in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each fund will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

•

Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid

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or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	The Money Market Fund values short-term debt securities at amortized cost, which approximates market value. For all other funds, only short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Calculations are made to compare the value of the Fund’s securities, valued at amortized cost, with market values. If a deviation of 1/2 of 1% or more between the $1.00 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board of Trustees believes will result in dilution or other unfair results material to shareholders, the Board of Trustees will consider what action, if any, should be initiated. The Money Market Fund seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a fund invests but before the close of regular trading on the NYSE, the Trust may

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use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a fund’s net asset value fairly reflects securities values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each fund is treated for federal tax purposes as a separate corporation. As a regulated investment company under the Code (“RIC”), each fund that satisfies the Distribution Requirement described below will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains that it timely distributes to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the exdividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

Backup Withholding. Each fund is required to withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund or Equitable with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who otherwise are subject to backup withholding.

Sale or Exchange of Fund Shares. A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund’s shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A Shareholders. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another AXA Equitable mutual fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the AXA Equitable mutual fund shares subsequently acquired.

Conversion of Class B Shares. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

Qualification as a Regulated Investment Company. Each fund has elected to be, and intends to qualify each taxable year for treatment as a RIC. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and, for some funds, net gain from certain foreign currency transactions all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). Each fund also must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other

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disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

Distributions. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends (whether paid in cash or in additional fund shares) from a fund may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Taxation of Fund Operations. Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

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Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF’), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a fund holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the

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amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract a fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a fund has an “appreciated financial position”- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with OID and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the

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proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Tax-Exempt Income Fund. Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount (whether on taxable or tax-exempt securities) realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to only the income distributions made by the fund during each year. As with shares in all funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received thereon.

The Tax-Exempt Income Fund declares daily and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder’s redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

Income from certain “private activity” bonds issued after August 7, 1986, are items of tax preference for alternative minimum tax purposes at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the alternative minimum tax. In higher income brackets, up to 85% of an individual’s Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the fund, is taken into account in determining that portion of Social Security benefits which is taxed.

All or a portion of the interest incurred by a shareholder to purchase or carry an investment in the Tax-Exempt Income Fund will not be deductible.

The treatment for state and local tax purposes of distribution from the Tax-Exempt Income Fund representing interest on Municipal Securities will vary according to the laws of state and local taxing authorities.

OTHER INFORMATION

Delaware Statutory Trust. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of Shares. Each fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. A share of each class of a fund represents an identical interest in that fund’s investment portfolio and has the same

48

rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

Voting Rights. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

Shareholder Meetings. The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian. JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of the entities.

Transfer Agent. Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Trust.

Counsel. Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Sullivan & Worcester, 1666 K Street, N.W., Suite 700, Washington, D.C. 20006, serves as counsel to the Independent Trustees of the Trust.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A- l by Standard & Poor’s has the following characteristics:

liquidity ratios are adequate to meet cash requirements;

long-term senior debt is rated “A” or better;

the issuer has access to at least two additional channels of borrowing;

basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

evaluation of the management of the issuer;

economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

evaluation of the issuer’s products in relation to competition and customer acceptance;

liquidity;

amount and quality of long-term debt;

trend of earnings over a period of ten years;

financial strength of parent company and the relationships which exist with the issuer; and

recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

•	Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C 1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

•	The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “T” indicates a mid-range ranking and the modifier “Y” indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

Proxy Voting Policies and Procedures

PROXY VOTING POLICIES OF

GAMCO INVESTORS, INC.

These procedures are adopted pursuant to the proxy rules promulgated by 17 C.F.R. Sections 27\4.204(4)-2, 275.204-2 and 270.30b1-4. These procedures will be used by the advisers having to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter.

I. PROXY VOTING COMMITTEE

The proxy committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines published by GAMCO in 1988, a copy of which are appended as Exhibit A. The committee will include representatives of Research, Administration, legal, and the adviser. Where a member of the Committee ceases to serve, a replacement will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003. The members are:

RESEARCH

Ivan Arteaga, Research Analyst

Joshua Fenton, Director of Research

James Foung, Research Analyst

Douglas R. Jamieson, Chief Operating Officer

William S. Selby, Managing Director

Peter D. Zaglio, Chairman, Proxy Committee

ADMINISTRATION

Karyn M. Nappi, Compliance Manager

LEGAL

Stephen DeTore, Deputy General Counsel

James E. McKee, General Counsel

GABELLI FUNDS, LLC.

Bruce N. Alpert, Chief Operating Officer

Caesar M. P. Bryan, Portfolio Manager

Howard F. Ward, Portfolio Manager

Peter D. Zaglio currently chairs the committee. In his absence, the Director of Research will chair the committee. Meetings are held as needed basis to form views on the manner in which the advisers should vote proxies on behalf of the shareholders. In general, the research analyst who follows the issuer, using the Proxy Guidelines, will recommend how to vote on each issue. All matters identified by the Legal and Compliance Department as controversial, taking into account matters such as the recommendation of third party services such as ISS, that matter is presented to the Proxy voting committee. If the Legal and Compliance Department or the analyst has identified the matter as (1) one that is controversial, (2) one that would benefit from deliberation by the Proxy Voting Committee or (3) may give rise to a conflict of interest between the adviser and the advisory clients of the firm, the analyst will initially determine what vote to recommend that the adviser should cast.

For non-controversial matters, the analyst may vote the proxy if (1) the vote is consistent with the recommendations of the issuer’s Board of Directors, and not contrary to the Proxy Guidelines; or (2) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the analyst may sign and date the proxy and return them to the Compliance Manager. If the vote is not covered by the Proxy Guidelines and the analyst recommends voting against the issuer’s Board of Directors’ recommendations, the vote goes before the committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any third party research, a summary of any views provided by the Chief Investment Officer and any recommendation by the analyst. At the meeting, the analyst presents his/her viewpoint, and a vote of the committee is taken. If counsel believes that the matter before the committee is one with respect to which a conflict of interest may exist between the adviser and the clients of the adviser, counsel will provide an opinion to committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of advisers may diverge, counsel will so advise and the Committee may make a different recommendation as to each adviser. For any matters that might trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action. Should the vote concerning one or more recommendations be tied in a vote of the committee, the views of the analyst will be followed. The committee notifies the proxy department of the result of the vote and the proxy is voted accordingly.

Although the Proxy Guidelines express the normal preferences of the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preference set forth in the Proxy Guidelines and will reviewed each matter on its own merits. Written minutes of all proxy meetings are kept on file. The adviser subscribes to the Institutional Shareholder Corporate Governance Service. ISS supplies current information on regulations, trends in proxy voting and information on corporate governance issues. ISS also sponsors seminars and conferences on corporate governance matters.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the last-filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

If the client has provided special instructions relating to the adviser by voting the proxy on behalf of the client, any special client considerations should be noted on the client profile and disseminated to the proxy department. This is the responsibility of the portfolio manager or sales assistant. In accordance with Department of Labor guidelines, the adviser’s policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the adviser will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the adviser will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the portfolio manager/sales assistant:

-	Client profile

-	Legal: James McKee and Stephen DeTore

-	Proxy department: Karyn Nappi

-	Portfolio Manager assigned to the account.

In the event that the Board of Directors of one or more of the investment companies managed by one of the advisers has retained direct voting control over any security, the Compliance Department will provide each Board Member (Or in the event that the voting has been delegated to a committee of the Board, to the Committee members) with a copy of the proxy statement together with any recommendation by the adviser.

IV. VOTING RECORDS

The Compliance Department will retain a record of matters voted upon. It will provide to the advisers such voting records as are necessary to fulfill. The adviser’s staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the proxy department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodian of all separate account clients for which the adviser has voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letter to the custodian of all new accounts, along with the trading/DTC instructions. Proxy voting records will be retained in compliance with 17 C.F.R. section 275.204-2.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of three forms:

-	Shareholder Vote Authorization Forms (VAF’s) - Issued by ADP. VAF’s must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

-	Proxy cards which may be voted directly.

-	Proxy cards which are returned to the custodian (usually an outside broker). This is the least efficient method. It is difficult to determine whether our votes are being cast in the manner we directed. There is also a considerable time lag.

2. On the record date, a run is made of all holders of the security for comparison with proxies when they are received. To facilitate the reconciliation process, a copy of any trade corrections occurring between record date minus five and the meeting date should be given to the proxy department by the person making the correction. Any trade that changes the voting status of shares (i.e. from “A” shares to “B” shares) should also be given to the proxy department.

3. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

4. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

5. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name

Type of Meeting (Annual, Special, Contest)

Date of Meeting

Name of Custodian

Name of Client

Custodian Account Number

Adviser or Fund Account Number

Directors’ recommendation

How the Adviser voted for the client on each issue

Date the proxy statement was received and by whom

Name of person posting the vote

Date and method by which the vote was cast

-	From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

6. Proxy cards/VAF’s are marked and copied. Copies are kept alphabetically by security. Records for the current proxy season are located in the Proxy Department office. In preparation for the upcoming season, files are transferred to the La Vigna storage facility during January/February.

7. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP. The Advisers’s ADP representative is Andre Carvajal. Her back-up is Gina Bitros. Their supervisor is Debbie Sciallo. A follow-up call is made to verify receipt.

8. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

-	VAF’s can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

-or-

A call is placed to the custodian bank and a verbal vote is given to the bank and the bank then calls ADP and gives a verbal vote. Because of the increased possibility for errors, this method is only used as a last resort. ADP may not take a verbal vote from the Adviser directly. Written verification of the vote is requested from the custodian.

-	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent by messenger.

10. Two weeks prior to the meeting all custodians who have not yet forward proxy materials are contacted.

11. In the case of a proxy contest, records are maintained for each opposing entity.

12. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

-	Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

-	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

-	A limited Power of Attorney appointing the attendee an Adviser representative.

-	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

-	A sample ERISA and Individual contract.

-	A sample of the annual authorization to vote proxies form.

-	A copy of our most recent Schedule 13D filing (if applicable).

APPENDIX A

PROXY GUIDELINES

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

-	Historical responsiveness to shareholders

This may include such areas as:

-	Paying greenmail

-	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

-	Qualifications

-	Nominating committee in place

-	Number of outside directors on the board

-	Attendance at meetings

-	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on a annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

-	Future use of additional shares

-	Stock split

-	Stock option or other executive compensation plan

-	Finance growth of company/strengthen balance sheet

-	Aid in restructuring

-	Improve credit rating

-	Implement a poison pill or other takeover defense

-	Amount of stock currently authorized but not yet issued or reserved for stock option plans

-	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of negligence or insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to a board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above are considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

-	State of Incorporation

-	Management history of responsiveness to shareholders

-	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

-	Dilution of voting power or earnings per share by more than 10%

-	Kind of stock to be awarded, to whom, when and how much

-	Method of payment

-	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the outstanding shares.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

PROXY VOTING POLICIES OF

MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital Management, LLC (“MCM”) adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

-	MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients’ best economic interest generally means voting with management.

-	Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

-	MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

-	In unusual circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

-	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s full proxy voting policy and information about the voting of a particular client’s proxies are available to the client on request.

PROXY VOTING POLICIES OF

TCW INVESTMENT MANAGEMENT COMPANY

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines (the “Guidelines”) and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

THE GUIDELINES

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. In many cases, proxy voting issues will be decided on a case-by-case basis. When issues are to be decided on a case-by-case basis, TCW’s philosophy is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. Therefore, when the Guidelines determine that a proposal should be decided on a case-by-case basis, these decisions are typically referred to the portfolio managers, who exercise their best judgment to vote proxies in a manner that will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process. Within each category, decisions are organized as to whether, according to the Guidelines, TCW votes in favor, votes against, or decides on a case-by-case basis. While the Guidelines provide a basis for making proxy voting decisions, TCW may determine to deviate from the Guidelines on a case-by-case basis in its discretion consistent with its obligations to clients.

CORPORATE GOVERNANCE

TCW Votes in Favor of:

-	Proposals asking that the audit, compensation, and nominating committees be composed exclusively of independent directors

-	Proposals to repeal classified boards and elect all directors annually

-	Proposals to restore shareholder ability to remove directors with or without cause

-	Proposals that permit shareholders to elect directors to fill board vacancies

-	Proposals that remove restrictions on the right of shareholders to act independently of management

-	Proposals to allow or make easier shareholder action by written consent

-	Proposals that seek to fix the size of the board

-	Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

-	Proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations

-	Proposals that request companies to adopt confidential voting

TCW Votes Against:

-	Directors who, in the determination of TCW or the Outside Service, have compiled an insufficient attendance record at board and committee meetings during the preceding 12 months, are inside directors who sit on the audit, compensation, or nominating committees, are inside directors where the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, or take or fail to take certain other actions where the result is deemed adverse to shareholder interests

-	Shareholder proposals requiring directors to own a minimum amount of company stock, limiting the tenure of outside directors, or imposing a mandatory retirement age for outside directors

-	Proposals to eliminate entirely directors’ and officers’ liability for violating the duty of care

-	Indemnification proposals that expand coverage beyond what is customary

-	Proposals to classify boards of directors

-	Proposals that provide that directors may be removed only for cause

-	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

-	Proposals to eliminate cumulative voting

-	Proposals to restrict or prohibit shareholder ability to call special meetings

-	Proposals to restrict or prohibit shareholder ability to take action by written consent

-	Proposals that give management the ability to alter the size of the board without shareholder approval

-	Management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments

-	Management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations

TCW Decides on a Case-by-Case Basis:

-	Votes on director nominees (other than when a vote is withheld as described above)

-	Shareholder proposals requiring that the positions of chairman and chief executive officer be held separately

-	Shareholder proposals asking that a majority of directors be independent

-	Proposals on director and officer indemnification and liability protection (other than when a vote is withheld as described above)

-	Bundled or conditioned proxy proposals

-	Proposals to establish a shareholder advisory committee

PROXY CONTESTS AND TENDER OFFERS

TCW Votes in Favor of:

-	Reimbursing proxy solicitation expenses in cases where one of the Outside Services recommends in favor of the dissidents

-	Shareholder proposals that ask a company to submit poison pills for shareholder ratification

-	Proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments

-	Shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes

-	Shareholder proposals that would allow significant company shareholders equal access to management’s proxy material

TCW Votes Against:

-	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares

-	Dual-class exchange offers or recapitalizations

TCW Decides on a Case-by-Case Basis:

-	Votes in contested elections of directors

-	Proposals to reimburse proxy solicitation expenses (other than when voting for such a proposal as described above)

-	Proposals to restore or permit cumulative voting

-	Shareholder proposals to redeem a company’s poison pill

-	Management proposals to ratify a poison pill

-	Proposals to adopt fair price provisions (other than when a vote is withheld as described above)

-	Restructuring plans that involve the payment of pale greenmail

CAPITAL STRUCTURE

TCW Votes in Favor of:

-	Management proposals to increase common share authorization for a stock split

-	Management proposals to implement a reverse stock split when the number of shares will be proportionally reduced to avoid delisting

-	Proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense

-	Proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

-	Shareholder proposals to have blank check preferred stock placements submitted for shareholder ratification

-	Management proposals to reduce the par value of common stock

-	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

TCW Votes Against:

-	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures

-	Proposals authorizing new classes of blank check preferred stock

TCW Decides on a Case-by-Case Basis:

-	Proposals to increase the number of shares of common stock authorized for issue

-	Proposals to implement reverse stock splits that do not proportionately reduce the number of shares authorized for issue

-	Proposals to increase the number of blank check preferred shares

-	Shareholder proposals that seek preemptive rights

-	Proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan

-	Proposals to create tracking stock

EXECUTIVE AND DIRECTOR COMPENSATION

TCW Votes in Favor of:

-	Shareholder proposals that seek additional disclosure of executive and director pay information

-	Shareholder proposals to have golden and tin parachutes submitted for shareholder ratification

-	Proposals that request shareholder approval in order to implement ESOPs or to increase authorized shares for existing ESOPs

-	Proposals to implement 401(k) savings plans for employees

TCW Decides on a Case-by-Case Basis:

-	Votes with respect to compensation plans

-	Management proposals seeking approval to reprice options

-	Votes on stock-based plans for directors

-	Votes on employee stock purchase plans

-	Shareholder proposals that seek to limit executive and director pay

-	Proposals to ratify or cancel golden or tin parachutes

MISCELLANEOUS ISSUES

TCW Votes in Favor of:

-	Proposals to change a corporate name

-	Proposals seeking improved disclosure in a variety of areas of social concern; e.g., certain environmental and labor issues

TCW Votes Against:

-	Proposals regarding charitable contributions

-	Most shareholder proposals requiring corporate action on matters of social controversy

TCW Decides on a Case-by-Case Basis:

-	Proposals to ratify auditors, considering such factors as the length of time the company has retained the auditor and the amount of non-audit fees the company has paid the auditor during the preceding year

CONFLICT RESOLUTION

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or provide that such vote should be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW’s philosophy of referring discretionary votes to its portfolio managers, TCW’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxy votes from TCW clients, on the other hand. If a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW’s Proxy Voting Manager. TCW clients will also soon be able to access TCW’s proxy voting record on the TCW website.

TCW or the Outside Service will keep records of the following items: (i) TCW’s Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

PROXY VOTING POLICIES OF

BOSTON ADVISORS, INC.

I. INTRODUCTION

Under the investment management contracts between Boston Advisors, Inc. (“BAI”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and under the Advest Managed Account Consulting Program.

II. STATEMENTS OF POLICIES AND PROCEDURES

A.	POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Institutional Shareholder Services, Inc. (“ISS”). ISS will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, ISS will vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from ISS and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Michael J. Vogelzang, our Proxy Voting Committee.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Proxy Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Proxy Committee determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of ISS or, if applicable, the client’s proxy voting policies. The Proxy Committee also reserves the right to vote a proxy using the following methods:

-	We may obtain instructions from the client on how to vote the proxy.

-	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	LIMITATIONS ON OUR RESPONSIBILITIES

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III. PROXY ISSUES

Annex A sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner.

Version:

ANNEX A

ISS PROXY VOTING GUIDELINES SUMMARY

Following is a concise summary of ISS’s proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO) Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

PROXY VOTING POLICIES OF

MONTAG & CALDWELL, INC.

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder’s meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company’s shares.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

If M&C is solicited to vote client proxies on an issue that could present a conflict of interest with its clients invested in shares of a mutual fund where M&C is the investment adviser, M&C will, before voting proxies, fully disclose its conflict to the investment company’s board of directors or a committee of the board and obtain the board’s or committee’s consent or direction to vote the proxies.

The following guidelines establish our position on the most common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

ROUTINE MATTERS

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

•	Increase in authorized common shares.

•	Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

•	Routine election or re-election of directors.

•	Appointment or election of auditors.

•	Directors’ liability and indemnification.

•	Time and location of annual meeting.

COMPENSATION ISSUES

M&C will review on a case by case basis the following issues:

•	Compensation or salary levels.

•	Incentive plans.

•	Stock option plans.

•	Employee stock purchase or ownership plans.

SOCIAL ISSUES

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

•	Enforcing restrictive energy policies.

•	Placing arbitrary restrictions on military contracting.

•	Barring or placing arbitrary restrictions on trade with communist countries.

•	Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

•	Restricting the marketing of controversial products.

•	Limiting corporate political activities.

•	Barring or restricting charitable contributions.

•	Enforcing general policy regarding employment practices based on arbitrary parameters.

•	Enforcing a general policy regarding human rights based on arbitrary parameters.

•	Enforcing a general policy regarding animal rights based on arbitrary parameters.

•	Placing arbitrary restrictions on environmental practices.

BUSINESS PROPOSALS

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

•	Changing the state of incorporation.

•	Mergers, acquisitions, dissolvement.

•	Indenture changes.

•	Changes in Capitalization.

SHAREHOLDER GOVERNANCE

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

•	Majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	Staggered board of directors.

•	Provisions which require 66 2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation’s by-laws.

We will generally vote AGAINST the following management proposals:

•	Super-majority provisions which require greater than 66 2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation’s by-laws.

•	Fair-price amendments which do not permit a takeover unless an arbitrary fair price is offered to all shareholders that is derived from a fixed formula.

•	The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	Proposals which do not allow replacements of existing members of the board of directors

We will generally vote FOR shareholder proposals which:

•	Propose or support a majority of independent directors and or independent audit, compensation, and nominating committees

•	Rescind share purchase rights or require that they are submitted for shareholder approval to 66 2/3% or less.

•	Eliminate pension and benefit programs for outside directors.

We will generally vote AGAINST shareholder proposals which:

•	Require annual election of directors or specify tenure.

•	Eliminate a staggered board of directors.

PROXY CONTESTS

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

ADMINISTRATIVE ISSUES

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

The Supervisor of Information Processing will provide the Director of Operations with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

M&C PROXY VOTING INTERNAL CONTROLS

DOL REGULATORY REQUIREMENTS

The DOL issued an Interpretive Bulletin 94-2 which reiterates and expands the DOL’s positions on proxy voting by Investment Managers. In general the Interpretive Bulletin confirms that:

•	Voting is a fiduciary act under ERISA;

•	Written statements of proxy voting policy or guidelines issued by a plan must be followed by an Investment Manager (unless inconsistent with ERISA);

•	Records of proxy voting must be maintained;

•	The Proxy Committee voting should be based on written guidelines;

•	Advisers should take reasonable steps under the circumstances to ensure that the proxies are received.

SEC REGULATORY REQUIREMENTS

The SEC adopted Rule 206(4)-6 and amendments to Rule 204-2, Record Keeping.

This rule and the amendments address an Adviser’s fiduciary obligation to its Clients when the Adviser has authority to vote their proxies. Under Rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an Adviser to exercise voting authority with respect to Client securities, unless:

•	The Adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of its Clients;

•	The Adviser describes its proxy voting procedures to its Clients and provides copies upon request; and

•	The Adviser discloses to Clients how they may obtain information on how the Adviser voted their proxies.

The record keeping rule requires an Adviser to maintain proxy voting records for a period of five years.

In order to vote proxies in the best interest of Clients, M&C has established proxy voting guidelines that are designed to resolve material conflicts of interest before voting Clients’ proxies.

INTERNAL CONTROLS

When voting proxies for Clients pursuant to Client authorization, M&C will consider proxies as Client assets and vote only in the best economic interests of the Client, vote consistently among Clients and avoid individual Client preferences expressed about voting proxies.

•	M&C’s ERISA investment advisory agreement discloses that since the account is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), decisions on voting of proxies will be made by the Adviser in accordance with its guidelines (as amended from time to time) unless reserved to the trustee or named fiduciary of Client’s Account;

•	M&C’s Non-ERISA investment advisory agreement discloses that decisions on voting of proxies will be made by the Adviser in accordance with its guidelines (as amended from time to time) unless reserved to the Client;

•	If M&C is authorized to make decisions on voting of proxies, M&C will have no obligation to furnish Client any proxies, notices of shareholders’ meetings, annual reports or other literature customarily mailed to shareholders or to follow instructions or requests from Clients with respect to voting;

•	Procedures are in place to assure that voting policies are in fact applied in voting all Clients’ portfolio securities;

•	If, in a particular case, there is an exception made, the reasons for the exception will be documented in the Client file.

RESOLVING CONFLICTS OF INTEREST

EXAMPLE OF CONFLICT:

An Adviser manages a pension plan of a company whose management is soliciting proxies. Failure to vote in favor of management may harm the Adviser’s relationship with the company.

M&C’S RESOLUTION:

Should the situation arise where Montag & Caldwell is an Investment Adviser to a company whose proxy we are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the values of the company’s shares.

EXAMPLE OF CONFLICT:

An Adviser may have a business or personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

M&C’S RESOLUTION:

M&C’s Code of Ethics Provides:

Outside Directorship - It is against M&C’s policy for employees to serve on the board of directors of a company whose stock is purchased for M&C’s Advisory Clients.

EXAMPLE OF CONFLICT:

•	An Adviser that is solicited to vote Client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan has a conflict of interest with its Clients invested in the fund if the fees are a source of compensation for the Adviser.

The SEC believes that an Adviser to an investment company would satisfy its fiduciary obligations under the Adviser’s Act if, before voting proxies, it fully discloses its conflict to the investment company’s board of directors or a committee of the board and obtain the board’s or committee’s consent or direction to vote the proxies;

•	M&C has addressed Investment Company issues in its Proxy Voting Policies.

VOTING CLIENT PROXIES

An Adviser with voting authority has the duty of care that requires an Adviser to monitor corporate actions.

The SEC does not suggest that an Adviser that fails to vote every proxy would necessarily violate its fiduciary obligations. There may even be times when refraining from voting a proxy is in the Client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the Client.

POLICIES AND PROCEDURES

The SEC has not mandated specific policies and procedures, therefore, providing flexibility for Advisers to craft policies and procedures suitable to their business and the nature of the conflicts they may face.

M&C’s policy guidelines disclose the department or group of employees that have the responsibility for:

•	Monitoring corporate actions;

•	Making voting decisions; and

•	Ensuring that proxies are submitted timely.

These departments and/or employees are as follows:

DEPARTMENTS:

•	PORTFOLIO MANAGEMENT & RESEARCH

•	Proxy Voting Policies are reviewed on an annual basis and revised when necessary;

•	A member of M&C’s professional staff has the responsibility to review corporate actions in order to make the decision on voting company proxies. Proxies are voted in accordance with M&C’s voting guidelines that are designed to vote in the best interests of all Clients;

•	If, in a particular case, there is an exception made, the reasons for the exception will be documented.

•	INFORMATION PROCESSING

•	The voting decision is provided to an Information Processing Assistant to input into ProxyEdge, M&C’s proxy voting software;

•	A monthly voting record is provided by the Supervisor of Information Processing to the Compliance Officer to compare the data entered into ProxyEdge database to the proxy ballot;

•	The Supervisor of Information Processing provides a confirmation that reasonable steps were taken to ensure that all ballots are received and voted;

•	Adequate and accurate voting records will be maintained in an electronic file. The records reflect the company and meeting date, the issues voted, how they were voted, number of shares eligible to be voted, and the number of shares voted;

•	Clients are provided, upon request, a record of how M&C voted on behalf of Client.

DISCLOSURES TO CLIENTS

Rule 206(4)-6 requires Advisers to describe their proxy voting policies and procedures to Clients, and upon request, to provide Clients with a copy of those policies. The Adviser must also provide to the Clients, upon request, a disclosure of how the Clients may obtain information from the Adviser on how their proxies were voted.

The description should be a concise summary of the Adviser’s proxy voting process rather than a reiteration of the Adviser’s policies and procedures.

The Adviser may choose any means to make this disclosure, provided that it is clear, not “buried” in a longer document, and received by Clients within 180 days after publication of Rule 206(4)-6, which is by August 6, 2003.

The SEC release suggests that Advisers could send Clients the disclosure together with a periodic account statement or include it in its brochure (Part II of Form ADV).

Rule 206(4)-6 requires the first disclosure to Clients to be delivered by August 6, 2003.

•	M&C will provide a letter and a disclosure statement of M&C’s proxy voting guidelines and policy and procedures and include with the June 30, 2003 Client appraisals. A list of Clients that do not receive calendar quarter-end appraisals will be identified in order to include all Clients with this special mailing. Therefore, this disclosure will be accomplished before August 6, 2003;

•	A certification form will be included in the first required Client disclosure to update the Client records on the delegation of proxy voting authority;

•	Future disclosures will be included in M&C’s annual disclosure statement that is provided to Clients within the first calendar quarter of each year. Future Client contracts using M&C’s standard contract will include proxy voting disclosures.

RECORD KEEPING REQUIREMENTS - AMENDED RULE 204-2

The amendments to Rule 204-2 require Advisers that vote Client proxies to maintain specified records with respect to these Clients.

Advisers must retain:

•	Copies of all policies and procedures;

•	A copy of each proxy statement that the Investment Adviser receives regarding Client securities;

•	A record of each vote cast by the Adviser on behalf of a Client;

•	A copy of each written Client request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Investment Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client;

•	A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision.

•	M&C maintains a record of proxy voting guidelines and the annual updates in Shared Data;

•	A copy of the proxy statements and the record of each vote cast by M&C are maintained electronically;

•	M&C will maintain all Client requests and M&C’s response to the Client’s written or verbal requests;

•	M&C maintains documents that are material to making a decision on how to vote proxies, or the basis for the decision.

In a companion release, the SEC adopted rules requiring investment companies to publicly disclose how they vote their proxies. The SEC is requiring public disclosure as a means of informing fund shareholders how the fund (or its Adviser) voted proxies on the shareholders’ fund.

The investment company is required to publicly disclose how they, or their Advisers, vote their proxies. Public disclosure is unnecessary, however, for Advisers to communicate to their separate managed Clients on how the Adviser has voted that Client’s proxies. Moreover, the SEC feels that disclosure of proxy votes by some Advisers would reveal Client holdings and thus Client confidences and have determined not to require Advisers to disclose their votes publicly.

•	M&C’s compliance with the Investment Company Act will require disclosure beyond what the SEC has excluded from the Investment Advisers Act;

•	Therefore, M&C will disclose to all Clients M&C’s responsibility to publicly disclose how mutual fund Client proxies were voted in the disclosure statement to be mailed on or before August 6, 2003 and thereafter in M&C’s disclosure statement SEC Form ADV Part II.

REVIEW

Proxy Voting Policies are reviewed annually by the Proxy Voting Committee. This committee is comprised of investment professionals, including Portfolio Managers and research staff.

Where M&C is an Investment Adviser to a company whose proxy the firm is authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company’s shares. A record of the economic analysis will be maintained by the Portfolio Manager in charge of the voting decisions.

The proxy voting process is monitored for accuracy. A voting history report is generated on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

During the proxy season, periodic reviews of missing ballots will be monitored and necessary follow-up phone calls will be made, under the direction of the Supervisor of Information Processing.

The Supervisor of Information Processing provides the Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

The Supervisor of Information Processing will inform custodians of the requirement that all proxies be forwarded promptly to M&C.

A list of Client verbal and written requests and M&C’s response to the Client’s written or verbal requests will be maintained by the Portfolio Assistant and a copy will be forwarded to the Compliance Officer.

A record of proxy voting guidelines reflecting annual updates are maintained in Shared Data.

Documents that are material to making a decision on how to vote proxies, or the basis for the decision, are maintained by an investment professional responsible for voting decisions.

SEC Form ADV Part II, M&C’s disclosure statement, will disclose M&C’s proxy voting guidelines and policies and procedures beginning with the 2004 disclosure.

The first required disclosure (by August 6, 2003) will be included in the June 30, 2003 Client appraisal.

Adequate and accurate voting records will be maintained in an electronic file by an Information Processing Assistant. The records will reflect the company and meeting date, the issues voted, how they were voted, number of shares eligible to be voted, and the number of shares voted.

PROXY VOTING POLICIES OF

UBS GLOBAL ASSET MANAGEMENT INC.

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1.	We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2.	In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3.	As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

•	Board exercises judgment independently of management.

•	Separate Chairman and Chief Executive.

•	Board has access to senior management members.

•	Board is comprised of a significant number of independent outsiders.

•	Outside directors meet independently.

•	CEO performance standards are in place.

•	CEO performance is reviewed annually by the full board.

•	CEO succession plan is in place.

•	Board involvement in ratifying major strategic initiatives.

•	Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

•	Board determines necessary board member skills, knowledge and experience.

•	Board conducts the screening and selection process for new directors.

•	Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

•	Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

•	Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

•	Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

•	Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

•	Employment contracts should not entrench management.

•	Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

•	Executive remuneration should be commensurate with responsibilities and performance.

•	Incentive schemes should align management with shareholder objectives.

•	Employment policies should encourage significant shareholding by management and board members.

•	Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.

•	Long-term incentives should be linked to transparent long-term performance criteria.

•	Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

•	Auditors are approved by shareholders at the annual meeting.

•	Audit, consulting and other fees to the auditor are explicitly disclosed.

•	The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

•	Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES - MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1. GENERAL GUIDELINES

a.	When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b.	If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.	Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.	In general, we oppose proposals, which in our view, act to entrench management.

e.	In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.	We will vote in favor of shareholder resolutions for confidential voting.

2. BOARD OF DIRECTORS & AUDITORS

a.	Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b.	We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.	We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.	We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.	We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3. COMPENSATION

a.	We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.	Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c.	All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d.	We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

e.	Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

f.	Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4. GOVERNANCE PROVISIONS

a.	We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b.	We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.	Any substantial new share issuance should require prior shareholder approval.

d.	We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.	We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.	We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

a.	It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b.	In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6. MERGERS, TENDER OFFERS & PROXY CONTESTS

a.	Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

a.	Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.	There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

c.	Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8. ADMINISTRATIVE & OPERATIONS

a.	Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.	We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9. MISCELLANEOUS

a.	Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b.	Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.	For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

C. PROXY VOTING DISCLOSURE GUIDELINES

•	Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

•	Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

•	The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•

UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

E. LOCAL POLICY - UNITED STATES

OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client’s direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

Proxy Voting Guidelines - Macro Rationales

1. We do not favor the forced reporting of political contributions.

Proxy Voting Conflict Guidelines

The U.S. Local Corporate Governance Committee will meet to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:

•	Relationships with clients and potential clients

•	Banking and investment banking divisions within UBS

Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

PROXY VOTING POLICIES OF

SSgA FUNDS MANAGEMENT, INC.

INTRODUCTION

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal — Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions

III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation — committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

•	Proposal asking companies to adopt full tenure holding periods for their executives.

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.

As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process - especially the proxy voting process - as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

PROXY VOTING POLICY	Funds Management, Inc.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PROXY VOTING POLICIES OF

SANFORD C. BERNSTEIN & CO., LLC

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

CHANGES IN CAPITAL STRUCTURE: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

CORPORATE GOVERNANCE: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

PROXY VOTING POLICIES OF

ROCKEFELLER & CO., INC.

GENERAL

Rockefeller & Co., Inc. (“R&Co.”) has adopted and implemented these policies and procedures to ensure that proxies are voted in the best interest of clients in fulfillment of R&Co.’s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

R&Co. has engaged Institutional Shareholder Services, Inc. (“ISS”), an independent third party, to assist with proxy voting. In addition to the execution of proxy votes in accordance with R&Co.’s instructions, ISS also provides R&Co. with corporate governance information, due diligence related to making appropriate proxy voting decisions, vote recommendations and record-keeping services. R&Co., however, retains final authority and responsibility for proxy voting.

A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client’s account, provided the client advises R&Co. of such decision in advance of any proxy vote(s). If a client retains proxy voting authority, R&Co. will instruct the appropriate custodian banks to forward proxy material directly to the client and R&Co. shall have no further responsibility. In certain cases, however, R&Co. may provide administrative services to clients who have retained proxy voting authority, but desire that R&Co. assist with the technical aspects of processing related paperwork and executing the client’s voting decision.

Upon reasonable notice, R&Co. will also adhere to any specific client direction and/or guidelines with respect to proxy voting, even if such direction or guidelines conflict with R&Co.’s proxy voting guidelines.

Upon request, R&Co. will promptly provide clients with a copy of these policies and procedures as well as information on how R&Co. voted proxies of securities held in their accounts.

PROXY VOTING COMMITTEE AND PERSONNEL

R&Co.’s Chief Executive Officer will appoint senior representatives from the Investment, Client Advisory Services, Operations and Legal Departments to serve as members of the Proxy Committee (the “Committee”) and will designate its Chairman.

The Committee is charged with the responsibility of administering these policies and procedures, and will meet periodically and as necessary to: (1) oversee the proxy voting process and the implementation of these policies and procedures; (2) make voting decisions on proxy resolutions that are to be considered on a “case-by-case” basis in accordance with R&Co.’s Proxy Voting Guidelines; (3) consider matters of a non-routine or unusual nature, including any material conflict of interest presented in connection with a pending vote; (4) assure that the wishes of clients who have provided voting guidelines to R&Co. have been followed; (5) review and periodically update R&Co. voting guidelines; (6) arrange for the necessary voting and other records to be maintained in accordance with applicable regulatory requirements; and (7) review the services of any third party engaged by R&Co. to assist with proxy voting.

The Committee will designate a Voting Delegate and one or more Proxy Administrators who will be responsible for the day-to-day administration of these policies and procedures, and who will report periodically to the Committee (see Exhibit A).

PROXY VOTING GUIDELINES

R&Co. has established two sets of proxy voting guidelines: (1) a general set that governs the voting for clients not making a contrary election; and (2) a socially responsive set to be applied upon client request. Both guidelines share the same philosophy with respect to corporate governance issues and consider the future appreciation of the investment as a primary concern. The guidelines, however, differ somewhat on social issues. For example, the general guidelines set forth specific governance preferences and a more detached approach to social issues. The socially responsive guidelines take a more specific and proactive stance on social issues.

R&Co. does not automatically vote for or against any class of resolutions, but rather follows a list of preferences. On governance issues, the two sets of guidelines share a preference for resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, both guidelines favor proposals that:

•	Preserve and enhance the rights of minority shareholders;

•	Increase the Board’s skill base; and

•	Increase the accountability of both the Board and management.

In connection with the Socially Responsive Voting Guidelines, R&Co. looks for progress and leadership from companies. R&Co. also believes that good citizenship is good business and that encouraging companies to improve their social responsiveness can lead to improved financial performance.

R&Co.’s current proxy voting principles and guidelines are attached as Exhibit B.

PROXY VOTING LIMITATIONS

R&Co. will not vote proxies in countries that engage in “share blocking” — the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. R&Co. will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.

CONFLICTS OF INTEREST

The Voting Delegate will be responsible for assessing the extent to which a proxy raises a material conflict between R&Co.’s interests and those of the client. Examples of a potential conflict may include situations where R&Co. and/or its employees have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.(1) Whether such a conflict is “material” may depend on the number of shares held in R&Co. client accounts and the ability of those shares to have a meaningful impact on the relevant proxy vote, or with respect to business relationships, the amount of revenue received by R&Co.

Due to the nature of R&Co.’s business and structure, it is unlikely that a material conflict of interest will arise in voting the proxies of public companies, because R&Co. does not engage in investment banking, or manage or advise public companies. However, R&Co. does act as sub-advisor to certain registered mutual fund portfolios and has a few affiliated persons who sit on the Board of Directors of public companies. In the event a material conflict of interest does arise, however, it will be resolved in the best interest of clients. In such a case, the Voting Delegate will advise the Committee, and will generally vote the proxy based upon the recommendation of ISS. If the Committee determines to resolve the conflict in a different manner, that approach will be documented.

PROXY VOTING PROCEDURES

The current procedures for voting client proxies are attached as Exhibit C.

RECORDKEEPING

R&Co. must maintain the following proxy voting records pursuant to the Advisers Act: (1) a copy of its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by R&Co. that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and R&Co.’s written response to any (written or oral) client request for such records. R&Co. relies on ISS for the records specified in (2) and (3) above. Proxy voting records will be maintained by the Proxy Administrator for a period of five years.

(1)	Certain trustees of the Rockefeller Family Trust and certain members of R&Co.’s Board of Directors and Audit Committee also serve as directors and/or officers of public companies, the securities of which may be held in R&Co. client portfolios from time to time.

EXHIBIT A

PROXY VOTING COMMITTEE

Jeffrey P. Davis, Chair

Joel I. Cohen

Yvette M. Garcia

Farha-Joyce Haboucha

David F. Pagliaro

VOTING DELEGATE

Farha-Joyce Haboucha

PROXY ADMINISTRATORS

Linda M. Roberts

Sheila A. Wilson

EXHIBIT B

Voting Principles & Guidelines (Version 1.0)

Policy

Rockefeller & Co., Inc. seeks to assure that proxies are regarded as assets of portfolios subject to the same fiduciary standards as other plan assets. In essence, this means that all proxies will be voted in an informed and timely fashion on behalf of the “owners,” our clients.

Perspective for Governance Voting Policies

We believe that even when we support management and hold them in high esteem, we recognize that the interests of shareholders are not always identical to those of management. We also believe that an effective proxy system serves as an important check on mismanagement and corruption. In cases where a shareholder votes against management or withholds a vote, success is not determined by “winning.” Even a relatively small opposition vote puts management on notice that an issue must be dealt with. This is also a way for shareholders to communicate with the board and management.

Most proxies address questions of corporate governance. (Others address the social role of corporations and are dealt with separately for clients with SRI portfolios.) The guidelines given here are the results of research and consultation into the practices of other organizations regarded as active shareholders, notably TIAA-CREF and CalPERS, and from the Principles of Corporate Governance published by OECD.(1) Like these, ours are regarded as minimal standards, not as “best practices” or directional targets. At the same time, they admit of a degree of flexibility in the sense that no standard can hope to apply to all industries in all parts of the globe or even to companies at different stages of their life cycle. The financial sustainability of the company remains the focus of the final judgment. Exceptions to these guidelines can be made if there is a consensus among the shareholders that an exception is warranted and in the best interest of the shareholders.

(1)	TIAA-CREF Policy Statement on Corporate Governance (www.tiaa-cref.org/governance), U.S. Corporate Governance Principles (www.calpers-governance.org/principles), and OECD Principles of Governance (OECD Publications, Paris 1999). All quotations in this document, except for that of Arthur Levitt, are from the OECD Principles and are used with permission.

Overview

At Rockefeller & Co., we have two sets of proxy voting guidelines, a general policy that governs the voting of the majority of the clients, and a socially responsive one administered by the Socially Responsive Investing Department for clients who request it. They share the same philosophy and guidelines with respect to corporate governance issues and differ somewhat on social issues. Both consider the future appreciation of the investment as their primary concern. The general policy lays out specific governance preferences and a more detached approach to social issues. The socially responsive policy takes a more specific and proactive stance on the social issues.

We do not automatically vote for or against any class of resolutions, but rather have a list of preferences. On governance issues, the two policies share a preference for resolutions that increase disclosure and reporting and enhance the transparency of decision making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, they favor proposals that:

•	Preserve and enhance the rights of minority shareholders.

•	Increase the Board’s skill-base.

•	Increase the accountability of both the Board and management.

The Rockefeller & Co., Inc. General Guidelines are based on three underlying principles, which we believe are fundamental to financial viability.

1.	The primacy of shareholders and the recognition of the standing of other stakeholders

2.	The independence of the Board of Directors and its duty to represent the shareholders, including minority shareholders

3.	The transparency of and accountability for corporate decision-making

It is important to bear in mind that these guidelines are meant to be used in evaluating individual proxy proposals. They are not meant as a comprehensive guide for assessing a corporation or an industry. In a typical case, only one or two of these guidelines will be relevant to a particular decision.

GENERAL VOTING PRINCIPLES

Principle 1 — The Rights of Shareholders

The shareholders are the owners of the enterprise and, as such, have certain rights and responsibilities that derive from the proprietary interest. In deciding whether to support or oppose a proxy proposal, Rockefeller & Co., Inc. will seek to assure itself that the proposal is consistent with the following guidelines:

1. Basic shareholder rights as provided by law are scrupulously maintained, especially those dealing with the timely disclosure of material information and participation in general shareholder meetings.

2. Shareholders have the right to participate in decisions “concerning fundamental corporate changes” affecting the company’s governing documents, the authorization of new shares and the sale of the company.

3. “Within any class, all shareholders should have the same voting rights.” Any capital structure that enables any class of shareholders to exercise control disproportionate to its equity ownership must be fully and repeatedly disclosed.

4. We will oppose the repricing of underwater options unless there are conclusive reasons for repricing that will benefit all shareholders.

5. We will oppose the adoption of anti-takeover provisions, including the issuance of new shares, poison pills, greenmail and golden parachutes.

6. Merger and acquisition proposals must be fully disclosed and clearly outlined so that investors can make appropriate decisions. “Transactions should occur at transparent prices” that are fair to all classes of shareholders.

7. We will oppose supermajority-voting requirements that limit the rights of minority investors.

8. Companies must have and enforce strong policies against insider trading and conflicts of interest. Employees and directors must disclose any private material interest in any transaction affecting the corporation.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Shareholder right to call special meeting - so that shareholders do not need to wait until the next annual meeting to call a meeting.

•	Shareholder ability to act by written consent - written consent allows shareholders to carry out shareholder action without waiting until the annual meeting or calling a special meeting.

•	Fair price provisions are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

•	Confidential voting - many companies’ proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure.

•	Identification of proponents - shareholders have asked management to identify proponents of all shareholder resolutions.

•	Equal access to proxy - to ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.

We will generally vote against these proxy resolutions:

•	Restrict or prohibit shareholder right to call special meeting.

•	Restrict or prohibit shareholder ability to take action by written consent.

•	Adoption of anti-takeover provisions, including new shares, poison pills, greenmail and golden parachutes, because these actions may discriminate against shareholders.

Principle 2 - Composition and Responsibilities of the Board of Directors

The Board is elected by the shareholders and its primary responsibility (and fiduciary obligation) is to act in their interest. To fulfill its duties, the Board must have a broad mandate. In his remarks at the Financial Reserve Bank of New York, December 21, 2001, Arthur Levitt defined this mandate as follows: “Boards must understand a company’s operations - top to bottom. They must demonstrate a keen interest in hunting down problems, and a genuine determination in finding solutions. They must see both the snapshot picture and the panoramic view. They must strive to reconcile long term objectives with short term goals. Above all else, directors must ask tough questions - the kind that make management think harder and auditors dig deeper.” This high degree of oversight responsibility leads us to the following guidelines for evaluating Board-related proposals, such as those enumerated below:

1. The Board should have formal procedures to assure that neither any of its members nor any officer of the corporation has a conflict of interest or engages in related party transactions. No director or officer or family member of such a person should serve as a consultant or service provider to the company.

The functions of the Board should include:

a)	Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans, the setting of performance objectives, monitoring implementation and corporate performance, overseeing major capital expenditures, acquisitions and divestitures.

b)	Selecting, compensating, monitoring and, when necessary, replacing key executives and overseeing succession planning.

c)	Monitoring the effectiveness of the governance practices under which it operates and making changes as needed.

d)	Overseeing the process of disclosure and communications.

2. In general, we support the shareholder-mandated election of all directors on an annual basis, and oppose the use of staggered elections as a tool for preventing a takeover. In special circumstances, where there is a clear benefit to shareholders, we will support a staggered-system on the condition that shareholders have the ability to remove directors without cause.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Separate Chief Executive Officer and Chairman positions - so that there is clear leadership for Board development and independence.

•	Annual election of Board of Directors - allows shareholders opportunity to vote on the performance of the entire Board each year.

•	Shareholders to elect auditors - given the rash of accounting irregularities that were not detected by auditors or audit panels, shareholder ratification is an essential step in restoring investor confidence.

•	Independent audit committee

•	Independent compensation committee

•	Independent nominating committee

•	Authorization of additional common stock necessary to facilitate a stock-split. Also, if a company is seeking to increase shares by more than 100% of current authorized shares, the company will be asked to provide a specific purpose for the additional shares.

•	Board monitors long-term strategic plan - implementing and reviewing major plans of action, such as capital expenditure outlays, overseeing mergers, liquidations, etc. and planning for succession.

•	Mandatory share ownership - executives and directors should own stock in the companies on whose Board they sit.

•	Limit liability of directors - indemnification permits companies to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the company. Without this provision, most companies would be unable to attract the most qualified individuals to their Boards.

•	Proposals to request reports on legal expenditures incurred with respect to legal compliance/lawsuits.

We will generally vote against these proxy resolutions:

•	Proposals that give management ability to alter size of Board without shareholder approval, usually as a cost-cutting measure; these costs are relatively small, and considerations other than size should be weighed.

•	Authorization of additional shares for purpose of poison pill or other takeover defense.

•	Black check preferred - creation of stock with a fixed dividend and preferential claim on company assets relative to common shares for purpose of a takeover defense.

•	Dual classes of stock - to maintain corporate control in the hands of a certain group of shareholders, companies seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will generally vote these proxy resolutions on a case-by-case basis:

•	Classified/staggered Board of Directors - on this type of Board, directors are divided into separate classes (usually 3) with directors in each class elected to overlapping 3-year terms. Classified Boards make it difficult to change control of the Board through a proxy contest since it would take 2 years to gain control of a majority of Board seats.

•	More democratic elections - shareholders have requested that there be more director nominees than there are seats to be filled during a Board election, thereby allowing shareholders to choose candidates that would more accurately represent their interests.

•	Change annual meeting date - corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person.

•	Changes to charter or by-laws with decisions resting on whether proposed changes are in shareholders’ best interests.

•	Cumulative voting - gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

•	Supermajority-vote requirements - a company’s by-laws require a level of voting approval in excess of a simple majority (generally require at least 2/3 affirmative vote for passage of issues).

•	Non-financial effects of merger - gives Board right to reject a tender offer on grounds it would adversely affect the company’s stakeholders.

•	Proposal to opt-out of state anti-takeover laws - strategy for dealing with a particular state’s anti-takeover laws.

•	Proposal to limit tenure of directors by requiring retirement at a reasonable age of 70-72 is supported. In general, corporate directors may stand for reelection indefinitely, although opponents believe this practice does not inject new perspectives into the board room; proponents believe continuity is important to corporate leadership and will find alternative ways to add diversity to the Board.

•	Board to include independent director with quality control experience - Board with this experience would be more equipped in dealing with plant violations that could reduce substantial fines. In the pharmaceutical industry, quality control and good manufacturing practices are critical as product quality problems can turn into product safety concerns.

Principle 3 - Compensation

A standing compensation committee of the Board must be responsible for the compensation policy of the corporation. Such policies must be written to protect the shareholder from the conflict of interest inherent in the practice of managers and directors using shareholder money to compensate themselves. Shareholders should not be diluted without their approval. All plans that grant options or award stock to officers or directors must be approved by the shareholders. In general, shareholder approval should be sought also for plans that grant options to non-officers and directors.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Adopt policy that some portion of future stock option grants to senior executives be performance-based.

•	Expense option value at time of grant.

•	The Board should establish a requirement that all members have and maintain a material investment in the common stock of the company.

•	Directors should be compensated for their efforts through a combination of cash and stock, with the latter being the predominate element.

•	Disclose salaries of CEO, executive and management - to determine whether executive compensation is excessive. Shareholders feel there has been an inverse correlation between very high CEO pay and long-term stock performance.

•	Employee Stock Ownership Plans (ESOPs) to promote active employee ownership, attract and retain higher quality employees, create more employee wealth and achieve sustained superior performance.

We will generally vote against these proxy resolutions:

•	Executive compensation for CEO, executive and management if the compensation does not reflect the economic and social circumstances of the company (i.e. during layoffs, downsizing, etc).

•	Stock option plans that, in total, offer greater than 1% of shares outstanding because of voting and earnings dilution unless the company is growing rapidly.

•	Repricing of options - repricing divides shareholder and employee interests. Shareholders cannot reprice their stock, and option holders should not be treated differently.

•	Stock option plans that have option exercise prices below the marketplace on the day of the grant.

•	Approve extra benefits under Special Executive Retirement Plans (SERPs) - shareholders have criticized Boards that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company’s financial performance was poor during the executive’s tenure.

We will generally vote these proxy resolutions on a case-by-base basis:

•	Repricing of options to benefit rank and file managers (not top management).

Principle 4 - Integrity of Financial Reports

A strong disclosure policy has important benefits for shareholders and is crucial to their ability to vote intelligently. Such as policy influences corporate policy in positive ways and helps to maintain the confidence of capital markets. The basic principle of strong disclosure is an effort to assure that all constituencies of the corporation have timely and accurate information to make informed decisions. We do not support resolutions calling for more disclosure than is necessary or for the disclosure of information that would materially and adversely affect the company’s competitive position.

All public statements of the corporation should be in non-technical language appropriate to their audiences and should be free of obfuscation. This is especially important with respect to financial statements, including their footnotes.

Companies should disclose all material risk factors and the steps taken to manage those risks. Risk factors include those arising from the environmental impacts of the company’s activities.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Limit consulting by auditors - we vote for this resolution unless management has a compelling business reason to do otherwise on an exception basis.

•	Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for monitoring risk, financial control and compliance with the law.

•	Analyst independence - shareholders request the Board of a securities firm to minimize potential conflicts of interest by creating a compensation structure that does not award or penalize analysts for the impact their recommendations may have on the investment banking business of the firm.

SOCIALLY RESPONSIVE INVESTING: SPECIFIC VOTING PRINCIPLES

Our general approach to voting social resolutions is based on the belief that corporate social responsibility is a journey, not a destination. We look for progress and leadership from companies and encourage and applaud the first steps on the journey. We also believe that good citizenship is good business and that encouraging companies to improve their social responsiveness will lead to improved financial performance. Given these views, we closely evaluate the merits of proposals, such as those listed below, and consider company-specific information in our decision-making.

Principle 1 - Governance

Over the past decade, corporate governance has been the subject of increasing stakeholder attention and scrutiny as it has become clear that poor governance leads to major abuses. Therefore, we believe the engaged social investor must take an active role in dealing with such topics as Board diversity, independence, compensation and accountability. Through communications with companies and voting proxies, we will generally favor initiatives that seek to increase accountability and transparency or to prevent abuse.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Board diversity - shareholders have asked Boards to make greater efforts to search for qualified female and minority candidates for nomination to the Board.

•	Report on greater commitment to inclusive Boards - shareholders have asked Boards to endorse a policy of Board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their Boards.

•	Link executive pay to social criteria - shareholders have asked for a report on the feasibility of linking executive pay to non-financial factors, such as social and environmental goals.

•	Freeze executive pay during period of layoffs - layoffs are undertaken as cost-saving measures. Increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company’s culture and indicative of poor corporate governance.

•	Request management to provide a race and/or gender pay equity report as well as a report on the ratio between CEO and employee compensation.

•	Adopt pension plan policy - shareholders request companies wanting to shift to cash balance pension plans offer existing participants the option to retain the existing plan.

•	Plant closings - proposals to create or expand relocation programs on the grounds that companies face a moral obligation to relocate dislocated workers.

Principle 2 - Workplace

Increasingly, the workplace is becoming central to the ability of individuals and families to lead fulfilling lives. At the same time, a company’s human assets are the ultimate source of its financial value. Globalization and other competitive forces have acted to weaken the bond between employer and employee. Hence, it is more important than ever for companies to offer fair pay and other compensation, safe working conditions and family-friendly benefit programs.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Living wage - employers should compensate their employees with a living wage, which generally refers to a wage that is sufficient for workers to provide a decent standard of living for themselves and their dependents with margins for discretionary spending and saving. Companies should also see to it that the same standards apply to employees of their contractors and suppliers, including agricultural workers. A component of nearly every corporate code of conduct is that such workers be paid at least the legal minimum wage of the country in which they are working, or the prevailing industry wage, whichever is higher.

•	Eliminate exposure to toxic materials and provide clear comprehensive information regarding past exposures and standards of safe use.

•	Take steps against workplace violence - shareholders have asked corporations to develop violence prevention programs in the workplace indicating zero tolerance for workplace violence.

Principle 3 - Equality Issues

A company and its business partners have a positive obligation to make employment decisions based solely on an individual’s ability to perform his or her duties. This includes decisions regarding all terms and conditions of employment, including the hiring process, job assignment, training, discipline and termination of employment. This obligation extends to taking proactive steps to identify discrimination that may not be obvious and to address concerns that may be culturally engrained. Finally, companies should have a long-term commitment to promoting equal opportunity wherever they do business.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Take steps to eliminate workplace discrimination based on age, race, sex, sexual orientation, religion and ethnicity. Companies should adopt written prohibitions against such discrimination.

•	Proposal for glass ceiling review and report - includes identifying and removing barriers that impede the advancement of qualified women of all races and minority men to mid and upper level management jobs.

•	Review/disclose Equal Employment Opportunity (EEO) policy - equal employment opportunity and diversity performance must be measured.

•	Native American issues and proposals for indigenous peoples’ rights - we support resolutions that request that management respects the rights of indigenous peoples, avoids exploitation of their natural resources and negotiates fairly with indigenous peoples.

Principle 4 - Energy & Environment

Climate change and its causes are well-accepted scientific facts. The potential consequences - some of which we are seeing already - include more extreme weather, dislocation of agricultural and commercial activities, expansion of desert regions, a rise in sea levels and damaged natural habitats and ecosystems. Companies must recognize the compelling business reasons to reduce emissions of green house gases and other pollutants in order to prevent further ecological harm, improve operational efficiency, save money, reduce compliance costs and avoid legal liability.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Develop renewable energy alternatives as well as efficiency plans to meet growing demand for diversified energy sources.

•	Proposal for report on climate change strategy - shareholders have focused attention on electric, utility, oil, manufacturing and insurance companies. Some shareholders have asked companies for reports on policies, programs and progress to date in using benign sources of electricity to reduce carbon emissions. Other shareholders have asked oil, electric utility and manufacturing companies to report on green house gas (GHG) emissions from their operations and products, as well as their progress towards reducing such emissions. Further, property and casualty insurance firms have been asked to report on their exposure to potentially catastrophic risks from natural disaster brought on by worldwide climate changes.

•	Proposal to obtain corporations’ annual costs of PCB (polychlorinated biphenyl) contamination remediation. Shareholders have the right to this transparency.

•	Proposal to request companies to phase out PVC (polyvinyl chloride) or phthalate containing medical supplies where safe alternatives are available. Chemicals that pose higher-than-average risk to human health should be discontinued.

•	Proposal to request companies to phase out the sale of mercury thermometers. Mercury is a known neurotoxin - the mercury in the thermometer may be released into the environment and be harmful.

•	Report using Global Reporting Initiative (GRI) Sustainability Guidelines - GRI is an international standard-setting organization for the purposes of providing companies with a set of reporting principles essential to producing a reasonable report and for providing guidance as to report content, including performance against core indicators in six categories (direct economic impacts, environmental, labor practices, human rights, society and product responsibility).

•	Implementation Coalition for Environmentally Responsible Economies (CERES) - asks corporations to conduct environmental audits of their operations, establish environmental management practices and assume responsibility for damages their operations cause to the environment.

•	Social and environmental risk disclosure - request report for a company’s polices for managing direct and indirect risks to company’s long-term value arising from social and environmental risks.

•	Proposal for report of financial risks of cyanide leaching - should include a description of potential financial liabilities and risks associated with cyanide leaching and strategy designed to mitigate/eliminate these risks.

•	Proposal for report on nuclear waste storage - companies are responsible for securing their radioactive wastes and for protecting the public.

•	Proposal for report on habitat loss risk - detailing range of potential financial liabilities, specifying community compensation and mitigation of loss of habitat and disclosing policies and management systems in place to avoid and mitigate suck risks in the future.

•	Proposal for report on antibiotics in animal agriculture - to identify amount of antibiotics used and for what purpose as well as enact a plan to source livestock grown without non-therapeutic use of antibiotics.

•	Proposal for animal welfare report seeking information on a company’s animal testing and request management develop viable alternatives to animal testing. Companies and their suppliers should meet the highest standards for the humane treatment of animals.

•	Proposal for report detailing risks linked to water use and company’s policies for mitigating the impact on the areas of water scarcity.

•	Proposal for report identifying company’s pesticides that are exported, yet banned for sale and use in the U.S., or are identified by the Environmental Protection Agency (EPA) as possible human carcinogens and the countries to which these pesticides have been exported.

•	Environmental health and safety (EHS) - shareholders believe that EHS data are important indicators that reflect the overall state of a company’s environmental awareness.

•	Proposal to obtain report on company’s efforts to adopt a recycling strategy that includes publicly stated goals for beverage container recovery in the U.S.

Principle 5 - Community

Many companies already play an important and positive role in the lives of the communities in which they function. We believe this is necessary because they and the communities are increasingly interdependent at a time when competitive forces are tending to weaken the bonds between them. In general, a company’s community obligations are not related to whether or not it sells its products and services to or within the community.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Violence on television - shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming.

•	Non-discriminatory lending - access to capital is essential to participating in our society and all criteria except objective creditworthiness are suspect.

•	Impact on culturally sensitive areas - shareholders are requesting companies cease their operations on sites of archeological or cultural importance.

•	Insurance companies and economically targeted investments - economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster small business and farms, affordable housing and community development, banks and credit unions. Shareholders have asked for reports outlining how insurers could implement an ETI program.

•	Quality of health care - many communities are concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	Predatory lending - sub-prime lenders charge notably higher interest rates on consumer, life insurance and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or economically disadvantaged. Shareholders have asked for the development of policies to prevent predatory lending practices.

•	Redlining - systematic denial of services to an area based on its current economic or ethnic profile. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining and have also asked insurance companies to develop fair housing policies that would assure adequate homeowner insurance protection in low-income neighborhoods.

We will generally vote these proxies on a case-by-case basis:

•	Cable companies and pornography - the mainstreaming of pornography has become a serious concern for some shareholders on both social and financial grounds. Shareholders have asked cable companies to outline the business case for their increasing distribution of pornography; review policies governing content decision-making for cable operations; and assess the potential legal issues and financial liabilities posed by possible violation of local obscenity laws and lawsuits from individuals and communities.

Principle 6 - Global Corporate Accountability

Companies with business partnerships throughout the world encounter cultural practices and traditions that vary from region to region and that impact the workplace environment. Multinational companies with operations in these and other countries face the challenge of remaining open to different cultural contexts while avoiding discriminatory practices against employees. The basis for doing so is contained in national and international law, especially the Universal Declaration of Human Rights. Companies need to ensure that their business operations and those of their contractors and suppliers are consistent with these legal principles.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Global set of corporate standards - global corporations need to implement comprehensive codes of conduct and be held to global standards in financial, social and environmental reporting.

•	Adopt/amend vendor/supplier standards - companies should adopt codes of conduct with respect to vendor/supplier labor practices, to report on the compliance with such codes and support independent third-party monitoring.

•	Prohibit child labor - proposal to request company to specify monitoring and compliance efforts to ensure that there is no illegal child or forced labor taking place. Children should not be employed if they are under 15 years of age or the age of completely compulsory education, whichever is younger.

•	Proposal to request sustainability report - which should include company’s operating definition of sustainability, review of current policies related to social, environmental and economic sustainability, and summary of long-term plans to integrate sustainability objectives throughout the companies operations.

•	Implement global human rights standards - company should commit itself to the implementation of a code of corporate conduct that incorporates the conventions of the United Nations International Labor Organization (ILO) human rights standards. Steps should be taken to enforce them, especially in countries with a record of human rights abuses, such as Colombia, Nigeria, China and Indonesia.

•	Endorse MacBride Principles - set of fair employment practices that have been set forth to eliminate religious discrimination in Northern Ireland.

•	Implement China Principles - shareholders are concerned about the working conditions in China that fall below basic standards of fair and humane treatment.

•	Mexico - Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. Mexican workers are paid a fraction of what their U.S. counterparts earn and are often forced to live in squalor. Shareholders are asking companies to initiate a review of their Maquiladora operations, addressing health and safety and fair employment issues.

•	Review operations in Iran - shareholders are concerned about a company’s involvement with states that sponsor terrorism - the Iranian government has actively supported and funded terrorist operations.

•	Loans disguised as trades - shareholders request Board to develop policies that effectively preclude such transactions,

Principle 7 - International and Public Health

The impact of major illnesses such as malaria, HIV/AIDS and tuberculosis on whole populations, as well as issues related to access to health care by poor and underserved populations, have become major issues in recent years. Corporations, especially those engaged directly in health care and agriculture must recognize that their obligations in these areas, and their profits from them, are based on solving problems and not exacerbating them. Companies must take proactive steps to assure fair access to preventative therapeutic products and services.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Proposal for report on genetically modified organisms (GMOs) - identify the risks, financial costs and benefits and environmental impacts of the continued use of products that contain GMOs and cite evidence of long-term safety testing that these products are safe for humans, animals and to the environment.

•	Develop ethical criteria for patent extension - shareholders request the Board develop ethical criteria for extension of patents on prescription drugs and to issue a report on the implications of doing so.

•	Disclose payments to doctors - transparency in detailing extent and types of payments/incentives/rebates to doctors, pharmacy benefit managers and other pharmaceutical purchasers that are made to influence the selection of a particular drug.

We will generally vote these proxy resolutions on a case-by-case basis:

•	Report on impact of AIDS on operations - shareholders request Board to report on the effect of the health pandemic on the company’s operations and its response to the pandemic in Africa.

•	Lower drug prices - many Americans have limited or no practical access to crucial prescription drugs because they are uninsured or underinsured. Shareholders are asking companies to implement and report on price restraint policies for pharmaceutical products.

Principle 8 - Tobacco

Tobacco has long been a major public health menace and tobacco companies have been notably resistant to measures proposed to reduce its consumption, prevent its marketing to minors and restrict its general advertising. In the U.S., anti-tobacco activity has centered on the manufacturers, but retailers, insurers and health care businesses are also a part of the equation. We do not buy the securities of tobacco manufacturers, although we do occasionally receive them in new portfolios.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Proposal to ask companies not to invest in the stocks of tobacco companies or to divest holdings.

•	Proposal to make facilities smoke-free to promote public health.

•	Proposal to develop policies and practices that would ensure cigarette advertising is not manipulative or misleading; assure that tobacco ads are not youth friendly; and assess the financial impact of refusing to run tobacco ads.

•	Proposal to ensure no cigarette sales to youth and proposal to request Board to establish committee to determine ways to ensure company is not involved with selling cigarettes over the Internet that may enable youth to have illegal access to tobacco products.

•	Compensate tobacco disease victims - shareholders request management to develop a fair plan for compensating customers who have developed lung cancer and other smoking-related diseases.

•	Inform customers of light cigarette risks - shareholders request Board to find ways to inform customers about the actual health risks of smoking light and ultra light cigarettes.

•	Proposal to review worldwide corporate policies aimed at discouraging smoking among young people and report the results of that review.

•	Proposal for disclosure of smoking hazards and the harmfulness of second hand smoke be inserted into every package of cigarettes.

•	Proposal for Board to adopt a policy of reducing nitrosamines in chewing tobacco and similar products.

•	Review/report on tobacco smuggling - shareholders request Board establish a committee of independent directors to determine the extent of the company’s past or present involvement with tobacco/cigarette smuggling throughout the world.

Principle 9 - Militarism

We have specific guidelines relating to investments in companies in which a significant portion of revenue derives from the sale of military products (not including the sale of conventional civilian products). We are generally opposed to the expenditures for weapons and weapon systems.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

•	Proposal to report on foreign offset agreements - shareholders request companies to disclose all promises made to foreign governments of foreign firms in connection with foreign military sales, intended to offset their U.S. dollar cost of weapons purchased by foreign nations.

•	Proposals calling for reports on military sales, conversion of military production to civilian purposes and diversification plans to civilian production.

•	Handgun sales - violence in the U.S. has become a major concern. Restricting easy access to guns is one way of reducing the possibility of gun violence. We support resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and ammunitions to their manufacturers.

•	Burma - the Burmese military dictatorship has been accused of serious, on-going human rights violations. Since Burma’s economy is almost entirely government controlled, corporations operating there inevitably provide financial support to the military regime. Shareholders are asking for reports on corporate operations in Burma and demanding companies terminate all operations there.

•	Weaponization of space - shareholders request Board to provide a report describing aspects of company’s involvement in space-based weaponization, as well as report on its involvement in ballistic missile defense.

Looking forward

Corporate governance is a set of evolving understandings and has recently gained momentum for a variety of reasons, including the blatantly inadequate performance of some highly visible Boards. We look forward to developments in three areas:

•	The integration of many of the common objectives of corporate governance and socially responsive investing.

•	The development of credible “best practices” standards of governance.

•	The creation of meaningful cost/benefit analytic techniques for assessing such standards.

EXHIBIT C

PROXY VOTING PROCEDURES

A. ISS PROXY VOTING PROCESS (R&CO. VOTING AUTHORITY)

1. Based upon information provided by the Client Advisory Services Department in connection with new account openings or routine account maintenance, Portfolio Operations will code client accounts on RockIT™ to indicate whether or not R&Co. has proxy voting authority and, if yes, whether the R&Co. General Voting Guidelines or Socially Responsive Voting Guidelines apply.

2. The Voting Delegate will provide ISS with a copy of R&Co.’s proxy voting principles and guidelines, as well as any future updates.

3. Portfolio Operations will provide holdings information to ISS on a weekly basis for those accounts that R&Co. has proxy voting authority and that are custodied at JP Morgan Chase Bank. Holdings information for these accounts will be generally separated into two blocks: (a) R&Co. - General; and (b) R&Co. - Socially Responsive. Additional blocks may be established from time to time to accommodate specific client proxy voting issues, or for administrative efficiency. Holdings information for accounts custodied at other banks and for which R&Co. has proxy voting authority will be sent to ISS directly by such bank.

4. For the accounts where R&Co. has proxy voting authority, Portfolio Operations will instruct the custodians to forward proxies to ISS directly. ISS is responsible for reconciling the holdings information provided by R&Co. and the other custodians with the actual proxies received from the custodians.

5. ISS posts meeting and record date information and delivers proxy analyses and recommendations via ProxyMasterSM, ISS’s proprietary electronic delivery system (ProxyMaster.com). The Voting Delegate is responsible for accessing ProxyMaster.com, reviewing the data posted and making the voting decisions in accordance with R&Co.’s guidelines or any specific client request. Prior to vote, the Voting Delegate must assess the extent to which there may be a material conflict of interest between R&Co.’s interests and those of any client.

If such a conflict is identified, the Voting Delegate will advise the Committee and generally vote the proxy based upon the recommendation of ISS. The Proxy Administrator will assist the Voting Delegate in the voting process.

6. The Proxy Administrator will periodically obtain reports from ISS to review the record of proxy voting and to ensure that ISS is properly executing client proxies. Any material deviations will be promptly reported to the Committee.

B. PROXY VOTING PROCEDURES FOR CERTAIN ACCOUNTS (R&CO. NO VOTING AUTHORITY)

1. In cases where clients have retained proxy voting authority, Portfolio Operations will instruct the appropriate custodians to forward proxy material directly to the client.

2. If a client has retained proxy voting authority, but desires R&Co.’s assistance in the process, the Proxy Administrator will be responsible for processing related paperwork and recording voting decisions for those accounts (the “Special Accounts”). The Client Advisory Services Department or other relevant staff will assist the Proxy Administrator in this regard.

•	All proxies related to the Special Accounts will be forwarded to the Proxy Administrator. Upon receipt of a proxy, the Proxy Administrator will print a holdings report for the account to confirm the number of shares held and other relevant details.

•	The Proxy Administrator will coordinate with the Client Advisory Services Department or other relevant staff to obtain the client’s instructions with respect to the proxy vote.

•	The Proxy Administrator will complete the proxy based upon the client’s instruction and return the proxy to the relevant proxy service representing the issuer. A proxy may be voted by fax, email or telephone in order to meet a deadline.

•	In lieu of the above-described manual process and for purposes of enhancing administrative efficiency, R&Co. may, in certain cases, forward to ISS the holdings information for the Special Accounts in a separate block and execute the client’s voting decisions via ProxyMasterSM. The Proxy Administrator and Client Advisory Services personnel will coordinate in this regard.

PROXY VOTING POLICIES OF

CAYWOOD-SCHOLL CAPITAL MANAGEMENT

Caywood-Scholl Capital Management LLC (“Caywood-Scholl”) exercises our voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by Caywood-Scholl on behalf of its clients are not biased by other clients of Caywood-Scholl. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these guidelines. These guidelines also apply to any voting rights and/or consent rights of Caywood-Scholl, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will make a final vote decision.

VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Coordinator, a senior portfolio manager of Caywood-Scholl, in accordance with these guidelines. In situations where these guidelines do not give clear guidance on an issue, the Proxy Coordinator will, at his or her discretion, consult the Proxy Committee or Legal Counsel for a final vote decision.

RESOLVING CONFLICTS OF INTEREST

Caywood-Scholl may have conflicts that can affect how it votes its clients’ proxies. For example, Caywood-Scholl may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. Caywood-Scholl may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, Caywood-Scholl may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, Caywood-Scholl shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how Caywood-Scholl resolves such material conflicts of interest with its clients.

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

Caywood-Scholl shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, Caywood-Scholl may refrain from voting a proxy on behalf of its clients’ accounts. Caywood-Scholl may also refrain from voting a proxy when the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, Caywood-Scholl may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on Caywood-Scholl’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

PROXY VOTING GUIDELINES

ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

Caywood-Scholl votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

Caywood-Scholl generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

Caywood-Scholl generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

Caywood-Scholl will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. Caywood-Scholl favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. Caywood-Scholl also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, Caywood-Scholl may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. Caywood-Scholl generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. Caywood-Scholl will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

Caywood-Scholl votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

Caywood-Scholl considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. Caywood-Scholl generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, Caywood-Scholl does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

Caywood-Scholl votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

Caywood-Scholl does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

Caywood-Scholl votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. Caywood-Scholl will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director’s legal expenses would be covered, Caywood-Scholl may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

Caywood-Scholl votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. Caywood-Scholl generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

Caywood-Scholl reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. Caywood-Scholl generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

Caywood-Scholl reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

Caywood-Scholl generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company’s earnings and profitability to shareholders.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

Caywood-Scholl generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

Caywood-Scholl generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

We also vote FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

Caywood-Scholl votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

Caywood-Scholl votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

Caywood-Scholl generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit such transactions, Caywood-Scholl will consider the terms of each proposal and will analyze the potential long-term value of the investment. Caywood-Scholl will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. Caywood-Scholl will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

Caywood-Scholl votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. Caywood-Scholl will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

Caywood-Scholl will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

Caywood-Scholl will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

Caywood-Scholl evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

CORPORATE RESTRUCTURINGS: CASE-BY-CASE

Caywood-Scholl evaluates corporate restructuring management proposals on a case-by-case basis. With respect to a proxy proposal that includes a spin-off, Caywood-Scholl may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, Caywood-Scholl may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, Caywood-Scholl may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

Caywood-Scholl votes AGAINST poison pills or (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

Caywood-Scholl will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

Caywood-Scholl will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. Caywood-Scholl will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

Caywood-Scholl generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

Caywood-Scholl will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least  2/3 affirmative vote for passage of issues.

Caywood-Scholl votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. Caywood-Scholl evaluates proposals to restore or provide for cumulative voting on a case-by-case. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, in the absence of good corporate governance provisions such as an annually elected board, confidential voting and so forth.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

Caywood-Scholl will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER’S RIGHT TO CALL SPECIAL MEETING: FOR

Caywood-Scholl votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

Caywood-Scholl votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, Caywood-Scholl maintains records which allow our clients to have access to our voting decisions.

SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, Caywood-Scholl first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, Caywood-Scholl recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

Caywood-Scholl generally supports proposals that encourage corporate social responsibility. However, Caywood-Scholl does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, Caywood-Scholl believes that these matters are best left to the judgment of management.

ENVIRONMENTAL REPORTING: FOR

Caywood-Scholl generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

PROXY VOTING POLICIES OF

MONY CAPITAL MANAGEMENT, INC.

Under the investment management contracts between MONY Capital Management, Inc. (“MCM”) and most of our affiliated clients (“Clients”), MCM is customarily authorized to manage and handle only fixed income or debt securities which are typically non-voting securities. Accordingly, we do not have any role in proxy voting on behalf of our Clients in most instances. However, in limited instances, MCM undertakes responsibility for voting proxies when expressly authorized, delegated or requested by a Client. To cover such instances in accordance with the Investment Advisers Act of 1940 (“Advisers Act”) and related SEC rules and regulations, we have adopted written policies and procedures reasonably designed to ensure that we vote Client securities in the best interest of Clients as set forth below.

I. HOW MCM VOTES PROXIES

Our proxy voting policy is based on our belief that voting rights generally have economic value and must be treated accordingly. We generally vote proxies with a view to enhance the value of the shares of securities held in a Client’s account, and thus, the financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case where our view of a company’s management is favorable and we view maintaining current management as supportive of shareholder value, we will generally support current management initiatives, proposals and recommendations. However, where our view is that changes to the management structure would probably avoid impairment of shareholder value, we may not support current management initiatives, proposals and recommendations. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we may abstain from voting on such proposals where we conclude it is not practicable to represent the views of our Clients in a fair and impartial manner.

II. CONFLICT RESOLUTION

From time to time, proxy-voting proposals may raise conflicts between the interests of our Clients and the interests of MCM and its employees. For example, we may have a conflict when a company that is soliciting a proxy is a Client of MCM, or when MCM personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Chief Regulatory & Compliance Officer is responsible for (i) seeking to identify proxy voting proposals that present a conflict of interest and (ii) deciding whether such conflict of interest is material. As necessary in making such determination of materiality, our Chief Regulatory & Compliance Officer may consult with our chief legal counsel.

If it is determined that MCM has a material conflict of interest, then MCM shall vote the proxy using one of the following methods:

•	We will follow the recommendation of a retained outside, independent proxy voting service.

•	If we are able to disclose the conflict to the Client, we may do so and obtain the Client’s consent as to how we will vote on the proxy proposal (or otherwise obtain specific instructions from the Client on how the proxy should be voted).

III. WHEN MONY CAPITAL MANAGEMENT MAY NOT VOTE PROXIES

We generally do not vote proxies that we are otherwise authorized to vote when the cost of voting on a particular proxy proposal could exceed the expected benefit to a Client, and thus it would not be prudent to vote the proxy. Additionally, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials.

IV. PROXY SERVICE RELATIONSHIP

We may utilize an independent proxy voting and research firm to assist us in determining how we should vote proxies and in actually voting proxies.

V. HOW TO OBTAIN MORE INFORMATION

This document setting forth our proxy voting policies and procedures has been delivered pursuant to the Advisers Act. Clients may also obtain information from us about how we voted proxies for securities in a Client’s portfolio upon request. If there are any questions or requests for additional information, please contact Sidney Wigfall (Chief Regulatory & Compliance Officer) at 917-206-3254.

PROXY VOTING POLICIES OF

MBIA CAPITAL MANAGEMENT CORP.

Introduction

This Proxy Voting Policy (“Policy”) for MBIA Capital Management Corp. and its affiliated registered investment advisers (“MBIA-CMC”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A.	Social Issues,

B.	Financial/Corporate Issues, and

C.	Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed casting a vote pursuant to these guidelines.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

MBIA-CMC will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A. Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C. Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III

VOTING PROCESS

MBIA-CMC has engaged Institutional Shareholder Services (“ISS”) to assist us in the voting of proxies. These guidelines have been provided to ISS, who then analyzes all proxy solicitations we receive for our clients and advises us how, based upon our guidelines, the relevant votes should be cast. The ISS recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Manager Group team desires to vote in a manner that differs than what these general guidelines would recommend (an “Override Vote”), the reason for such Override Vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management

Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing Override Votes and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A POTENTIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A MBIA-CMC CLIENT OR THE MATTER BEING VOTED ON INVOLVES MBIA-CMC OR ANY OF ITS AFFILIATES (INCLUDING AN EMPLOYEE OR REPRESENTATIVE), PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing an Override Vote with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, MBIA-CMC will take no action on all proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on MBIA-CMC’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, MBIA-CMC may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a non-U.S. company’s meeting, whereby if it is determined that the cost or other restrictions associated with the attempt to exercise its vote outweighs the benefit MBIA-CMC believes its clients will derive by voting on the company’s proposal, MBIA-CMC may decide not to attempt to vote at the meeting.

Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

Proxy Voting Policies Of

Barrow, Hanley, Mewhinney & Strauss, Inc.

Policy

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

Accepts:

➢	Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.
➢	Restoration or protection of shareholders’ authority.

Rejects:

➢	Protection of management from results of mergers and acquisitions.
➢	Proposals having the effect of diluting the value of the existing shares.
➢	Reduction of shareholders’ power over any company actions.
➢	Proposals motivated by political, ethical or social concerns.

Proxy Oversight Committee

•	BHMS’s Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes Portfolio Managers James Barrow, Richard Englander and Jane Gilday and Proxy Coordinator, Clare Burch.

Conflicts of Interest

•	All proxies will be voted uniformly in accordance with BHMS’s policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

Procedure

BHMS has adopted written procedures to implement the firm’s policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

•	BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

•	ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

•	The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

•	ISS verifies that every vote is received, voted and recorded.

•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

•	BHMS maintains voting records both in hard copy and via ISS database backup.

•	BHMS’s guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing clientservices@barrowhanley.com.

•	BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.

•	The proxy coordinator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

➢	These policies and procedures and any amendments;
➢	Each proxy statement that BHMS receives;
➢	A record of each vote that BHMS casts;
➢	Any document BHMS created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and
➢	A copy of each written request from a client for information on how BHMS voted such client’s proxies and a copy of any written response.

Responsibility

Clare Burch is responsible for the implementation and monitoring of our proxy voting policy, procedures, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Proxy Voting Policies Of

Eagle Asset Management, Inc.

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I. Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.	Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.	Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.	Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.	Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.	Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.	Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.	Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.	Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.	Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.	Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.	Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.	Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.	Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.	Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV. Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40-S65)

Examples of proposals in this category include:

1.	Anti-Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.
14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII. Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII. Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.
➢	Record of each vote cast.
➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

Appendix A

List Of Affiliates

Eagle is affiliated with the following broker/dealers and investment advisors:

1)	Raymond James & Associates, Inc.
2)	Raymond James Financial Services, Inc.
3)	Heritage Asset Management, Inc. a corporation, acts as investment advisor to the Heritage Family of Mutual Funds sponsored by Raymond James & Associates, Inc. including Heritage Cash Trust, consisting of a money market fund and a municipal money market fund; Heritage Capital Appreciation Trust, an equity fund; Heritage Income-Growth Trust, an income-growth fund; Heritage Income Trust, consisting of a high yield bond fund and an intermediate government fund and Heritage Series Trust, consisting of: Small Cap Stock Fund, MidCap Growth Fund, Growth Equity Fund, Value Equity Fund, Aggressive Growth Fund, Technology Fund and International Equity Portfolio. These funds are registered investment companies under the Investment Company Act of 1940. Shares of these funds are sold in all states by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and various outside broker/dealers.

4)	Awad Asset Management, Inc. a subsidiary of Raymond James Financial, Inc.

5)	Planning Corporation of America (PCA), a general insurance agency which represents numerous insurance companies.

Through the holding company, Eagle is also affiliated with the following entities:

a)	RJ Leasing, Inc.—engaged in the leasing business, and acts as General Partner in various leasing programs.
b)	RJ Health Properties, Inc.—engaged in purchase, sales and leasing of nursing homes and acts as General Partner in various partnerships.
c)	RJ Properties, Inc.—engaged in the real estate business as a general or co-general partner for limited partnerships sold through the various affiliates of Raymond James Financial, Inc.
d)	RJ Equities, Inc.—acts as General Partner in various partnerships.
e)	Raymond James Bank, FSB.
f)	Raymond James Trust Services Group: RJ Trust Company, Sound Trust Company.
g)	Raymond James Financial International Limited, a broker-dealer based in London.
h)	Raymond James Global Securities, a broker-dealer based in the British Virgin Islands.

Proxy Voting Policies Of

JP Morgan Investment Management, Inc.

The investment adviser entities that comprise JPMorgan Fleming Asset Management (“JPMFAM”), including J.P. Morgan Investment Management Inc. (“JPMIM”), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. The JPMorgan Funds, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, have granted JPMIM the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines.* The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers.

JPMFAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMFAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund are available upon request by contacting our Service Center at 1-800-348-4782.

* The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

[GRAPHIC REMOVED HERE	]

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the pro forma Portfolio of Investments as of October 31, 2004, the pro forma condensed Statement of Assets and Liabilities as of October 31, 2004, and the pro forma condensed Statement of Operations for the twelve month period ended October 31, 2004 for each Acquired Fund and the Acquiring Fund as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the Funds as of October 31, 2004, which has changed, and will continue to change, over time due to normal portfolio turnover in response to changes in market conditions. AXA Equitable and the subadviser to the Acquiring Fund have reviewed each Acquired Fund’s current portfolios and determined that those portfolio holdings generally are compatible with the Acquiring Fund’s portfolio. As a result, AXA Equitable and the subadviser believe that, if the Reorganizations are approved, all of the Enterprise Growth Fund’s assets and a substantial portion of each of the Enterprise Multi-Cap Fund’s and Enterprise Strategic Fund’s assets could be transferred to and held by the Acquiring Fund.

It is expected, however, that some of each Acquired Fund’s holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that if shareholders of the Enterprise Multi-Cap Fund and Enterprise Strategic Fund approve the Reorganization of their respective Funds, the holdings of each such Fund that are not compatible with the Acquiring Fund’s holdings will be liquidated in an orderly manner in connection with the Reorganizations, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of the Acquiring Fund. The portion of the Enterprise Multi-Cap Fund’s and Enterprise Strategic Fund’s assets that will be liquidated in connection with the Reorganizations will depend on market conditions and on the subadviser’s continuing assessment of the compatibility of the Enterprise Multi-Cap Fund’s and Enterprise Strategic Fund’s holdings with the Acquiring Fund’s portfolio composition and its investment objective and policies at the approximate time of the Reorganization. The need for the Enterprise Multi-Cap Fund and Enterprise Strategic Fund to dispose of investments in connection with the Reorganizations may result in such Funds’ selling securities at a disadvantageous time and could result in the Funds’ realizing gains (or losses) that would not otherwise have been realized.

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value
				DOMESTIC COMMON STOCKS
				Advertising
1,500	—	—	1,500	Interpublic Group of Companies Inc. (a)	$18,390	—	—	$18,390
400	—	—	400	Monster Worldwide Inc. (a)	11,220	—	—	11,220
600	—	367,500	368,100	Omnicom Group Inc.	47,340	—	28,995,750	29,043,090

					76,950	—	28,995,750	29,072,700

				Aerospace
2,800	—	—	2,800	Boeing Company	139,720	—	—	139,720
700	—	—	700	General Dynamics Corporation	71,484	—	—	71,484
400	—	—	400	Goodrich Corporation	12,332	—	—	12,332
2,900	—	—	2,900	Honeywell International Inc.	97,672	—	—	97,672
1,500	26,200	—	27,700	Lockheed Martin Corporation	82,635	1,443,358	—	1,525,993
1,200	—	—	1,200	Northrop Grumman Corporation	62,100	—	—	62,100
1,500	—	—	1,500	Raytheon Company	54,720	—	—	54,720
600	—	—	600	Rockwell Collins Inc.	21,282	—	—	21,282
1,700	13,600	—	15,300	United Technologies Corporation	157,794	1,262,352	—	1,420,146

					699,739	2,705,710	—	3,405,449

				Apparel & Textiles
500	—	—	500	Jones Apparel Group Inc.	17,650	—	—	17,650
400	—	—	400	Liz Claiborne Inc.	16,352	—	—	16,352
400	—	—	400	V. F. Corporation	21,532	—	—	21,532

					55,534	—	—	55,534

				Automotive
1,000	—	—	1,000	AutoNation Inc. (a)	17,230	—	—	17,230
200	—	—	200	Cummins Inc.	14,016	—	—	14,016
2,300	—	—	2,300	Delphi Automotive Systems Corporation	19,343	—	—	19,343
6,300	—	—	6,300	Ford Motor Company	82,089	—	—	82,089
2,000	—	—	2,000	General Motors Corporation	77,100	—	—	77,100
700	—	—	700	Genuine Parts Company	27,923	—	—	27,923
700	—	—	700	Goodyear Tire & Rubber Company (a)	7,056	—	—	7,056
700	—	—	700	Johnson Controls Inc.	40,145	—	—	40,145
300	—	—	300	Navistar International Corporation (a)	10,365	—	—	10,365
600	—	—	600	Paccar Inc.	41,586	—	—	41,586

					336,853	—	—	336,853

				Banking
1,200	—	—	1,200	AmSouth Bancorporation	31,668	—	—	31,668
13,600	—	—	13,600	Bank of America Corporation	609,144	—	—	609,144
2,600	6,300	—	8,900	Bank of New York Company Inc.	84,396	204,498	—	288,894
1,900	—	—	1,900	BB & T Corporation	78,109	—	—	78,109
600	—	—	600	Comerica Inc.	36,906	—	—	36,906
1,900	—	—	1,900	Fifth Third Bancorp	93,461	—	—	93,461
400	—	—	400	First Horizon National Corporation	17,312	—	—	17,312
500	—	—	500	Golden West Financial Corporation	58,460	—	—	58,460
800	—	—	800	Huntington Bancshares Inc.	19,160	—	—	19,160
11,916	—	—	11,916	J. P. Morgan Chase & Company	459,958	—	—	459,958
1,400	—	—	1,400	KeyCorp	47,026	—	—	47,026
400	—	—	400	M & T Bank Corporation	41,200	—	—	41,200
700	—	—	700	Marshall & Ilsley Corporation	29,379	—	—	29,379
1,500	—	—	1,500	Mellon Financial Corporation	43,350	—	—	43,350
2,200	—	—	2,200	National City Corporation	85,734	—	—	85,734
1,100	—	—	1,100	North Fork Bancorporation Inc.	48,510	—	—	48,510
800	—	—	800	Northern Trust Corporation	34,032	—	—	34,032
1,000	—	—	1,000	PNC Financial Services Group	52,300	—	—	52,300
1,600	—	—	1,600	Regions Financial Corporation	56,128	—	—	56,128
1,100	—	—	1,100	SouthTrust Corporation	47,927	—	—	47,927
1,200	—	—	1,200	Sovereign Bancorp Inc.	25,980	—	—	25,980
1,200	—	—	1,200	SunTrust Banks Inc.	84,456	—	—	84,456
1,100	—	—	1,100	Synovus Financial Corporation	29,909	—	—	29,909

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value
6,300	—	—	6,300	U.S. Bancorp	180,243	—	—	180,243
4,400	—	—	4,400	Wachovia Corporation	216,524	—	—	216,524
2,900	—	—	2,900	Washington Mutual Inc.	112,259	—	—	112,259
5,600	7,050	—	12,650	Wells Fargo & Company	334,432	421,026	—	755,458
300	—	—	300	Zions Bancorporation	19,851	—	—	19,851

					2,977,814	625,524	—	3,603,338

				Basic Industries
400	—	—	400	Allegheny Technologies Inc.	6,724	—	—	6,724

				Biotechnology
4,300	—	285,000	289,300	Amgen Inc. (a)	244,240	—	16,188,000	16,432,240
700	—	—	700	Applied Biosystems Group - Applera Corporation	13,356	—	—	13,356
700	—	—	700	Chiron Corporation (a)	22,694	—	—	22,694
—	18,800	1,130,300	1,149,100	Genentech Inc. (a)	—	855,964	51,462,559	52,318,523
800	17,200	—	18,000	Genzyme Corporation (a)	41,976	902,484	—	944,460
1,500	51,700	—	53,200	Gilead Sciences Inc. (a)	51,945	1,790,371	—	1,842,316
900	—	—	900	MedImmune Inc. (a)	25,578	—	—	25,578

					399,789	3,548,819	67,650,559	71,599,167

				Broadcasting
2,000	—	—	2,000	Clear Channel Communications Inc.	66,800	—	—	66,800
1,100	—	—	1,100	Univision Communications Inc. (Class A) (a)	34,056	—	—	34,056
5,900	29,600	—	35,500	Viacom Inc. (Class B)	215,291	1,080,104	—	1,295,395

					316,147	1,080,104	—	1,396,251

				Building & Construction
—	15,050	—	15,050	Lowe’s Companies Inc.	—	847,014	—	847,014
1,500	—	—	1,500	Masco Corporation	51,390	—	—	51,390
400	—	—	400	Pulte Homes Inc.	21,952	—	—	21,952
400	—	—	400	Vulcan Materials Company	19,912	—	—	19,912

					93,254	847,014	—	940,268

				Business Services
2,000	—	—	2,000	Automatic Data Processing Inc.	86,780	—	—	86,780
900	—	—	900	Medco Health Solutions Inc. (a)	30,519	—	—	30,519
1,300	—	—	1,300	Paychex Inc.	42,632	—	—	42,632
600	—	—	600	Robert Half International Inc.	15,918	—	—	15,918
2,800	—	—	2,800	Xerox Corporation (a)	41,356	—	—	41,356
—	—	1,000,000	1,000,000	Paychex Inc.	—	—	32,794,000	32,794,000
—	44,400	—	44,400	Fair, Issac & Company Inc.	—	1,340,880	—	1,340,880

					217,205	1,340,880	32,794,000	34,352,085

				Cable
7500	—	—	7,500	Comcast Corporation (Class A) (a)	221,250	—	—	221,250

				Chemicals
800	—	—	800	Air Products & Chemicals Inc.	42,544	—	—	42,544
300	—	—	300	Ashland Inc.	17,286	—	—	17,286
3,200	—	—	3,200	Dow Chemical Company	143,808	—	—	143,808
3,400	—	—	3,400	Du Pont (E. I.) de Nemours & Company	145,758	—	—	145,758
300	—	—	300	Eastman Chemical Company	14,241	—	—	14,241
900	—	—	900	Ecolab Inc.	30,465	—	—	30,465
500	—	—	500	Engelhard Corporation	14,150	—	—	14,150
—	29,600	—	29,600	Lubrizol Corporation	—	1,028,008	—	1,028,008
900	—	—	900	Monsanto Company	38,475	—	—	38,475
600	—	—	600	PPG Industries Inc.	38,250	—	—	38,250
1,100	—	—	1,100	Praxair Inc.	46,420	—	—	46,420
800	—	—	800	Rohm & Haas Company	33,912	—	—	33,912

					565,309	1,028,008	—	1,593,317

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value

				Computer Hardware
1,300	30,000	—	31,300	Apple Computer Inc. (a)	68,289	1,575,900	—	1,644,189
22,700	—	—	22,700	Cisco Systems Inc. (a)	436,067	—	—	436,067
8,100	—	—	8,100	EMC Corporation (a)	104,247	—	—	104,247
1,400	—	—	1,400	Gateway Inc. (a)	8,190	—	—	8,190
10,100	—	—	10,100	Hewlett-Packard Company	188,466	—	—	188,466
5,600	—	—	5,600	International Business Machines Corporation	502,600	—	—	502,600
300	—	—	300	NCR Corporation (a)	16,905	—	—	16,905
—	66,900	—	66,900	PalmOne Inc. (a)	—	1,938,093	—	1,938,093

					1,324,764	3,513,993	—	4,838,757

				Computer Services
400	—	—	400	Affiliated Computer Services Inc. (a)	21,820	—	—	21,820
—	25,300	—	25,300	Cognizant Technology Solutions (Class A)(a)	—	860,200	—	860,200
600	—	—	600	Computer Sciences Corporation (a)	29,802	—	—	29,802
8,400	—	—	8,400	Dell Inc. (a)	294,504	—	—	294,504
1,700	—	—	1,700	Electronic Data Systems Corporation	36,159	—	—	36,159
2,900	—	—	2,900	First Data Corporation	119,712	—	—	119,712
700	—	—	700	Fiserv Inc. (a)	24,878	—	—	24,878
—	30,100	—	30,100	IAC/InteractiveCorp (a)	—	650,762	—	650,762
—	—	633,700	633,700	Juniper Networks Inc. (a)	—	—	16,862,757	16,862,757
—	27,700	—	27,700	NAVTEQ Corporation (a)	—	1,116,587	—	1,116,587
1,200	—	—	1,200	Network Appliance Inc. (a)	29,364	—	—	29,364
500	—	—	500	Sabre Holdings Corporation	10,755	—	—	10,755
—	20,800	—	20,800	Shanda Interactive Entertainment Ltd. (a)	—	632,091	—	632,091
11,300	—	—	11,300	Sun Microsystems Inc. (a)	51,189	—	—	51,189
1,000	—	—	1,000	Sungard Data Systems Inc. (a)	26,490	—	—	26,490
1,100	—	—	1,100	Symantec Corporation (a)	62,634	—	—	62,634
1,200	—	—	1,200	Unisys Corporation (a)	12,744	—	—	12,744
4,600	78,200	—	82,800	Yahoo! Inc. (a)	166,474	2,830,058	—	2,996,532

					886,525	6,089,698	16,862,757	23,838,980

				Computer Software
800	—	—	800	Adobe Systems Inc.	44,824	—	—	44,824
400	—	—	400	Autodesk Inc.	21,100	—	—	21,100
800	—	—	800	BMC Software Inc. (a)	15,136	—	—	15,136
600	—	—	600	Citrix Systems Inc. (a)	14,478	—	—	14,478
—	17,700	—	17,700	Cognos Inc. (a)	—	699,327	—	699,327
2,000	—	—	2,000	Computer Associates International Inc.	55,420	—	—	55,420
1,400	—	—	1,400	Compuware Corporation (a)	8,106	—	—	8,106
1,000		406,310	407,310	Electronic Arts Inc. (a)	44,920	—	18,251,445	18,296,365
600	—	—	600	Intuit Inc. (a)	27,216	—	—	27,216
300	21,900		22,200	Mercury Interactive Corporation (a)	13,029	951,117	—	964,146
36,500	116,000		152,500	Microsoft Corporation	1,021,635	3,246,840		4,268,475
—	10,400	—	10,400	Microstrategy Inc. (a)	—	623,792	—	623,792
1,300	—	—	1,300	Novell Inc. (a)	9,347	—	—	9,347
17,400		1,450,600	1,468,000	Oracle Corporation (a)	220,284	—	18,364,596	18,584,880
1,300	—	—	1,300	PeopleSoft Inc. (a)	27,001	—	—	27,001
—	25,950	—	25,950	Red Hat Inc. (a)	—	333,198	—	333,198
1,800	—	—	1,800	Siebel Systems Inc. (a)	17,100	—	—	17,100
1,500	—	—	1,500	Veritas Software Corporation (a)	32,820	—	—	32,820

					1,572,416	5,854,274	36,616,041	44,042,731

				Conglomerates
500	—	—	500	Textron Inc.	34,075	—	—	34,075

				Construction
400	—	—	400	Centex Corporation	20,776	—	—	20,776
300	—	—	300	Fluor Corporation	13,932	—	—	13,932
200	—	—	200	KB Home	16,450	—	—	16,450

					51,158	—	—	51,158

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value

				Consumer Durables
1,000	—	—	1,000	Harley-Davidson Inc.	57,570	—	—	57,570

				Consumer Non-Durables
1,600	—	—	1,600	Avon Products Inc.	63,280	—	—	63,280

				Consumer Products
300	—	—	300	Alberto-Culver Company	13,458	—	—	13,458
300	—	—	300	Black & Decker Corporation	24,084	—	—	24,084
300	—	—	300	Brunswick Corporation	14,076	—	—	14,076
700	—	—	700	Clorox Company	38,220	—	—	38,220
1,800	—	771,930	773,730	Colgate-Palmolive Company	80,316	—	34,443,517	34,523,833
1,000	—	—	1,000	Eastman Kodak Company	30,280	—	—	30,280
3,400	—	2,000,000	2,003,400	Gillette Company	141,032	—	82,960,000	83,101,032
300	—	—	300	International Flavors & Fragrances Inc.	11,715	—	—	11,715
1,600	—	—	1,600	Kimberly-Clark Corporation	95,472	—	—	95,472
1,400	—	—	1,400	Mattel Inc.	24,514	—	—	24,514
1,000	—	—	1,000	Newell Rubbermaid Inc.	21,560	—	—	21,560
900	—	—	900	Nike, Inc. (Class B)	73,179	—	—	73,179
8,500	—	1,550,000	1,558,500	Procter & Gamble Company	435,030	—	79,329,000	79,764,030
500	—	—	500	Sherwin-Williams Company	21,360	—	—	21,360
300	—	—	300	Whirlpool Corporation	17,625	—	—	17,625

					1,041,921	—	196,732,517	197,774,438

				Crude & Petroleum
—	19,400	—	19,400	Peabody Energy Corporation	—	1,237,332	—	1,237,332

				Consumer Services
3800	—	739,700	743,500	United Parcel Service Inc.	300,884	—	58,569,446	58,870,330

				Containers/Packaging
600	—	—	600	Pactiv Corporation (a)	14,214	—	—	14,214
300	—	—	300	Sealed Air Corporation (a)	14,862	—	—	14,862

					29,076	—	—	29,076

				Crude & Petroleum
900	—	—	900	Anadarko Petroleum Corporation	60,705	—	—	60,705
1,300	—	—	1,300	Burlington Resources Inc.	53,950	—	—	53,950
7,100	—	—	7,100	ChevronTexaco Corporation	376,726	—	—	376,726
21,800	—	—	21,800	Exxon Mobil Corporation	1,072,996	—	—	1,072,996
900	—	—	900	Unocal Corporation	37,575	—	—	37,575

					1,601,952	—	—	1,601,952

				Drugs & Medical Products
800	—	—	800	Becton, Dickinson & Company	42,000	—	—	42,000
600	—	—	600	Thermo Electron Corporation (a)	17,400	—	—	17,400

					59,400	—	—	59,400

				Education
600	—	183,200	183,800	Apollo Group Inc. (Class A) (a)	39,600	—	12,091,200	12,130,800

				Electrical Equipment
1,400	—	—	1,400	Emerson Electric Company	89,670	—	—	89,670
35400	31,600	1,509,000	1,576,000	General Electric Company	1,207,848	1,078,192	51,487,080	53,773,120
300	—	—	300	Tektronix Inc.	9,099	—	—	9,099

					1,306,617	1,078,192	51,487,080	53,871,889

				Electronics
—	6,300	—	6,300	Garmin Ltd.	—	315,000	—	315,000
700	—	—	700	KLA-Tencor Corporation (a)	31,871	—	—	31,871
500	—	—	500	PerkinElmer Inc.	10,270	—	—	10,270

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value
300	—	—	300	QLogic Corporation (a)	9,750	—	—	9,750
600	—	—	600	Rockwell Automation Inc.	25,014	—	—	25,014
1,800	—	—	1,800	Sanmina-SCI Corporation (a)	14,400	—	—	14,400
3,300	—	—	3,300	Solectron Corporation (a)	17,226	—	—	17,226

					108,531	315,000	—	423,531

				Energy
2,200	—	—	2,200	AES Corporation (a)	23,980	—	—	23,980
700	—	—	700	American Power Conversion Corporation	13,496	—	—	13,496
2,100	—	—	2,100	Calpine Corporation (a)	5,229	—	—	5,229
1,200	—	—	1,200	Centerpoint Energy Inc.	12,612	—	—	12,612
700	—	—	700	Cinergy Corporation	27,664	—	—	27,664
600	—	—	600	DTE Energy Company	25,626	—	—	25,626
3,200	—	—	3,200	Duke Energy Corporation	78,496	—	—	78,496
800	—	—	800	Entergy Corporation	52,288	—	—	52,288
2,200	—	—	2,200	Exelon Corporation	87,164	—	—	87,164
900	—	—	900	Progress Energy Inc.	37,170	—	—	37,170
1,000	—	—	1,000	TXU Corporation	61,220	—	—	61,220
1,900	—	—	1,900	Williams Companies Inc.	23,769	—	—	23,769
1,400	—	—	1,400	Xcel Energy Inc.	23,940	—	—	23,940

					472,654	—	—	472,654

				Entertainment & Leisure
2,100	—	—	2,100	Carnival Corporation	106,176	—	—	106,176
—	1,900	—	1,900	Dreamworks Animation (Class A) (a)	—	74,195	—	74,195
400	—	—	400	Harrah’s Entertainment Inc.	23,408	—	—	23,408
6,900	—	729,300	736,200	Walt Disney Company	174,018	—	18,392,946	18,566,964

					303,602	74,195	18,392,946	18,770,743

				Fiber Optics
2,200	—	—	2,200	CIENA Corporation (a)	5,434	—	—	5,434
4,700	—	—	4,700	Corning Inc. (a)	53,815	—	—	53,815
4,900	—	—	4,900	JDS Uniphase Corporation (a)	15,533	—	—	15,533

					74,782	—	—	74,782

				Finance
800	—	—	800	Capital One Financial Corporation	59,008	—	—	59,008
700	—	—	700	CIT Group Inc.	28,280	—	—	28,280
1,300	—	—	1,300	E*Trade Group Inc. (a)	16,770	—	—	16,770
500	—	—	500	Equifax Inc.	13,075	—	—	13,075
900	—	—	900	Franklin Resources Inc.	54,558	—	—	54,558
1,600	—	—	1,600	Goldman Sachs Group Inc.	157,408	—	—	157,408
600	—	—	600	H&R Block Inc.	28,530	—	—	28,530
900	7,700	—	8,600	Lehman Brothers Holdings Inc.	73,935	632,555	—	706,490
4,300	—	—	4,300	MBNA Corporation	110,209	—	—	110,209
300	—	—	300	MGIC Investment Corporation	19,293	—	—	19,293
500	—	—	500	Moody’s Corporation	38,905	—	—	38,905
1,000	—	—	1,000	Providian Financial Corporation (a)	15,550	—	—	15,550
1,500	—	—	1,500	SLM Corporation	67,890	—	—	67,890
1,200	—	—	1,200	State Street Corporation	54,060	—	—	54,060
400	—	—	400	T. Rowe Price Group Inc.	22,308	—	—	22,308
—	21,800	—	21,800	The First Marblehead Corporation (a)	—	1,168,480	—	1,168,480

					759,779	1,801,035	—	2,560,814

				Food, Beverages & Tobacco
1,300	—	—	1,300	Albertson’s Inc.	29,653	—	—	29,653
6,900	—	—	6,900	Altria Group Inc.	334,374	—	—	334,374
2,700	—	—	2,700	Anheuser-Busch Companies Inc.	134,865	—	—	134,865
2,200	—	—	2,200	Archer-Daniels-Midland Company	42,614	—	—	42,614
400	—	—	400	Brown-Forman Corporation (Class B)	17,960	—	—	17,960
1,400	—	—	1,400	Campbell Soup Company	37,576	—	—	37,576

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value
8,100	—	683,700	691,800	Coca-Cola Company	329,346	—	27,799,242	28,128,588
1,600	—	—	1,600	Coca-Cola Enterprises Inc.	33,456	—	—	33,456
1,800	—	—	1,800	Conagra Inc.	47,520	—	—	47,520
500	—	—	500	Fortune Brands Inc.	36,410	—	—	36,410
1,300	—	—	1,300	General Mills Inc.	57,525	—	—	57,525
1,200	—	—	1,200	H.J. Heinz Company	43,620	—	—	43,620
800	—	—	800	Hershey Foods Corporation	40,552	—	—	40,552
1,400	—	—	1,400	Kellogg Company	60,200	—	—	60,200
500	—	—	500	McCormick & Company Inc.	17,715	—	—	17,715
900	—	—	900	Pepsi Bottling Group Inc.	25,236	—	—	25,236
5,700	—	1,000,000	1,005,700	PepsiCo Inc.	282,606	—	49,580,000	49,862,606
2,700	—	—	2,700	Sara Lee Corporation	62,856	—	—	62,856
500	—	—	500	SUPERVALU Inc.	14,745	—	—	14,745
2,200	—	—	2,200	Sysco Corporation	70,994	—	—	70,994
400	—	—	400	Wendy’s International Inc.	13,348	—	—	13,348
800	—	—	800	Wrigley (William Jr.) Company	52,320	—	—	52,320

					1,785,491	—	77,379,242	79,164,733

				Gaming
1,200	—	—	1,200	International Game Technology	39,648	—	—	39,648

				Health Care
500	—	—	500	Aetna Inc.	47,500	—	—	47,500
500	—	—	500	Anthem Inc. (a)	40,200	—	—	40,200
200	—	—	200	Bausch & Lomb Inc.	12,192	—	—	12,192
1,600	—	—	1,600	HCA Inc.	58,768	—	—	58,768
1,000	—	—	1,000	McKesson Corporation	26,660	—	—	26,660
1,700	—	—	1,700	Tenet Healthcare Corporation (a)	18,224	—	—	18,224
2,200	—	—	2,200	UnitedHealth Group Inc.	159,280	—	—	159,280
—	18,400	—	18,400	Amerigroup Corporation (a)	—	1,104,000	—	1,104,000

					362,824	1,104,000	—	1,466,824

				Hotels & Restaurants
600	—	—	600	Darden Restaurants Inc.	14,700	—	—	14,700
1,300	—	—	1,300	Hilton Hotels Corporation	25,870	—	—	25,870
800	—	515,986	516,786	Marriott International Inc. (Class A)	43,592	—	28,116,077	28,159,669
4,200	—	1,597,100	1,601,300	McDonald’s Corporation	122,430	—	46,555,465	46,677,895
1,300	—	—	1,300	Starbucks Corporation (a)	68,744	—	—	68,744
700	—	—	700	Starwood Hotels & Resorts Worldwide Inc.	33,411	—	—	33,411
900	—	—	900	Yum Brands Inc.	39,150	—	—	39,150

					347,897	—	74,671,542	75,019,439

				Insurance
1,700	—	—	1,700	AFLAC Inc.	60,996	—	—	60,996
2,300	—	—	2,300	Allstate Corporation	110,607	—	—	110,607
8,700	—	948,700	957,400	American International Group Inc.	528,177	—	57,595,577	58,123,754
1,100	—	—	1,100	Aon Corporation	22,451	—	—	22,451
600	—	—	600	Chubb Corporation	43,278	—	—	43,278
500	—	—	500	Cigna Corporation	31,730	—	—	31,730
600	—	—	600	Cincinnati Financial Corporation	25,050	—	—	25,050
1,000	—	—	1,000	Hartford Financial Services Group Inc.	58,480	—	—	58,480
500	—	—	500	Jefferson-Pilot Corporation	24,145	—	—	24,145
600	—	—	600	Lincoln National Corporation	26,280	—	—	26,280
600	—	—	600	Loews Corporation	35,940	—	—	35,940
1,700	—	—	1,700	Marsh & McLennan Companies Inc.	47,022	—	—	47,022
2,500	—	—	2,500	MetLife Inc.	95,875	—	—	95,875
1,100	—	—	1,100	Principal Financial Group	41,536	—	—	41,536
700	—	—	700	Progressive Corporation	65,485	—	—	65,485
1,700	—	—	1,700	Prudential Financial Inc.	78,999	—	—	78,999
400	—	—	400	SAFECO Corporation	18,496	—	—	18,496
2,300	—	—	2,300	St. Paul Companies Inc.	78,108	—	—	78,108

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value
400	—	—	400	Torchmark Corporation	21,608	—	—	21,608
1,100	—	—	1,100	UnumProvident Corporation	15,026	—	—	15,026

					1,429,289	—	57,595,577	59,024,866

				Machinery
1,100	—	500,000	501,100	Caterpillar Inc.	88,594	—	40,270,000	40,358,594
800	—	—	800	Deere & Company	47,824	—	—	47,824
800	—	—	800	Pitney Bowes Inc.	35,000	—	—	35,000

					171,418	—	40,270,000	40,441,418

				Manufacturing
2,600	—	370,000	372,600	3M Company	201,682	—	28,700,900	28,902,582
700	—	—	700	American Standard Companies Inc. (a)	25,599	—	—	25,599
400	—	—	400	Avery Dennison Corporation	24,336	—	—	24,336
400	—	—	400	Ball Corporation	15,940	—	—	15,940
600	—	—	600	Cintas Corporation	25,884	—	—	25,884
1,000	—	—	1,000	Danaher Corporation	55,130	—	—	55,130
700	—	—	700	Dover Corporation	27,489	—	—	27,489
500	—	—	500	Eaton Corporation	31,975	—	—	31,975
1,000	—	397,900	398,900	Illinois Tool Works Inc.	92,280	—	36,718,212	36,810,492
600	—	—	600	Ingersoll-Rand Company Ltd.	41,064	—	—	41,064
300	—	—	300	ITT Industries Inc.	24,342	—	—	24,342
700	—	—	700	Leggett & Platt Inc.	19,691	—	—	19,691
700	—	—	700	Molex Inc.	20,699	—	—	20,699
500	—	—	500	Pall Corporation	12,930	—	—	12,930
400	—	—	400	Parker-Hannifin Corporation	28,252	—	—	28,252
300	—	—	300	Stanley Works	13,356	—	—	13,356
300	—	—	300	W.W. Grainger Inc.	17,577	—	—	17,577

					678,226	—	65,419,112	66,097,338

				Media
900	—	160,000	160,900	Gannett Company Inc.	74,655	—	13,272,000	13,346,655
—	194,900	—	194,900	Sirius Satellite Radio Inc. (a)	—	760,110	—	760,110
15,400	122,400	—	137,800	Time Warner Inc. (a)	256,256	2,036,736	—	2,292,992

					330,911	2,796,846	13,272,000	16,399,757

				Medical Instruments
—	22,800	—	22,800	Advanced Medical Optics Inc. (a)	—	891,480	—	891,480
900	—	—	900	Biomet Inc.	42,012	—	—	42,012
2,800	—	1,402,700	1,405,500	Boston Scientific Corporation (a)	98,840	—	49,515,310	49,614,150
400	—	—	400	C.R. Bard Inc.	22,720	—	—	22,720
400	20,900	—	21,300	Fisher Scientific International Inc. (a)	22,944	1,198,824	—	1,221,768
1,100	12,800	—	13,900	Guidant Corporation	73,282	852,736	—	926,018
4,100	—	1,064,125	1,068,225	Medtronic Inc.	209,551	—	54,387,429	54,596,980
600	—	—	600	St. Jude Medical Inc. (a)	45,942	—	—	45,942
1,300	—	—	1,300	Stryker Corporation	56,017	—	—	56,017
400	—	—	400	Waters Corporation (a)	16,516	—	—	16,516
800	—	—	800	Zimmer Holdings Inc. (a)	62,072	—	—	62,072

					649,896	2,943,040	103,902,739	107,495,675

				Medical Services
2,100	—	—	2,100	Baxter International Inc.	64,596	—	—	64,596
1,100	31,200	—	32,300	Biogen Idec Inc. (a)	63,976	1,814,592	—	1,878,568
1,500	—	—	1,500	Cardinal Health Inc.	70,125	—	—	70,125
800	—	—	800	Health Management Associates Inc. (Class A)	16,528	—	—	16,528
600	—	—	600	Humana Inc. (a)	11,490	—	—	11,490
800	—	—	800	IMS Health Inc.	16,944	—	—	16,944
—	19,200	—	19,200	Kinetic Concepts Inc. (a)	—	956,736	—	956,736
300	—	—	300	Manor Care Inc.	9,822	—	—	9,822
300	7,600	—	7,900	Quest Diagnostics Inc.	26,262	665,304	—	691,566
500	—	—	500	WellPoint Health Networks Inc. (a)	48,830	—	—	48,830

					328,573	3,436,632	—	3,765,205

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value
				Metals & Mining
2,900	—	—	2,900	Alcoa Inc.	94,250	—	—	94,250
600	—	—	600	Freeport McMoRan Copper & Gold (Class B)	21,732	—	—	21,732
1,500	—	—	1,500	Newmont Mining Corporation	71,280	—	—	71,280
500	—	—	500	Nucor Corporation	21,115	—	—	21,115
400	—	—	400	United States Steel Corporation	14,688	—	—	14,688

					223,065	—	—	223,065

				Misc. Financial Services
400	—	—	400	Ambac Financial Group Inc.	31,224	—	—	31,224
4,300	—	640,000	644,300	American Express Company	228,201	—	33,964,800	34,193,001
400	—	—	400	Bear Stearns Companies Inc.	37,900	—	—	37,900
4,700	—	—	4,700	Charles Schwab Corporation	43,005	—	—	43,005
17,400	—	980,000	997,400	Citigroup Inc.	772,038	—	43,482,600	44,254,638
1,900	—	—	1,900	Countrywide Financial Corporation	60,667	—	—	60,667
3,300	—	—	3,300	Fannie Mae	231,495	—	—	231,495
2,300	—	—	2,300	Freddie Mac	153,180	—	—	153,180
900	—	—	900	Janus Capital Group Inc.	13,725	—	—	13,725
500	—	—	500	MBIA Inc.	28,930	—	—	28,930
3,200	7,900	—	11,100	Merrill Lynch & Company Inc.	172,608	426,126	—	598,734
3,700	—	—	3,700	Morgan Stanley Dean Witter & Company	189,033	—	—	189,033

					1,962,006	426,126	77,447,400	79,835,532

				Oil Services
300	—	—	300	Amerada Hess Corporation	24,213	—	—	24,213
1,100	—	—	1,100	Apache Corporation	55,770	—	—	55,770
1,200	—	—	1,200	Baker Hughes Inc.	51,396	—	—	51,396
600	—	—	600	BJ Services Company (a)	30,600	—	—	30,600
2,300	—	669,200	671,500	ConocoPhillips	193,913	—	56,420,252	56,614,165
800	—	—	800	Devon Energy Corporation	59,176	—	—	59,176
2,300	—	—	2,300	El Paso Corporation	20,562	—	—	20,562
400	14,000	—	14,400	EOG Resources Inc.	26,624	931,840		958,464
1,500	—	—	1,500	Halliburton Company	55,560	—	—	55,560
500	—	—	500	Kerr-McGee Corporation	29,610	—	—	29,610
600	—	—	600	KeySpan Corporation	23,970	—	—	23,970
1,200	—	—	1,200	Marathon Oil Corporation	45,732	—	—	45,732
500	—	—	500	Nabors Industries Ltd. (a)	24,560	—	—	24,560
—	53,100	—	53,100	National Oilwell Inc. (a)	—	1,790,001	—	1,790,001
500	—	—	500	Noble Corporation (a)	22,840	—	—	22,840
1,300	—	—	1,300	Occidental Petroleum Corporation	72,579	—	—	72,579
—	43,200	—	43,200	Patterson-UTI Energy Inc.	—	830,736	—	830,736
2,000	—	1,081,600	1,083,600	Schlumberger Ltd.	125,880	—	68,075,904	68,201,784
300	—	—	300	Sunoco Inc.	22,308	—	—	22,308
1,100	—	—	1,100	Transocean Sedco Forex Inc. (a)	38,775	—	—	38,775
900	—	—	900	Valero Energy Corporation	38,673	—	—	38,673

					962,741	3,552,577	124,496,156	129,011,474

				Paper & Forest Products
900	—	—	900	Georgia-Pacific Group	31,131	—	—	31,131
1,700	—	—	1,700	International Paper Company	65,467	—	—	65,467
400	—	—	400	Louisiana Pacific Corporation	9,804	—	—	9,804
800	—	—	800	MeadWestvaco Corporation	25,224	—	—	25,224
700	—	—	700	Plum Creek Timber Company Inc.	25,403	—	—	25,403
900	—	—	900	Weyerhaeuser Company	56,376	—	—	56,376

					213,405	—	—	213,405

				Pharmaceuticals
5,200	—	—	5,200	Abbott Laboratories	221,676	—	—	221,676
500	14,500	—	15,000	Allergan Inc.	35,780	1,037,620	—	1,073,400
400	—	—	400	AmerisourceBergen Corporation	22,016	—	—	22,016
6,500	—	—	6,500	Bristol Myers Squibb Company	152,295	—	—	152,295

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value

1,600	29,800	—	31,400	Caremark Rx Inc. (a)	47,952	893,106	—	941,058
3,800	—	820,000	823,800	Eli Lilly & Company	208,658	—	45,026,200	45,234,858
300	—	—	300	Express Scripts Inc. (Class A) (a)	19,200	—	—	19,200
1,200	—	—	1,200	Forest Laboratories Inc. (a)	53,520	—	—	53,520
500	—	—	500	Hospira Inc. (a)	15,955	—	—	15,955
—	4,000	—	4,000	ImClone Systems Inc. (a)	—	175,200	—	175,200
—	61,825	—	61,825	IVAX Corporation (a)	—	1,119,033	—	1,119,033
9,900	—	1,169,600	1,179,500	Johnson & Johnson	577,962	—	68,281,248	68,859,210
900	—	—	900	King Pharmaceuticals Inc. (a)	9,819	—	—	9,819
7,500	—	—	7,500	Merck & Company Inc.	234,825	—	—	234,825
900	—	—	900	Mylan Laboratories Inc.	15,498	—	—	15,498
—	10,200	—	10,200	OSI Pharmaceuticals Inc. (a)	—	662,796	—	662,796
25,400	26,180	1,450,000	1,501,580	Pfizer Inc.	735,330	757,911	41,977,500	43,470,741
500	—	—	500	Reynolds American Inc.	34,430	—	—	34,430
—	9,200	—	9,200	Sepracor Inc. (a)	—	422,556	—	422,556
5,000	43,700		48,700	Schering-Plough Corporation	90,550	791,407	—	881,957
600	—	—	600	UST Inc.	24,696	—	—	24,696
400	—	—	400	Watson Pharmaceuticals Inc. (a)	11,212	—	—	11,212
4,500	16,500	—	21,000	Wyeth	178,425	654,225	—	832,650

					2,689,799	6,513,854	155,284,948	164,488,601

				Printing & Publishing
800	—	—	800	Donnelley (R. R.) & Sons Company	25,160	—	—	25,160
400	—	—	400	Lexmark International Group Inc. (a)	33,244	—	—	33,244
600	—	—	600	McGraw-Hill Companies Inc.	51,750	—	—	51,750
—	17,200	—	17,200	Zebra Technologies Corporation (Class A) (a)	—	911,428	—	911,428

					110,154	911,428	—	1,021,582

				Publishing
300	—	—	300	Dow Jones & Company Inc.	13,275	—	—	13,275
300	—	—	300	Knight Ridder Inc.	20,559	—	—	20,559
600	—	—	600	New York Times Company	24,030	—	—	24,030
1,100	—	—	1,100	Tribune Company	47,520	—	—	47,520

					105,384	—	—	105,384

				Raw Materials
300	—	—	300	Phelps Dodge Corporation	26,262	—	—	26,262

				Real Estate
3,500	—	—	3,500	Cendant Corporation	72,065	—	—	72,065
1,500	—	—	1,500	Equity Office Properties Trust	42,180	—	—	42,180
1,000	—	—	1,000	Equity Residential Properties Trust	33,350	—	—	33,350
800	—	—	800	Simon Property Group Inc.	46,656	—	—	46,656

					194,251	—	—	194,251

				Retail
300	—	—	300	Autozone Inc. (a)	24,543	—	—	24,543
1,000	25,000	1,000,000	1,026,000	Bed Bath & Beyond Inc. (a)	40,790	1,019,750	40,790,000	41,850,540
1,100	—	—	1,100	Best Buy Company Inc.	65,142	—	—	65,142
700	—	—	700	Circuit City Stores Inc.	11,375	—	—	11,375
600	16,600	—	17,200	Coach Inc. (a)	27,978	774,058		802,036
1,600	—	—	1,600	Costco Wholesale Corporation	76,704	—	—	76,704
1,400	30,200	—	31,600	CVS Corporation	60,844	1,312,492		1,373,336
1,100	—	—	1,100	Dollar General Corporation	21,175	—	—	21,175
2,200	26,900	—	29,100	eBay Inc. (a)	214,742	2,625,709		2,840,451
600	—	—	600	Family Dollar Stores Inc.	17,730	—	—	17,730
600	—	—	600	Federated Department Stores Inc. (a)	30,270	—	—	30,270
3,000	—	—	3,000	Gap Inc.	59,940	—	—	59,940
600	—	—	600	Hasbro Inc.	10,614	—	—	10,614
7,400	—	—	7,400	Home Depot Inc.	303,992	—	—	303,992
1,000	—	—	1,000	J. C. Penney Company, Inc.	34,590	—	—	34,590

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value

1,200	12,800	1,155,700	1,169,700	Kohl’s Corporation (a)	60,912	649,728	58,663,332	59,373,972
1,600	—	—	1,600	Limited Brands	39,648	—	—	39,648
2,600	—	—	2,600	Lowe’s Companies Inc.	146,328	—	—	146,328
1,000	—	—	1,000	May Department Stores Company	26,060	—	—	26,060
500	—	—	500	Nordstrom Inc.	21,590	—	—	21,590
1,100	—	—	1,100	Office Depot Inc. (a)	17,809	—	—	17,809
—	10,600	—	10,600	Polo Ralph Lauren Corporation	—	391,458	—	391,458
700	—	—	700	Prologis	27,286	—	—	27,286
600	—	—	600	Radioshack Corporation	17,958	—	—	17,958
1,600	—	—	1,600	Safeway Inc. (a)	29,184	—	—	29,184
700	—	—	700	Sears Roebuck & Company	24,500	—	—	24,500
1,700	—	—	1,700	Staples Inc.	50,558	—	—	50,558
3,000	—	—	3,000	Target Corporation	150,060	—	—	150,060
2,500	—	—	2,500	The Kroger Company (a)	37,775	—	—	37,775
500	—	—	500	Tiffany & Company	14,665	—	—	14,665
1,600	—	—	1,600	TJX Companies Inc.	38,368	—	—	38,368
800	—	—	800	Toys R Us Inc. (a)	14,408	—	—	14,408
—	20,400	—	20,400	Tractor Supply Company (a)	—	740,112	—	740,112
14,200	—	—	14,200	Wal-Mart Stores Inc.	765,664	—	—	765,664
3,500	—	—	3,500	Walgreen Company	125,615	—	—	125,615

					2,608,817	7,513,307	99,453,332	109,575,456

				Semiconductors
1,200	—	—	1,200	Advanced Micro Devices Inc. (a)	20,184	—	—	20,184
1,300	—	—	1,300	Altera Corporation (a)	29,549	—	—	29,549
1,300	—	—	1,300	Analog Devices Inc.	52,338	—	—	52,338
5,700	—	—	5,700	Applied Materials Inc. (a)	91,770	—	—	91,770
1,100	43,800	—	44,900	Broadcom Corporation (Class A) (a)	29,755	1,184,790	—	1,214,545
21,600	20,200	—	41,800	Intel Corporation	480,816	449,652	—	930,468
1,400	—	—	1,400	LSI Logic Corporation (a)	6,370	—	—	6,370
1,100	—	620,000	621,100	Maxim Integrated Products Inc.	48,389	—	27,273,800	27,322,189
2,100	—	—	2,100	Micron Technology Inc. (a)	25,578	—	—	25,578
1,200	—	—	1,200	National Semiconductor Corporation (a)	20,040	—	—	20,040
500	15,200		15,700	Novellus Systems Inc. (a)	12,955	393,832		406,787
600	—	—	600	Nvidia Corporation (a)	8,682	—	—	8,682
600	—	—	600	PMC-Sierra Inc. (a)	6,156	—	—	6,156
—	113,500	—	113,500	Skyworks Solutions Inc. (a)	—	1,009,015	—	1,009,015
700	—	—	700	Teradyne Inc. (a)	11,592	—	—	11,592
5,800	—	—	5,800	Texas Instruments Inc.	141,810	—	—	141,810
1,200	—	—	1,200	Xilinx Inc.	36,720	—	—	36,720

					1,022,704	3,037,289	27,273,800	31,333,793

				Technology
1,600	—	—	1,600	Agilent Technologies Inc. (a)	40,096	—	—	40,096
700	—	—	700	Jabil Circuit Inc. (a)	17,017	—	—	17,017
1,000	—	—	1,000	Linear Technology Corporation	37,880	—	—	37,880
800	—	—	800	Symbol Technologies Inc.	11,752	—	—	11,752

					106,745	—	—	106,745

				Telecommunications
3,000	—	—	3,000	ADC Telecommunications Inc. (a)	6,630	—	—	6,630
1,000	—	—	1,000	Alltel Corporation	54,930	—	—	54,930
600	—	—	600	Andrew Corporation (a)	8,388	—	—	8,388
2,700	—	—	2,700	AT&T Corporation	46,197	—	—	46,197
1,500	—	—	1,500	Avaya Inc. (a)	21,600	—	—	21,600
6,100	—	—	6,100	BellSouth Corporation	162,687	—	—	162,687
500	—	—	500	Centurytel Inc.	16,045	—	—	16,045
1,200	—	—	1,200	Citizens Communications Company (a)	16,080	—	—	16,080
700	—	—	700	Comverse Technology Inc. (a)	14,448	—	—	14,448
14,500	—	—	14,500	Lucent Technologies Inc. (a)	51,475	—	—	51,475
5,500	26,400	1,410,900	1,442,800	QUALCOMM Inc.	229,955	1,103,784	58,989,729	60,323,468
6,200	—	—	6,200	Qwest Communications International Inc. (a)	21,204	—	—	21,204

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value

11,100	—	—	11,100	SBC Communications Inc.	280,386	—	—	280,386
500	—	—	500	Scientific-Atlanta Inc.	13,695	—	—	13,695
4,900	—	—	4,900	Sprint Corporation	102,655	—	—	102,655
1,400	—	—	1,400	Tellabs Inc. (a)	11,200	—	—	11,200
9,300	—	—	9,300	Verizon Communications Inc.	363,630	—	—	363,630

					1,421,205	1,103,784	58,989,729	61,514,718

				Transportation
1,200	23,900	—	25,100	Burlington Northern Santa Fe Corporation	50,172	999,259	—	1,049,431
800	—	—	800	CSX Corporation	29,200	—	—	29,200
1,000	9,650	—	10,650	FedEx Corporation	91,120	879,308	—	970,428
1,300	—	—	1,300	Norfolk Southern Corporation	44,135	—	—	44,135
200	—	—	200	Ryder System Inc.	10,020	—	—	10,020
2,800	—	—	2,800	Southwest Airlines Company	44,156	—	—	44,156
900	—	—	900	Union Pacific Corporation	56,673	—	—	56,673

					325,476	1,878,567	—	2,204,043

				Utilities
500	—	—	500	Allegheny Energy Inc. (a)	9,155	—	—	9,155
700	—	—	700	Ameren Corporation	33,600	—	—	33,600
1,400	—	—	1,400	American Electric Power Inc.	46,102	—	—	46,102
900	—	—	900	Consolidated Edison Inc.	39,105	—	—	39,105
600	—	—	600	Constellation Energy Group Inc.	24,372	—	—	24,372
1,100	—	—	1,100	Dominion Resources Inc.	70,752	—	—	70,752
1,100	—	—	1,100	Edison International	33,550	—	—	33,550
1,100	—	—	1,100	FirstEnergy Corporation	45,463	—	—	45,463
600	—	—	600	FPL Group Inc.	41,340	—	—	41,340
400	—	—	400	Kinder Morgan Inc.	25,748	—	—	25,748
1,000	—	—	1,000	NiSource Inc.	21,450	—	—	21,450
1,400	—	—	1,400	PG&E Corporation (a)	44,856	—	—	44,856
700	—	—	700	PPL Corporation	36,400	—	—	36,400
800	—	—	800	Public Service Enterprise Group	34,072	—	—	34,072
800	—	—	800	Sempra Energy	26,832	—	—	26,832
2,500	—	—	2,500	Southern Company	78,975	—	—	78,975

					611,772	—	—	611,772

				Waste Management
1,100	—	—	1,100	Allied Waste Industries Inc. (a)	8,976	—	—	8,976
1,900	—	—	1,900	Waste Management Inc.	54,112	—	—	54,112

					63,088	—	—	63,088

				Wireless Communications
7,900	32,800	—	40,700	Motorola Inc.	136,354	566,128	—	702,482
3,700	—	—	3,700	Nextel Communications Inc. (Class A) (a)	98,013	—	—	98,013
—	13,000	—	13,000	Spectrasite Inc. (a)	—	666,900	—	666,900

					234,367	1,233,028	—	1,467,395

				Total Domestic Common Stocks ( Identified cost $32,749,605, $60,307,621, $1,356,516,924, and $1,416,824,545 respectively )	35,060,568	67,590,256	1,495,647,873	1,598,298,697

				Foreign Stocks
				Computer Services
—	8,900	—	8,900	Netease.com Inc. (ADR) (a)	—	413,939	—	413,939

				Computer Software
—	38,000	—	38,000	Check Point Software Technologies Ltd. (a)	—	859,598	—	859,598
—	19,550	—	19,550	Research in Motion Ltd. (a)	—	1,724,310	—	1,724,310

					—	2,583,908	—	2,583,908

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value
				Crude & Petroleum
—	15,500	—	15,500	BP (ADR)	—	902,875	—	902,875

				Insurance
1,000	—	—	1,000	ACE Ltd.	38,060	—	—	38,060
500	—	—	500	XL Capital Ltd. (Class A)	36,250	—	—	36,250

					74,310	—	—	74,310

				Manufacturing
300	—	—	300	Cooper Industries Ltd. (Class A)	19,170	—	—	19,170
6,700	40,100	—	40,100	Tyco International Ltd.	208,705	1,249,115	—	1,249,115

					227,875	1,249,115	—	1,268,285

				Medical Services
—	5,600	—	5,600	Given Imaging (a)	—	180,600	—	180,600

				Oil Services
—	25,900	—	25,900	Talisman Energy Inc.	—	695,933	—	695,933

				Pharmaceuticals
—	4,300	—	4,300	Novartis (ADR)	—	206,443	—	206,443
—	22,800	—	22,800	Teva Pharmaceutical Industries Ltd. (ADR)	—	592,800	—	592,800

					—	799,243	—	799,243

				Technology
—	25,400	—	25,400	Accenture Ltd. (a)	—	614,934	—	614,934

				Transportation
—	12,800	—	12,800	Teekay Shipping Corporation	—	591,360	—	591,360

				Travel/Entertainment/Leisure
—	12,600	—	12,600	Royal Caribbean Cruises Ltd.	—	587,160	—	587,160

				Wireless Communications
—	80,100	—	80,100	Nokia Corporation (ADR)	—	1,235,142	—	1,235,142

				Total Foreign Stocks	—
				(Identified cost $317,364, $8,179,027 and $8,496,391, respectively)	302,185	9,854,209	—	9,947,689

Principal Amount	Principal Amount	Principal Amount	Principal Amount
				Commercial Paper
$—	$—	$2,400,000	$2,400,000	American Express Credit Corporation, 1.78% due 12/06/04	—	—	2,395,847	2,395,847
—	—	21,000,000	21,000,000	General Electric Capital Corporation, 1.78% due 11/08/04	—	—	20,992,732	20,992,732
—	—	5,000,000	5,000,000	General Electric Capital Corporation, 1.83% due 11/30/04	—	—	4,992,629	4,992,629
—	—	18,900,000	18,900,000	General Electric Capital Corporation, 1.92% due 12/27/04	—	—	18,843,552	18,843,552
—	—	3,000,000	3,000,000	General Electric Capital Corporation, 1.94% due 12/30/04	—	—	2,990,461	2,990,461

				Total Commercial Paper	—	—	50,215,221	50,215,221

				(Identified cost $50,215,221)
				Short-Term U. S. Government Obligations (w)
—	1,000,000	—	1,000,000	Fannie Mae Discount Note 1.76% due 11/05/04	—	999,804	—	999,804
—	1,500,000	—	1,500,000	Freddie Mac Discount Note 1.80% due 12/28/04	—	1,495,725	—	1,495,725

				Total Short-Term U. S. Government Obligations	—	2,495,529	—	2,495,529

				(Identified cost $2,495,529)
				U.S. Treasury Notes (w)
1,648,000	—	—	1,648,000	5.50% due 05/15/09	1,809,838	—	—	1,809,838

				(Identified cost $1,837,399)

AXA ENTERPRISE GROWTH FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Strategic Allocation Fund Shares	Enterprise Multi-Cap Growth Fund Shares	Enterprise Growth Fund Shares	Pro Forma AXA Enterprise Growth Fund Shares	Description	Enterprise Strategic Allocation Fund Market Value	Enterprise Multi-Cap Growth Fund Market Value	Enterprise Growth Fund Market Value	Pro Forma AXA Enterprise Growth Fund Market Value
				Repurchase Agreements

—	1,851,000	71,734,000	73,585,000	State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04	—	1,851,000	71,734,000	73,585,000

				Proceeds $1,851,224 and $71,742,668 respectively
				Collateral: U.S. Treasury Bond $1,170,000, 11.25% due 02/15/15, Value $1,918,911 and U.S. Treasury Bond $45,275,000, 11.25% due 02/15/15, Value $74,255,306 respectively
				(Identified cost $1,851,000, $71,734,000 and $73,585,000 respectively)

				Total Investments	$37,172,591	$81,790,994	$1,617,597,094	$1,699,388,088

				(Cost $34,904,368, $72,833,178, $1,478,466,145 and 1,586,203,691 respectively)

(a)	Non-income producing security.
(w)	Non conforming holdings will be eliminated from the portfolio prior to the date of the merger.

Pro Forma AXA Enterprise Growth Financials

As of October 31, 2004

(Unaudited)

	Enterprise Strategic Allocation	Enterprise Multi-Cap Growth	Enterprise Growth	Pro Forma Adjustments		Pro Forma AXA Enterprise Growth
Statement of Assets and Liabilities
Assets
Investments at value	$37,172,591	$81,790,994	$1,617,597,094	$—		$1,736,560,679
Cash	—	867	335	—		1,202
Receivable for investments sold	241,404	1,105,531	10,934,319	—		12,281,254
Receivable for fund shares sold	7,342	79,505	3,462,199	—		3,549,046
Investments income receivable	87,568	2,726	2,044,831	—		2,135,125
Due from Investment Advisor	8,811	—	—	—		8,811
Other assets	36,987	37,239	134,493	—		208,719

Total assets	37,554,703	83,016,862	1,634,173,271	—		1,754,744,836

Liabilities
Payable for investments purchased	123,926	1,643,235	21,797,222	—		23,564,383
Payable for fund shares redeemed	106,794	404,438	6,803,122	—		7,314,354
Bank overdraft	266,101	—	—	—		266,101
Due to investment adviser	—	13,191	—	—		13,191
Accrued expenses and other liabilities	28,042	71,306	854,997	—		954,345

Total liabilities	524,863	2,132,170	29,455,341	—		32,112,374

Net Assets	$37,029,840	$80,884,692	$1,604,717,930	$—		$1,722,632,462

Investments at cost	$34,904,368	$72,833,178	$1,478,466,145	$—		$1,586,203,691

Components of Net Assets:
Paid in capital	$35,507,709	$210,638,039	$1,777,045,838	$—		$2,023,191,586
Accumulated overdistributed net investment income	6,180	—	—	—		6,180
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(752,272)	(138,711,163)	(311,458,857)	—		(450,922,292)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	2,268,223	8,957,816	139,130,949	—		150,356,988

Net Assets	$37,029,840	$80,884,692	$1,604,717,930	$—		$1,722,632,462

Class A Shares:
Net Assets	$14,405,608	$30,501,081	$961,076,764	$—		$1,005,983,453

Shares outstanding	1,428,881	4,633,001	61,562,573	(3,185,347	) (a)	64,439,108

Net asset value, offering and redemption price per share	$10.08	$6.58	$15.61	$—		$15.61
Maximum sales charge per share (4.75%)	$0.50	$0.33	$0.78	$—		$0.78

Maximum offering price per share	$10.58	$6.91	$16.39	$—		$16.39

Class B Shares:
Net Assets	$13,490,380	$39,379,190	$391,307,239	$—		$444,176,809

Shares outstanding	1,359,963	6,156,143	26,578,703	(3,925,054	) (a)	30,169,755

Net asset value, offering and redemption price per share	$9.92	$6.40	$14.72	$—		$14.72

Class C Shares:
Net Assets	$7,796,284	$10,709,161	$195,473,056	$—		$213,978,501

Shares outstanding	786,177	1,677,291	13,093,597	(1,223,896	) (a)	14,333,169

Net asset value, offering and redemption price per share	$9.92	$6.38	$14.93	$—		$14.93

Class Y Shares:
Net Assets	$1,337,568	$295,260	$56,860,871	$—		$58,493,699

Shares outstanding	131,156	43,846	3,481,527	(75,026	) (a)	3,581,503

Net asset value, offering and redemption price per share	$10.20	$6.73	$16.33	$—		$16.33

(a)	Reflects retired shares of the portfolio.

See Notes to Financial Statements

Pro Forma AXA Enterprise Growth Financials

As of October 31, 2004

(Unaudited)

	Enterprise Strategic Allocation For the Period January 1, 2004 to October 31, 2004	Enterprise Multi- Cap Growth For the Period January 1, 2004 to October 31, 2004	Enterprise Growth For the Period January 1, 2004 to October 31, 2004	Pro Forma Adjustments		Pro Forma AXA Enterprise Growth
Statement of Operations
Investment Income
Dividends	$492,144	$223,992	$16,417,269	$3,426,681	(c)	$20,560,086
Interest	43,978	28,790	487,626	112,079	(c)	672,473
Securities Lending	194	—	15,717	3,182	(c)	19,093
Other Income	12	33	22,557	4,520	(c)	27,122

Total income	536,328	252,815	16,943,169	3,546,462		21,278,774

Expenses
Administrative fees	—	—	—	998,696	(a) (c)	998,696
Transfer Agent fees	101,422	369,522	3,642,231			4,113,175
Investment management fees	232,721	749,594	10,554,665	1,514,486	(a) (c)	13,051,466
Professional fees	8,176	16,476	324,561	(24,652	) (b) (c)	324,561
Custodian fees	49,400	32,779	341,491	—		423,670
Registration and filing fees	31,352	31,021	52,870	(62,373	) (b) (c)	52,870
Reports to shareholders	11,637	23,564	476,612	—		511,813
Trustees’ fees	895	2,018	37,152	—		40,065
Distribution fees - Class A	54,401	122,928	3,713,796	777,965	(a) (c)	4,669,090
Distribution fees - Class B	113,280	367,460	3,614,261	818,587	(a) (c)	4,913,588
Distribution fees - Class C	64,758	97,483	1,725,361	377,337	(a) (c)	2,264,939
Other expenses	1,388	3,595	85,391	—		90,374

Gross expenses	669,430	1,816,440	24,568,391	4,400,046		31,454,307
Less: Reimbursement from investment manager	(111,180)	(66,668)	—	177,848	(b) (c)

Net expenses	558,250	1,749,772	24,568,391	4,577,894		31,454,307

Net Investment Loss	(21,922)	(1,496,957)	(7,625,222)	(1,031,432)		(10,175,533)

Realized and Unrealized Gain (Loss)
Realized gain on investments:	212,702	3,830,048	57,387,825	—		61,430,575
Change in unrealized appreciation (depreciation) on investments:	343,947	(5,211,068)	(78,830,666)	—		(83,697,787)

Net Realized and Unrealized Gain	556,649	(1,381,020)	(21,442,841)	—		(22,267,212)

Net Increase (Decrease) in Net Assets Resulting From Operations	$534,727	$(2,877,977)	$(29,068,063)	$(1,031,432)		$(32,442,745)

(a)	Reflects adjustment in expenses due to effects of new contract rate.

(b)	Reflects adjustment in expenses due to elimination of duplicative services.

(c)	Reflects adjustments due to annualization.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED - As of October 31, 2004)

NOTE 1 – BASIS OF COMBINATION:

On December 15, 2004 and January 14, 2005, the Board of Directors of The Enterprise Group of Funds, Inc. (the “Corporation”) approved a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Agreement”) that provides for the reorganization of the Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund (the “Enterprise Multi-Cap Fund”) and Enterprise Strategic Allocation Fund (the “Enterprise Strategic Fund” and collectively, the “Acquired Funds” and individually an “Acquired Fund”), each of which is a series of the Corporation, into the AXA Enterprise Growth Fund (the “AXA Growth Fund” or “Acquiring Fund” and together with the Acquired Funds, the “Funds” or individually, a “Fund”), a series of the AXA Enterprise Funds Trust (the “Trust” and together with the Corporation, the “Companies” and individually, a “Company”) (each, a “Reorganization” and collectively, the “Reorganizations”). The Trust’s Board of Trustees approved the Reorganization Agreement on December 30, 2004 and January 14, 2005.

The Reorganization Agreement provides, with respect to each Reorganization, for the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund, the assumption by the Acquiring Fund of all the stated liabilities of the Acquired Fund, the distribution of the Acquiring Fund shares to the Acquiring Fund’s shareholders of record determined immediately after the close of business on the closing date, and the complete termination of the Acquired Fund.

The contractual management fees for the Enterprise Growth Fund, Enterprise Multi-Cap Fund and Enterprise Strategic Fund are equal to an annual rate of 0.75%, 1.00% and 0.75%, respectively, of the average daily net assets of the respective Funds. The contractual management fee for the AXA Growth Fund is equal to an annual rate of 0.730% of the Fund’s average daily net assets for the first $1 billion, 0.705% of the Fund’s average daily net assets for the next $1 billion, 0.680% of the Fund’s average daily net assets for the next $3 billion, 0.655% of the Fund’s average daily net assets for the next $5 billion and 0.630% of the Fund’s average daily net assets thereafter. AXA Equitable Life Insurance Company has agreed to waive or limit its fees and to assume other expenses of the AXA Growth Fund so that the total annual operating expenses are limited to 1.60%, 2.15%, 2.15% and 1.15% of the average daily net assets of the Fund’s Class A, Class B, Class C and Class Y shares, respectively. Each Reorganization is subject to the approval of the shareholders of the Acquired Fund involved in the Reorganization. Shareholders of each Acquired Fund will vote separately on each of the Reorganizations into the Acquiring Fund. Furthermore, each such Reorganization is not contingent on the approval of such other Reorganization. A special meeting of shareholders of each Acquired Fund is scheduled to be held on or about April 20, 2005.

The Reorganizations will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred at October 31, 2004. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the AXA Growth Fund as if it had acquired each Acquired Fund at October 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of the AXA Growth Fund as if it had acquired each Acquired Fund at the beginning of the period ended October 31, 2004. These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Fund under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Acquiring Fund for pre-combination periods will not be restated.

The Enterprise Growth Fund is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies,” and include in their order of relative importance:

a.)	Portfolio Management—The merged entity will be managed by the same investment adviser in the Enterprise Growth Fund.

b.)	Portfolio Composition—The portfolio composition of the merged entity will resemble the portfolio structure of the Enterprise Growth Fund.

c.)	Investment, Policies and Restrictions – The merged entity will have the same investment policies and restrictions as the Enterprise Growth Fund.

d.)	Expense Structure and Expense Ratios – The merged entity will have substantially the same expense structure and expense ratios as the Enterprise Growth Fund.

The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included in the Trust’s Statement of Additional Information relating to the Reorganizations.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies of each Company.

Use of Estimates in Preparation of Financial Statements – Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts and disclosures. Actual results could differ from those estimates. In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments – Stocks listed on national securities exchanges are valued at the last price or official closing on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at bid estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask prices. In such cases, the NOCP will be normalized to the nearer of the bid or the ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at the bid price obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the relevant Company’s Board of Trustees or Directors.

Long-term corporate bonds may be valued on the basis of price provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities not traded directly, or in American Depository Receipt (ADR) or similar form in the United States are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Futures contracts are valued at their last sale price or, if there are no sales, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuations cannot be provided, are valued at fair value under the direction of the relevant Company’s Board of Trustees or Directors.

Events or circumstances affecting the values of a Fund’s securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Fund’s calculation of its net asset values when its investment manager deems that the particular event or circumstance would materially affect the Fund’s net asset value.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investments sold.

Short-term debt securities with 61 days or more to maturity at time of purchase are generally valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Special Valuation/Concentration Risks – Foreign denominated assets, if any, held by a Fund may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

A Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Certain securities held by a Fund are valued on the basis of a price provided by a single market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

Illiquid Securities – At times, a Fund may hold, up to its SEC or prospectus defined limitation, illiquid securities that it may not be able to sell at their current fair value price. Although it is expected that the fair value represents the current realizable value on disposition of such securities, there is no guarantee that the Fund will be able to do so. In addition, a Fund may incur certain costs related to the disposition of such securities. Any securities the investment manager has deemed to be illiquid have been denoted as such in the Portfolios of Investments.

Repurchase Agreements – A Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Fund’s holding period. Under each repurchase agreement, it is the Fund’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Written Options – When a Fund writes an option, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The excess between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security (or financial instrument) in determining whether the Fund has realized a gain or loss. If a put option is exercised, the Fund purchases the security (or financial instrument), the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund writes a swap option, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the swap option written. If a call swap option is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swap option is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swap options that expire or are exercised are treated as realized gains upon the expiration or exercise of such swap options. The risk associated with writing put and call swap options is that the Fund will be obligated to be party to a swap agreement at disadvantageous interest rates if a swap option is exercised.

Futures Contracts – A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed the Fund records a realized gain or loss equal to the difference between the value of the contract of the time it was opened and the value at the time it was closed.

Foreign Currency Translation – The books and records of each Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities – at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses – at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on a Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations of the realized and unrealized gains and losses sections, respectively, on the Statements of Operations.

Forward Currency Exchange Contracts – As part of its investment program, a Fund may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency.

Delayed Delivery Transactions – A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the subadviser or the Fund will set aside or earmark internally until the settlement date, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Forward sales commitments are accounted for by a Fund in the same manner as forward currency exchange contracts discussed above.

Swap Agreements – A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swap market could affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Security Transactions and Investment Income - Security transactions are accounted for on the trade date. Securities purchased or sold on a when issued or delayed delivery basis, if any, may be settled a month or more after the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes using the effective interest method. All income is allocated to the classes based on net assets.

Dividends and Distributions – Distributions of capital gains, if any, from each Fund are made at least annually. Dividends from net investment income, if any, for the Funds are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions are paid out at the class level whereas capital gains are paid out at the Fund level.

Expenses – Generally, a Fund and class bears expenses incurred specifically on its behalf, such as advisory and distribution fees, as well as a portion of the common expenses of the relevant Company, which are generally allocated to the Fund, and simultaneously to the classes, based on net assets or other appropriate allocation methods. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. A Fund may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Fund. These amounts, if any, are reported in the statements of operations.

Federal Income Taxes – It is the policy of each Company to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Accordingly, no provision for Federal income tax is required. Depending on circumstances post merger, a Fund may have a limitation on the amount of capital loss carryforwards it may utilize in future years.

NOTE 3 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued for each class in connection with the proposed acquisition of each Acquired Fund as of October 31, 2004. The number of additional shares issued was calculated by dividing the net asset value of Class A, Class B, Class C and Class Y of each Acquired Fund by the corresponding net asset value per share of the Acquiring Fund. The share class structure of each Acquired Fund and the Acquiring Fund are the same.

NOTE 4 – UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in the Acquiring Fund’s shares as if the Reorganiztions had taken place on October 31, 2004. The Funds will bear the expenses of the Reorganizations, which are estimated at $550,000. The pro forma adjustments include expense adjustments due to the annualization of certain items in the statement of operations.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

PROXY	THE ENTERPRISE GROUP OF FUNDS, INC. Enterprise Growth Fund, Enterprise Multi-Cap Growth Fund and Enterprise Strategic Allocation Fund	PROXY

Special Meeting of Shareholders –                     2005

This proxy is being solicited for the Board of Directors of The Enterprise Group of Funds, Inc. (the “Corporation”) on behalf of the Funds listed above, each of which is a series of the Corporation. The undersigned hereby appoints as proxies                      and                     , and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Funds listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE                      OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated – for example: “ABC Corp., John Doe, Treasurer.”

Signature

Signature (if held jointly)

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

The Board of Directors recommends a vote “FOR” each Proposal. Please indicate your vote by filling in the box completely. EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	(a)	To approve the Agreement and Plan of Reorganization and Termination that provides for the reorganization of the Enterprise Growth Fund, a series of The Enterprise Group of Funds, Inc., a Maryland corporation, into the AXA Enterprise Growth Fund, a newly created series of the AXA Enterprise Funds Trust, as described in Proposal 1 of the Combined Proxy Statement and Prospectus, dated , 2005.	☐	☐	☐

	(b)	To approve the Agreement and Plan of Reorganization and Termination that provides for the reorganization of the Enterprise Multi-Cap Growth Fund, a series of The Enterprise Group of Funds, Inc., a Maryland corporation, into the AXA Enterprise Growth Fund, a newly created series of the AXA Enterprise Funds Trust, as described in Proposal 1 of the Combined Proxy Statement and Prospectus, dated , 2005.	☐	☐	☐

	(c)	To approve the Agreement and Plan of Reorganization and Termination that provides for the reorganization of the Enterprise Strategic Fund, a series of The Enterprise Group of Funds, Inc., a Maryland corporation, into the AXA Enterprise Growth Fund, a newly created series of the AXA Enterprise Funds Trust, as described in Proposal 1 of the Combined Proxy Statement and Prospectus, dated , 2005.	☐	☐	☐

Please date and sign the reverse side of this card.

PART C

OTHER INFORMATION

Item 15.	Indemnification.

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. . . . Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. . . .

Section 7. Applicable Law. (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. . (b) Notwithstanding the first sentence of Section 7(a) of this Article IX, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: . . . (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

(1)	(a)(1) Agreement and Declaration of Trust of Registrant.[1]

(a)(2) Certificate of Trust of Registrant.1

(2)	By-laws of Registrant.[1]

(3)	None other than provisions contained in Exhibit (a)(1) and (b).

(4)	Form of Agreement and Plan of Reorganization and Termination; filed herewith as Exhibit A to the Combined Proxy Statement and Prospectus set forth as Part A to the Registration Statement on Form N-14.

(5)	Not Applicable.

(6)	Form of Investment Management Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”).[1]

(7)	Form of Distribution Agreement between Registrant and Enterprise Fund Distributors, Inc. (“EFD”).[1]

(8)	Not applicable.

(9)	Form of Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”).[1]

(10)	(a) Form of Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the Registrant.[1]

(b) Form of Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant.1

(c) Form of Distribution Plan pursuant to Rule 12b-1 with respect to Class C shares of the Registrant.1

(d) Form of Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940.1

(11)	Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered. (Filed herewith.)

(12)	Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP as to tax matters. (To be filed.)

(13)	(a) Form of Mutual Funds Service Agreement between Registrant and AXA Equitable.[1]

(b) Form of Expense Limitation Agreement between Registrant and AXA Equitable.1

(14)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Filed herewith.)

(15)	Not Applicable.

(16)	Powers of Attorney.[1]

(17)	Additional Exhibits

(a) Proxy Card (Filed herewith.)

[1]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 30, 2004.

Item 17.	Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), this registration statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 14th day of January, 2005.

AXA Enterprise Funds Trust

By:	/s/ Kenneth T. Kozlowski
Kenneth T. Kozlowski
President

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kenneth T. Kozlowski Kenneth T. Kozlowski	Trustee	January 14, 2005

/s/ Kenneth B. Beitler Kenneth B. Beitler	Trustee	January 14, 2005

/s/ Patricia Louie Patricia Louie	Trustee	January 14, 2005

EXHIBIT INDEX

Exhibit Number.	Description of Exhibit

(11)	Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered.

(14)	Consent of PricewaterhouseCoopers LLP.